February  27,  2003


To  Shareholders  of  the  following  Series  of  the  Exeter  Fund:

Small  Cap  Series
International  Series
World  Opportunities  Series
Global  Fixed  Income  Series
Life  Sciences  Series
Technology  Series
New  York  Tax  Exempt  Series
Ohio  Tax  Exempt  Series
Diversified  Tax  Exempt  Series

Dear  Shareholder:

Enclosed is a copy of the Annual Report for each of the above Series of the Exeter Fund in which you were invested as of December 31, 2002. The reports include information about the Series' performance as well as portfolio listings as of that date.

Please contact our Fund Services department at 1-800-466-3863 or your Client Consultant if you have any questions about the Annual Reports or about the Fund.

Sincerely,

/s/  Amy  J.  Williams

Amy  J.  Williams
Fund  Services  Manager

EXETER  FUND,  INC.
ANNUAL  REPORT
DECEMBER  31,  2002
OHIO  TAX  EXEMPT  SERIES

Management  Discussion  and  Analysis

DEAR  SHAREHOLDERS:

They say that "every dog has his day", and in 2002 municipal bonds took center stage as far as the taxable individual investor was concerned. In the late 1990's when the major equity indices were routinely posting double digit returns, between one-third and one-half of the dollars flowing into mutual funds found their way into some type of equity fund. Municipal bond funds garnered a paltry four cents of every dollar in 1998, less than one penny per dollar in 1999, and actually experienced net outflows in 2000. However, after three straight years of double-digit equity market declines, municipal bond funds exploded in popularity in 2002, garnering about one-quarter of the net sales made in mutual funds last year. The interest in municipal bond funds was especially pronounced over the last half of 2002, as net sales into equity funds actually went negative, at a time when net sales in municipal funds were accelerating.

In 2002, 3%, 4%, and 5% tax-free yields suddenly became appealing. Investors' newfound appetite for municipal bonds proved fortuitous as municipal indices posted total returns in the neighborhood of 8% to 10% with the price appreciation in the municipal market equal to or greater than the income generated. Those returns reflected not only the increased demand for municipal bonds, but also an economic environment (i.e. modest economic growth and minimal inflation pressures) that was especially friendly to all fixed income investors.

With 2001 having been a recession year, expectations about the growth potential of the U.S. economy were quite high at the start of 2002. And while the first quarter of the year was encouraging, the second quarter's GDP figures, which came out during the third quarter of the year, proved disappointing. Throughout the remainder of 2002 the environment remained decidedly mixed; non-farm payrolls actually contracted over the last six months of the year, and the manufacturing sector of the economy, as measured by the Institute of Supply Management Index, essentially treaded water.

Given where the economy was in the economic cycle, expectations of a benign inflation environment were entirely justified. Typically as a recession ends and a new expansion begins, inflation trends lower as the excess capacity is used up and productivity gains accelerate. In 2002, the productivity gains materialized, but while capacity utilization rates inched modestly higher, they did not move up as much as was expected. That was a result of disappointing economic growth. As for the actual inflation figures, year-over-year CPI growth bottomed at 1.1% in June, remained below 2% during the third quarter of the year, and was only modestly above 2% during the fourth quarter.

While the municipal market enjoyed its day in the sun, a repeat performance in 2003 may prove difficult. Economic growth may continue to follow its modest growth path, but the possibility of an upside surprise is greater in 2003 than it was in 2002. As for inflation, the cyclical sweet spot is behind us, and while inflation should remain benign, it may nonetheless drift modestly higher. After three consecutive years of poor performance, it is possible that the equity markets might improve, thereby renewing investment interest and once again attracting a disproportionate share of any mutual fund inflows.

It should also be mentioned that disappointing economic growth and poor equity market performance has hurt tax receipts at the state and local level. That in conjunction with an increased demand for social services has created a tough financial environment for most, if not all, of the municipalities. In other words, the aggregate credit quality of the municipal market has deteriorated.

The Ohio Tax Exempt Series benefited from the investment/economic environment in 2002, posting a return of more than 8%. The fact that the Series was invested with a higher quality bias, which resulted in slightly lower coupon returns than the benchmark, acted as a bit of drag in 2002. However, that higher quality bias should serve the Series well over the next year given the tougher credit environment that has enveloped the municipal bond market.

Over the longer term, municipal yields will fluctuate; sometimes the cyclical pressures will push them higher, and other times they will push them lower. However, the long-term forces that drove inflation down over the last 15+ years, and should keep it down, remain firmly in place. As for the higher-quality bias of the funds, that reflects our risk adverse style and a preference for holding only the most liquid securities.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Management  Discussion  and  Analysis

[graphic]
[pie  chart]

Portfolio  Composition1  -  As  of  12/31/02

General  Obligation  Bonds  -  84.4%
Revenue  Bonds  -  15.6%

1As  a  percentage  of  municipal  securities.

[graphic]
[pie  chart]

Quality  Ratings2  -  As  of  12/31/02

Aaa  -  85.7%
Aa  -  12.9%
A  -  1.4%

2Using  Moody's  Ratings,  as  a  percentage  of  municipal  securities.

Performance  Update  as  of  December  31,  2002

Exeter  Fund,  Inc.
Ohio  Tax  Exempt  Series



                                    Total Return
                               ---------------------
Through     Growth of $10,000                Average
12/31/02      Investment       Cumulative     Annual
One Year    $   10,822           8.22%         8.22%
Five Year   $   12,651          26.51%         4.81%
Inception1  $   15,470          54.70%         5.03%




Merrill  Lynch  Intermediate  Municipal  Bond  Index




                                    Total Return
                              -----------------------
Through     Growth of $10,000                 Average
12/31/02      Investment       Cumulative      Annual
One Year    $   11,048          10.48%         10.48%
Five Year   $   13,533          35.33%          6.23%
Inception1  $   16,789          67.89%          6.00%



The value of a $10,000 investment in the Exeter Fund, Inc. - Ohio Tax Exempt Series from its inception (2/14/94) to present (12/31/02) as compared to the Merrill Lynch Intermediate Municipal Bond Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



               Exeter Fund, Inc.               Merrill Lynch
Date        Ohio Tax Exempt Series   Intermediate Municipal Bond Index
2/14/1994   $                10,000  $                           10,000
12/31/1994                    9,377                               9,709
12/31/1995                   10,985                              11,009
12/31/1996                   11,331                              11,520
12/31/1997                   12,228                              12,406
12/31/1998                   12,882                              13,183
12/31/1999                   12,229                              13,182
12/31/2000                   13,721                              14,453
12/31/2001                   14,294                              15,197
12/31/2002                   15,470                              16,789



1Performance numbers for the Series and Index are calculated from February 14, 1994, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 255 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2002




                                                                                         CREDIT
                                                                                         RATING*    PRINCIPAL     VALUE
                                                                                       (UNAUDITED)    AMOUNT    (NOTE 2)
                                                                                       -----------  ----------  ---------
OHIO MUNICIPAL SECURITIES - 93.7%
Amherst Police & Jail Facility, G.O. Bond, 5.375%, 12/1/2012                           Aaa          $   50,000  $ 52,724
Avon Lake, G.O. Bond, 6.00%, 12/1/2009                                                 A2               40,000    43,540
Barberton City School District, G.O. Bond, 5.125%, 11/1/2022                           Aaa             500,000   518,190
Bedford Heights, G.O. Bond, Series A, 5.65%, 12/1/2014                                 Aaa              60,000    70,180
Chagrin Falls Exempt Village School District, G.O. Bond,
5.55%, 12/1/2022                                                                       Aa3             100,000   106,899
Cleveland Heights & University Heights County School District,
Library Impt., G.O. Bond, 5.125%, 12/1/2026                                            Aa3             200,000   206,028
Cleveland Waterworks, Revenue Bond, Series I, 5.00%, 1/1/2028                          Aaa             265,000   268,514
Crawford County, G.O. Bond, 6.75%, 12/1/2019                                           Aaa             175,000   196,448
Delaware City School District, G.O. Bond, 5.00%, 12/1/2025                             AAA1            300,000   304,890
Delaware City School District, Construction & Impt., G.O.
Bond, Series B, 5.20%, 12/1/2016                                                       Aaa             100,000   103,045
Eaton City School District, G.O. Bond, 5.00%, 12/1/2029                                Aaa             200,000   203,700
Erie County, G.O. Bond, 4.75%, 10/1/2019                                               Aaa             175,000   178,248
Fairfield County, Building Impt., G.O. Bond, 5.00%, 12/1/2018                          Aa3             250,000   263,407
Franklin County, G.O. Bond, 4.95%, 12/1/2004                                           Aaa              50,000    52,620
Franklin County, G.O. Bond, 5.50%, 12/1/2013                                           Aaa             100,000   105,809
Garfield Heights City School District, School Impt., G.O. Bond, 5.00%, 12/15/2026      Aaa             250,000   254,327
Genoa Area Local School District, G.O. Bond, 5.40%, 12/1/2027                          Aaa             150,000   158,212
Greene County Sewer System, Revenue Bond, 5.50%, 12/1/2018                             Aaa              30,000    31,507
Greene County Sewer System, Governmental Enterprise, Revenue Bond,
5.625%, 12/1/2025                                                                      Aaa             235,000   253,109
Hilliard School District, G.O. Bond, Series A, 5.00%, 12/1/2020                        Aaa             225,000   230,902
Kettering City School District, School Impt., G.O. Bond, 5.25%, 12/1/2022              Aaa              60,000    61,576
Kings Local School District, G.O. Bond, 5.50%, 12/1/2021                               Aaa             115,000   124,475
Lakewood City School District, G.O. Bond, 5.55%, 12/1/2013                             A1              100,000   105,988
Lakota Local School District, G.O. Bond, 5.75%, 12/1/2006                              Aaa              50,000    55,305
Lorain City School District, Classroom Facilities Impt., G.O. Bond, 4.75%, 12/1/2025   Aaa             400,000   398,324
Loveland City School District, G.O. Bond, Series A, 5.00%, 12/1/2024                   Aaa             350,000   356,167
Mansfield City School District, G.O. Bond, 5.75%, 12/1/2022                            Aaa             250,000   273,300
Marysville Exempt Village School District, G.O. Bond, 5.75%, 12/1/2023                 Aaa             315,000   355,361
Medina City School District, G.O. Bond, 5.00%, 12/1/2018                               Aaa             150,000   157,425
Mentor, G.O. Bond, 5.25%, 12/1/2017                                                    Aa3             100,000   109,137



The accompanying notes  are  an integral part of  the  financial statements.
4

Investment  Portfolio  -  December  31,  2002



                                                                   CREDIT
                                                                   RATING*    PRINCIPAL     VALUE
                                                                 (UNAUDITED)    AMOUNT    (NOTE 2)
                                                                 -----------  ----------  ---------
OHIO MUNICIPAL SECURITIES (continued)
Mississinawa Valley Local School District, Classroom
Facilities, G.O. Bond, 5.75%, 12/1/2022                          Aaa          $  205,000  $224,782
Montgomery County, G.O. Bond, 5.30%, 9/1/2007                    Aa2              65,000    67,415
North Canton City School District, G.O. Bond, 5.85%, 12/1/2007   Aaa              40,000    44,196
North Olmsted, G.O. Bond, 5.00%, 12/1/2016                       Aaa             125,000   131,269
Northwood Local School District, G.O. Bond, 5.55%, 12/1/2006     Aaa              65,000    73,858
Northwood Local School District, G.O. Bond, 6.20%, 12/1/2013     Aaa              40,000    44,275
Ohio State, Infrastructure Impt., G.O. Bond, 5.20%, 8/1/2010     Aa1              50,000    55,476
Ohio State Common Schools, Capital Facilities, G.O. Bond,
Series A, 4.75%, 6/15/2020                                       Aa1             250,000   255,187
Ohio State Higher Education Facility Commission, University
of Dayton Project, Revenue Bond, 5.80%, 12/1/2019                Aaa             100,000   108,751
Ohio State Turnpike Commission, Turnpike Revenue,
Revenue Bond, Series A, 5.70%, 2/15/2017                         Aaa             125,000   142,160
Ohio State Water Development Authority, Fresh Water,
Revenue Bond, 5.125%, 12/1/2023                                  Aaa             300,000   307,932
Ohio State Water Development Authority, Pollution Control
Facilities, Revenue Bond, 5.25%, 12/1/2014                       Aaa             100,000   101,694
Ohio State Water Development Authority, Pure Water,
Revenue Bond, Series I, 6.00%, 12/1/2016                         Aaa              40,000    47,298
Ontario Local School District, G.O. Bond, 5.00%, 12/1/2023       AAA1            350,000   357,325
Orange City School District, G.O. Bond, 5.00%, 12/1/2023         Aa1             305,000   311,045
Ottawa County, G.O. Bond, 5.45%, 9/1/2006                        Aaa              30,000    32,507
Pickerington, Water Systems Impt., G.O. Bond, 5.85%,
12/1/2013                                                        Aaa              50,000    55,015
Pickerington Local School District, Construction & Impt.,
G.O. Bond, 5.375%, 12/1/2019                                     Aaa             150,000   160,497
Plain Local School District, G.O. Bond, 5.00%, 12/1/2029         Aaa             225,000   228,708
Rural Lorain Water Authority, Revenue Bond, 5.30%,
10/1/2012                                                        Aaa             110,000   114,194
Sidney City School District, School Impt., G.O. Bond,
Series B, 5.10%, 12/1/2019                                       Aaa             150,000   159,574
South-Western City School District, Franklin & Pickway
County, G.O. Bond, 4.80%, 12/1/2006                              Aaa              50,000    52,484
South-Western City School District, Franklin & Pickway
County, G.O. Bond, 4.75%, 12/1/2026                              Aaa             175,000   174,745
Stark County, G.O. Bond, 5.70%, 11/15/2017                       Aaa             100,000   105,526
Toledo, G.O. Bond, 5.95%, 12/1/2015                              Aaa             175,000   199,871
Toledo Sewer System, Revenue Bond, 6.35%, 11/15/2017             Aaa             185,000   204,185
Trumbull County, G.O. Bond, 6.20%, 12/1/2014                     Aaa             100,000   110,526



The accompanying notes  are  an integral part of  the  financial statements.
5

Investment  Portfolio  -  December  31,  2002



                                                                 CREDIT
                                                                 RATING*    PRINCIPAL      VALUE
                                                               (UNAUDITED)    AMOUNT      (NOTE 2)
                                                               -----------  ----------  ------------
OHIO MUNICIPAL SECURITIES (continued)
Twinsburg Local School District, G.O. Bond, 5.90%, 12/1/2021   Aaa          $  325,000  $   359,385
Upper Arlington City School District, G.O. Bond, 5.25%,
12/1/2022                                                      Aaa             255,000      263,341
Van Buren Local School District, School Facilities
Construction & Impt., G.O. Bond, 5.25%, 12/1/2016              Aaa             300,000      328,353
Warren, G.O. Bond, 5.20%, 11/15/2013                           Aaa              50,000       55,040
Warren County, Waterworks, Revenue Bond, 5.45%, 12/1/2015      Aaa             140,000      147,582
Wood County, G.O. Bond, 5.40%, 12/1/2013                       Aa3              50,000       51,547
Wyoming City School District, G.O. Bond, Series B,
5.15%, 12/1/2027                                               Aaa             300,000      307,275
Youngstown, G.O. Bond, 6.125%, 12/1/2014                       Aaa              50,000       55,173
                                                                                        ------------
TOTAL MUNICIPAL SECURITIES
(Identified Cost $10,322,857)                                                            11,037,548
                                                                                        ------------
SHORT-TERM INVESTMENTS - 6.8%
Dreyfus Municipal Reserves
(Identified Cost $806,148)                                                     806,148      806,148
                                                                                        ------------
TOTAL INVESTMENTS - 100.5%
(Identified Cost $11,129,005)                                                            11,843,696

LIABILITIES, LESS OTHER ASSETS - (0.5%)                                                     (58,416)
                                                                                        ------------
NET ASSETS - 100%                                                                       $11,785,280
                                                                                        ============

KEY:
G.O. Bond - General Obligation Bond
Impt. -  Improvement

*Credit Ratings from Moody's (unaudited)
1Credit Ratings from S&P (unaudited)


The accompanying notes  are  an integral part of  the  financial statements.
6

Statement  of  Assets  and  Liabilities


DECEMBER  31,  2002

ASSETS:
Investments, at value (identified cost $11,129,005) (Note 2)              $11,843,696
Interest receivable                                                            62,047
Receivable from investment advisor (Note 3)                                    10,080
                                                                          -----------
TOTAL ASSETS                                                               11,915,823
                                                                          -----------

LIABILITIES:

Accrued transfer agent fees (Note 3)                                            5,095
Accrued fund accounting fees (Note 3)                                           5,078
Payable for fund shares repurchased                                           100,341
Audit fees payable                                                             17,786
Custodian fees payable                                                            427
Other payables and accrued expenses                                             1,816
                                                                          -----------
TOTAL LIABILITIES                                                             130,543
                                                                          -----------
TOTAL NET ASSETS                                                          $11,785,280
                                                                          ===========
NET ASSETS CONSIST OF:

Capital stock                                                             $    10,978
Additional paid-in-capital                                                 10,932,342
Undistributed net investment income                                           127,269
Net unrealized appreciation on investments                                    714,691
                                                                          -----------
TOTAL NET ASSETS                                                          $11,785,280
                                                                          ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($11,785,280/1,097,766 shares)                            $     10.74
                                                                          ===========

The accompanying notes are an integral part of the financial statements.
7

Statement of Operations


FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
Interest                                               $548,346
Dividends                                                 5,072
                                                       ---------
Total Investment Income                                 553,418
                                                       ---------

EXPENSES:

Management fees (Note 3)                                 56,055
Fund accounting fees (Note 3)                            57,940
Transfer agent fees (Note 3)                             25,690
Directors' fees (Note 3)                                  6,700
Audit fees                                               17,500
Custodian fees                                            3,000
Miscellaneous                                             5,001
                                                       ---------
Total Expenses                                          171,886
Less reduction of expenses (Note 3)                     (76,548)
                                                       ---------
Net Expenses                                             95,338
                                                       ---------
NET INVESTMENT INCOME                                   458,080
                                                       ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments                         49,990
Net change in unrealized appreciation on investments    392,890
                                                       ---------

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                             442,880
                                                       ---------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        $900,960
                                                       =========



The accompanying notes are an integral part of the financial statements.
8

Statements  of  Changes  in  Net  Assets

                                                        FOR THE       FOR THE
                                                       YEAR ENDED    YEAR ENDED
                                                        12/31/02      12/31/01
                                                      ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                 $   458,080   $   418,567
Net realized gain on investments                           49,990        43,001
Net change in unrealized appreciation on
investments                                               392,890       (58,208)
                                                      ------------  ------------
Net increase from operations                              900,960       403,360
                                                      ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 8):

From net investment income                               (425,149)     (381,635)
From net realized gain on investments                      (9,486)            -
                                                      ------------  ------------
Total distributions to shareholders                      (434,635)     (381,635)
                                                      ------------  ------------
CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share transactions
(Note 5)                                                1,486,205       379,896
                                                      ------------  ------------
Net increase in net assets                              1,952,530       401,621

NET ASSETS:

Beginning of year                                       9,832,750     9,431,129
                                                      ------------  ------------
END OF YEAR (including undistributed net investment
income of $127,269 and $94,372, respectively)         $11,785,280   $ 9,832,750
                                                      ============  ============



The accompanying notes are an integral part of the financial statements.
9

FINANCIAL  HIGHLIGHTS



                                                                                      FOR THE YEARS ENDED
                                                                      12/31/02     12/31/01    12/31/00    12/31/99    12/31/98
                                                                     ---------    ----------  ----------  ----------  ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):

NET ASSET VALUE - BEGINNING OF YEAR                                  $   10.31    $  10.29     $ 9.56      $ 10.66     $ 10.53
                                                                     ----------    ---------  ---------   ----------  ----------

Income from investment operations:
Net investment income                                                    0.41        0.46        0.44        0.49        0.43
Net realized and unrealized gain (loss) on investments                   0.43       (0.03)       0.70       (1.02)       0.13
                                                                     ----------    ---------  ---------   ----------  ----------
Total from investment operations                                         0.84        0.43        1.14       (0.53)       0.56
                                                                     ----------    ---------  ---------   ----------  ----------


Less distributions to shareholders:
From net investment income                                              (0.40)      (0.41)      (0.41)      (0.49)      (0.43)
From net realized gain on investments                                   (0.01)          -           -       (0.08)          -
                                                                     ----------    ---------  ---------   ----------  ----------
Total distributions to shareholders                                     (0.41)      (0.41)      (0.41)      (0.57)      (0.43)
                                                                     ----------    ---------  ---------   ----------  ----------
NET ASSET VALUE - END OF YEAR                                        $  10.74      $  10.31    $ 10.29     $ 9.56      $ 10.66
                                                                     ==========    ==========  =========  ==========  ==========

Total return1                                                           8.22%         4.18%      12.21%     (5.07%)      5.35%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
DATA:
Expenses*                                                                0.85%       0.85%       0.85%       0.83%       0.79%
Net investment income                                                    4.09%       4.27%       4.57%       4.39%       4.10%

Portfolio turnover                                                          8%          9%         14%          4%          5%

NET ASSETS - END OF YEAR (000's omitted)                             $  11,785     $  9,833    $ 9,431    $  7,359    $  12,569
                                                                     ==========    ==========  =========  ==========  ==========




* The investment advisor did not impose all or a portion of its management fee and in some years paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:

                                                                      0.68%         0.74%      0.43%        N/A          N/A



1Represents aggregate total return for the year indicated, and assumes reinvestment of distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year.

The accompanying notes are an integral part of the financial statements.
10

Notes  to  Financial  Statements

1.   ORGANIZATION

Ohio Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 50 million have been designated as Ohio Tax Exempt Series Common Stock.

2.   SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in ninety days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts, is earned from settlement date and accrued daily.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.   TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.5% of the Series' average daily net assets.

Under the Fund's Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor has contractually agreed, until at least April 30, 2003, to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses of the Series at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $56,055 and assumed expenses amounting to $20,493 for the year ended December 31, 2002, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Notes  to  Financial  Statements

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.


4.   PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other short-term securities, were $1,946,285 and $831,631, respectively.

5.   CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Ohio  Tax  Exempt  Series  were:



                         For the Year               For the Year
                        Ended 12/31/02             Ended 12/31/01
                   -----------------------    --------------------

                    Shares         Amount      Shares     Amount
                   ---------  --------------  --------  ----------
Sold                265,975   $   2,784,616    94,606   $ 985,386
Reinvested           40,812         430,044    36,852     380,929
Repurchased        (163,099)     (1,728,455)  (94,197)   (986,419)
                   ---------  --------------  --------  ----------
Total               143,688   $   1,486,205    37,261   $ 379,896
                   =========  ==============  ========  ==========



Substantially all of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.   FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2002.

Notes  to  the  Financial  Statements

7.   CONCENTRATION  OF  CREDIT

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.     FEDERAL  INCOME  TAX  INFORMATION

The  amount  and  characterization  of  certain  income  and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The  tax character of distributions paid were  as  follows:

                          For the Year      For the Year
                         Ended 12/31/02    Ended 12/31/01
                         ---------------  ---------------
Ordinary income          $         6,001  $            --
Tax exempt income                419,183          381,635
Long-term capital gains            9,451               --

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gain for its taxable year ended December 31, 2002. In addition, the Series hereby designates the tax exempt income disclosed above as tax exempt dividends for the year ended December 31, 2002.

At December 31, 2002, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes of $11,106,574 were as follows:

Unrealized appreciation          $737,122
Unrealized depreciation                 -
                                 --------

Net unrealized appreciation       737,122
Undistributed tax-exempt income   104,838

Report  of  Independent  Accountants


TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF OHIO TAX EXEMPT SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Ohio Tax Exempt Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers  LLP

BOSTON,  MASSACHUSETTS
FEBRUARY  10,  2003

Directors'  and  Officers'  Information  (unaudited)


The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).




NAME:                                                William Manning
ADDRESS:                                             1100 Chase Square
                                                     Rochester, NY 14604
AGE:                                                 66
CURRENT POSITION(S) HELD WITH FUND:                  President
TERM OF OFFICE & LENGTH OF TIME SERVED:              N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:         President, Director & Co-founder, Manning & Napier Advisors, Inc.
                                                     President, Founder, CEO, Treasurer & Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:   19
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:       KSDS, Inc.
                                                     Kent Displays, Inc.
                                                     Manning Leasing dba Williams International Air
                                                     Manning Ventures, Inc.
                                                     Mount Union College
                                                     NCADD
                                                     Symantix Corp.
------------------------------------------------------------------------------------------------------------------------------
NAME:                                                B. Reuben Auspitz*
ADDRESS:                                             1100 Chase Square
                                                     Rochester, NY 14604
AGE:                                                 55
CURRENT POSITION(S) HELD WITH FUND:                  Principal Executive Officer, Vice President, Chairman & Director,
                                                     Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:              N/A - Since 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:         Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                     President & Director, Manning & Napier Investor Services, Inc.
                                                     Holds one or more of the following titles for various subsidiaries and affiliates: Director, Chairman, Treasurer or Member
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:   25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:       Exeter Trust Co.
------------------------------------------------------------------------------------------------------------------------------
NAME:                                                Martin Birmingham
ADDRESS:                                             1100 Chase Square
                                                     Rochester, NY 14604
AGE:                                                 81
CURRENT POSITION(S) HELD WITH FUND:                  Director
TERM OF OFFICE & LENGTH OF TIME SERVED:              N/A - Since 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:         Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:   25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:       N/A
------------------------------------------------------------------------------------------------------------------------------
NAME:                                                Harris H. Rusitzky
ADDRESS:                                             1100 Chase Square
                                                     Rochester, NY 14604
AGE:                                                 67
CURRENT POSITION(S) HELD WITH FUND:                  Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:              N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:         President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:   25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:       N/A
------------------------------------------------------------------------------------------------------------------------------

16

Directors' and Officers' Information (unaudited)

Name:                                               Peter L. Faber
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                64
Current Position(s) Held with Fund:                 Director
Term of Office & Length of Time Served:             N/A - Since 1987
Principal Occupation(s) During Past 5 Years:        Partner, McDermott, Will & Emery (law firm)
Number of Portfolios Overseen within Fund Complex:  25**
Other Directorships Held Outside Fund Complex:      New York City Partnership & Chamber of Commerce, Inc.
------------------------------------------------------------------------------------------------------------------------------
Name:                                               Stephen B. Ashley
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                62
Current Position(s) Held with Fund:                 Director, Audit Committee Member
Term of Office & Length of Time Served:             N/A - Since 1996
Principal Occupation(s) During Past 5 Years:        Chairman, Director, President & Chief Executive Officer,
                                                    The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:  25**
Other Directorships Held Outside Fund Complex:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae
------------------------------------------------------------------------------------------------------------------------------
Name:                                               Christine Glavin
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                36
Current Position(s) Held with Fund:                 Principal Financial Officer, Chief Financial Officer
Term of Office & Length of Time Served:             N/A - Since 2001
Principal Occupation(s) During Past 5 Years:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                    Chief Financial & Accounting Officer, Treasurer
Number of Portfolios Overseen within Fund Complex:  25**
Other Directorships Held Outside Fund Complex:      N/A
------------------------------------------------------------------------------------------------------------------------------
Name:                                               Jodi L. Hedberg
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                35
Current Position(s) Held with Fund:                 Corporate Secretary
Term of Office & Length of Time Served:             N/A - Since 1997
Principal Occupation(s) During Past 5 Years:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                    Corporate Secretary
Number of Portfolios Overseen within Fund Complex:  25**
Other Directorships Held Outside Fund Complex:      N/A
------------------------------------------------------------------------------------------------------------------------------
Name:                                               Alaina V. Metz
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                35
Current Position(s) Held with Fund:                 Special Assistant Secretary
Term of Office & Length of Time Served:             N/A - Since 2002
Principal Occupation(s) During Past 5 Years:        Vice President, BISYS
Number of Portfolios Overseen within Fund Complex:  19
Other Directorships Held Outside Fund Complex:      N/A
------------------------------------------------------------------------------------------------------------------------------

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.

EXETER  FUND,  INC.
ANNUAL  REPORT
DECEMBER  31,  2002
DIVERSIFIED  TAX  EXEMPT  SERIES

Management  Discussion  and  Analysis

DEAR  SHAREHOLDERS:

They say that "every dog has his day", and in 2002 municipal bonds took center stage as far as the taxable individual investor was concerned. In the late 1990's when the major equity indices were routinely posting double digit returns, between one-third and one-half of the dollars flowing into mutual funds found their way into some type of equity fund. Municipal bond funds garnered a paltry four cents of every dollar in 1998, less than one penny per dollar in 1999, and actually experienced net outflows in 2000. However, after three straight years of double-digit equity market declines, municipal bond funds exploded in popularity in 2002, garnering about one-quarter of the net sales made in mutual funds last year. The interest in municipal bond funds was especially pronounced over the last half of 2002, as net sales into equity funds actually went negative, at a time when net sales in municipal funds were accelerating.

In 2002, 3%, 4%, and 5% tax-free yields suddenly became appealing. Investors' newfound appetite for municipal bonds proved fortuitous as municipal indices posted total returns in the neighborhood of 8% to 10% with the price appreciation in the municipal market equal to or greater than the income generated. Those returns reflected not only the increased demand for municipal bonds, but also an economic environment (i.e. modest economic growth and minimal inflation pressures) that was especially friendly to all fixed income investors.

With 2001 having been a recession year, expectations about the growth potential of the U.S. economy were quite high at the start of 2002. And while the first quarter of the year was encouraging, the second quarter's GDP figures, which came out during the third quarter of the year, proved disappointing. Throughout the remainder of 2002 the environment remained decidedly mixed; non-farm payrolls actually contracted over the last six months of the year, and the manufacturing sector of the economy, as measured by the Institute of Supply Management Index, essentially treaded water.

Given where the economy was in the economic cycle, expectations of a benign inflation environment were entirely justified. Typically as a recession ends and a new expansion begins, inflation trends lower as the excess capacity is used up and productivity gains accelerate. In 2002, the productivity gains materialized, but while capacity utilization rates inched modestly higher, they did not move up as much as was expected. That was a result of disappointing economic growth. As for the actual inflation figures, year-over-year CPI growth bottomed at 1.1% in June, remained below 2% during the third quarter of the year, and was only modestly above 2% during the fourth quarter.

While the municipal market enjoyed its day in the sun, a repeat performance in 2003 may prove difficult. Economic growth may continue to follow its modest growth path, but the possibility of an upside surprise is greater in 2003 than it was in 2002. As for inflation, the cyclical sweet spot is behind us, and while inflation should remain benign, it may nonetheless drift modestly higher. After three consecutive years of poor performance, it is possible that the equity markets might improve, thereby renewing investment interest and once again attracting a disproportionate share of any mutual fund inflows.

It should also be mentioned that disappointing economic growth and poor equity market performance has hurt tax receipts at the state and local level. That in conjunction with an increased demand for social services has created a tough financial environment for most, if not all, of the municipalities. In other words, the aggregate credit quality of the municipal market has deteriorated.

The Diversified Tax Exempt Series benefited from the investment/economic environment in 2002, posting a return of more than 9%. The fact that the Series was invested with a higher quality bias, which resulted in slightly lower coupon returns than the benchmark, acted as a bit of drag in 2002. However, that higher quality bias should serve the Series well over the next year given the tougher credit environment that has enveloped the municipal bond market.

Over the longer term, municipal yields will fluctuate; sometimes the cyclical pressures will push them higher, and other times they will push them lower. However, the long-term forces that drove inflation down over the last 15+ years, and should keep it down, remain firmly in place. As for the higher-quality bias of the funds, that reflects our risk adverse style and a preference for holding only the most liquid securities.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Management  Discussion  and  Analysis

[graphic]
[pie  chart]

Portfolio  Composition1  -  As  of  12/31/02

General  Obligation  Bonds  -  77.9%
Revenue  Bonds  -  20.8%
Special  Tax  -  1.1%
Certificate  of  Participation  -  0.2%

1As  a  percentage  of  municipal  securities.

[graphic]
[pie  chart]

Quality  Ratings2  -  As  of  12/31/02

Aaa  -  85.4%
Aa  -  13.2%
A  -  1.4%

2Using  Moody's  Ratings,  as  a  percentage  of  municipal  securities.

Performance  Update  as  of  December  31,  2002

Exeter  Fund,  Inc.
Diversified  Tax  Exempt  Series

                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $           10,921          9.21%     9.21%
Five Year   $           12,863         28.63%     5.16%
Inception1  $           15,783         57.83%     5.27%


Merrill  Lynch  Intermediate  Municipal  Bond  Index

                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $           11,048         10.48%    10.48%
Five Year   $           13,533         35.33%     6.23%
Inception1  $           16,789         67.89%     6.00%

The value of a $10,000 investment in the Exeter Fund, Inc. - Diversified Tax Exempt Series from its inception (2/14/94) to present (12/31/02) as compared to the Merrill Lynch Intermediate Municipal Bond Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



                  Exeter Fund, Inc.                   Merrill Lynch
Date        Diversified Tax Exempt Series   Intermediate Municipal Bond Index
2/14/1994   $                       10,000  $                           10,000
12/31/1994                           9,461                               9,709
12/31/1995                          11,003                              11,009
12/31/1996                          11,370                              11,520
12/31/1997                          12,270                              12,406
12/31/1998                          12,944                              13,183
12/31/1999                          12,340                              13,182
12/31/2000                          13,935                              14,453
12/31/2001                          14,453                              15,197
12/31/2002                          15,783                              16,789


1Performance numbers for the Series and Index are calculated from February 14, 1994, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 255 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2002





                                                                 CREDIT
                                                                 RATING*     PRINCIPAL      VALUE
                                                               (UNAUDITED)    AMOUNT     (NOTE 2)
                                                               -----------  ----------  -----------
MUNICIPAL SECURITIES - 93.8%
ALABAMA - 2.9%
Bessemer Governmental Utility Services Corp., Water
Supply, Revenue Bond, 5.20%, 6/1/2024                          Aaa          $  500,000  $  514,630
Hoover Board of Education, Capital Outlay Warrants,
Special Tax Warrants, 5.25%, 2/15/2017                         Aaa             500,000     539,715
Mobile County Board of School Commissioners, Capital
Outlay Warrants, G.O. Bond, Series B, 5.00%, 3/1/2018          Aaa             500,000     524,565
                                                                                        -----------
                                                                                         1,578,910
                                                                                        -----------

ARIZONA - 0.5%
Maricopa County, Unified School District No. 097 Deer
Valley, G.O. Bond, Series A, 5.20%, 7/1/2007                   Aaa             250,000     268,612
                                                                                        -----------

CALIFORNIA - 2.9%
California State, G.O. Bond, 4.75%, 12/1/2028                  A1              795,000     748,667
Oak Grove School District, G.O. Bond, 5.25%, 8/1/2024          Aaa             500,000     515,145
Wiseburn School District, G.O. Bond, Series A, 5.25%,
8/1/2016                                                       Aaa             330,000     364,624
                                                                                        -----------
                                                                                         1,628,436
                                                                                        -----------

COLORADO - 2.2%
Denver, City & County School District No. 1, G.O. Bond,
5.00%, 12/1/2023                                               Aaa           1,000,000   1,021,610
El Paso County, School District No. 020, G.O. Bond,
Series A, 6.20%, 12/15/2007                                    Aaa             160,000     187,845
                                                                                        -----------
                                                                                         1,209,455
                                                                                        -----------

FLORIDA - 3.7%
Florida State Board of Education, Capital Outlay, G.O. Bond,
Series A, 5.00%, 6/1/2027                                      Aa2             750,000     758,550
Florida State Board of Education, Capital Outlay, Public
Education, G.O. Bond, Series C, 5.60%, 6/1/2025                Aaa             135,000     141,322
Florida State, Jacksonville Transportation, G.O. Bond,
5.00%, 7/1/2027                                                Aa2             710,000     718,193
Hillsborough County, Capital Impt. Program, Revenue
Bond, Series B, 5.125%, 7/1/2022                               Aaa             400,000     409,324
                                                                                        -----------
                                                                                         2,027,389
                                                                                        -----------

GEORGIA - 1.9%
Atlanta, G.O. Bond, 5.60%, 12/1/2018                           Aa3             350,000     369,184
Georgia State, G.O. Bond, Series B, 5.65%, 3/1/2012            Aaa             200,000     233,632
Rockdale County, Water & Sewer Authority, Revenue Bond,
5.00%, 7/1/2022                                                Aaa             450,000     459,256
                                                                                        -----------
                                                                                         1,062,072
                                                                                        -----------



The accompanying notes are an integral part of the financial statements.
4

Investment  Portfolio  -  December  31,  2002



                                                                CREDIT
                                                                RATING*    PRINCIPAL      VALUE
                                                              (UNAUDITED)    AMOUNT     (NOTE 2)
                                                              -----------  ----------  -----------
HAWAII - 0.5%
Hawaii State, G.O. Bond, Series CH, 6.00%, 11/1/2007          Aa3          $  260,000  $  301,603
                                                                                       -----------

IDAHO - 0.2%
Ada & Canyon Counties, Joint School District No. 2
Meridian, G.O. Bond, 5.10%, 7/30/2005                         Aa2             100,000     106,946
                                                                                       -----------

ILLINOIS - 5.1%
Aurora, G.O. Bond, 5.80%, 1/1/2012                            Aaa             190,000     206,353
Chicago, G.O. Bond, 5.25%, 1/1/2027                           Aaa             250,000     257,070
Chicago Neighborhoods Alive 21 Program, G.O. Bond,
5.375%, 1/1/2026                                              Aaa             500,000     520,935
Chicago School Finance Authority, G.O. Bond, Series A,
5.00%, 6/1/2007                                               Aaa             200,000     213,434
Cook County, G.O. Bond, Series A, 5.00%, 11/15/2022           Aaa             750,000     766,605
Illinois State, Certificate of Participation, Series 1995A,
5.60%, 7/1/2010                                               Aaa             100,000     110,561
Madison & St. Clair Counties, School District No. 010 -
Collinsville, G.O. Bond, 5.125%, 2/1/2019                     Aaa             500,000     525,840
Rock Island County, School District No. 041- Rock Island,
G.O. Bond, 5.125%, 12/1/2015                                  Aaa             200,000     215,290
                                                                                       -----------
                                                                                        2,816,088
                                                                                       -----------

INDIANA - 3.1%
Avon Community School Building Corp., Revenue
Bond, 5.25%, 1/1/2022                                         Aaa             925,000     953,472
Bloomington Sewage Works, Revenue Bond,
5.80%, 1/1/2011                                               Aaa             150,000     163,748
Lafayette Waterworks, Revenue Bond, 4.90%, 7/1/2006           Aaa             140,000     145,215
La Porte County, G.O. Bond, 5.20%, 1/15/2018                  Aaa             300,000     322,275
Monroe County Community School Corp., Revenue Bond,
5.25%, 7/1/2016                                               Aaa             125,000     136,356
                                                                                       -----------
                                                                                        1,721,066
                                                                                       -----------

IOWA - 1.3%
Indianola Community School District, G.O. Bond,
5.20%, 6/1/2021                                               Aaa             425,000     450,415
Iowa City Sewer, Revenue Bond, 5.75%, 7/1/2021                Aaa             250,000     276,183
                                                                                       -----------
                                                                                          726,598
                                                                                       -----------

KANSAS - 2.8%
Derby, G.O. Bond, Series A, 5.00%, 6/1/2015                   Aaa             275,000     291,992
Johnson County, Unified School District No. 229, G.O.
Bond, Series A, 5.00%, 10/1/2014                              Aa1             220,000     236,909
Johnson County, Unified School District No. 231, G.O.
Bond, Series A, 5.75%, 10/1/2016                              Aaa             500,000     585,930



The accompanying notes are an integral part of the financial statements.
5

Investment  Portfolio  -  December  31,  2002



                                                               CREDIT
                                                               RATING*    PRINCIPAL      VALUE
                                                             (UNAUDITED)    AMOUNT     (NOTE 2)
                                                             -----------  ----------  -----------
KANSAS (continued)
Wyandotte County, School District No. 204, G.O. Bond,
Series A, 5.375%, 9/1/2015                                   Aaa          $  400,000  $  442,660
                                                                                      -----------
                                                                                       1,557,491
                                                                                      -----------

KENTUCKY - 3.0%
Jefferson County School District Finance Corp., School
Building, Revenue Bond, Series A, 5.00%, 2/1/2011            Aaa             300,000     326,922
Kentucky State Turnpike Authority, Economic Development,
Revenue Bond, 6.50%, 7/1/2008                                Aaa             250,000     297,762
Louisville & Jefferson County, Metropolitan Sewer District
& Drain System, Revenue Bond, Series A, 5.20%,
5/15/2026                                                    Aaa           1,000,000   1,016,530
                                                                                      -----------
                                                                                       1,641,214
                                                                                      -----------

LOUISIANA - 1.4%
New Orleans Sewage Service, Revenue Bond,
5.25%, 6/1/2012                                              Aaa             300,000     332,454
Orleans Parish, Parishwide School District, G.O. Bond,
Series A, 5.125%, 9/1/2016                                   Aaa             400,000     427,048
                                                                                      -----------
                                                                                         759,502
                                                                                      -----------

MAINE - 1.9%
Hermon, G.O. Bond, 5.60%, 11/1/2013                          Aaa              75,000      79,105
Kennebec Water District, Revenue Bond, 5.125%, 12/1/2021     Aaa             750,000     776,527
Portland, G.O. Bond, 6.20%, 4/1/2006                         Aa1             200,000     216,226
                                                                                      -----------
                                                                                       1,071,858
                                                                                      -----------

MARYLAND - 1.3%
Baltimore, Water Project, Revenue Bond, Series A, 5.55%,
7/1/2009                                                     Aaa             260,000     300,383
Prince Georges County, Public Impt., G.O. Bond,
5.00%, 3/15/2014                                             Aaa             200,000     206,628
Washington County, Public Impt., G.O. Bond, 4.875%,
1/1/2010                                                     Aaa             200,000     210,180
                                                                                      -----------
                                                                                         717,191
                                                                                      -----------


MASSACHUSETTS - 4.8%
Lowell, State Qualified, G.O. Bond, 5.00%, 2/1/2020          Aaa             500,000     524,615
Martha's Vineyard, Regional High School District No. 100,
G.O. Bond, 6.70%, 12/15/2014                                 Aaa             200,000     224,544
Massachusetts Bay Transportation Authority, Revenue Bond,
Series B, 5.25%, 3/1/2026                                    Aaa             500,000     512,435
Massachusetts Municipal Wholesale Electric Co., Power
System, Revenue Bond, Series A, 5.00%, 7/1/2017              Aaa             200,000     214,974



The accompanying notes are an integral part of the financial statements.
6

Investment  Portfolio  -  December  31,  2002


                                                                 CREDIT
                                                                 RATING*    PRINCIPAL      VALUE
                                                               (UNAUDITED)    AMOUNT     (NOTE 2)
                                                               -----------  ----------  -----------
MASSACHUSETTS (continued)
Massachusetts State, G.O. Bond, Series C, 5.75%, 8/1/2010      Aaa          $  400,000  $  465,176
Massachusetts State Water Resources Authority, Revenue
Bond, Series B, 5.25%, 3/1/2013                                Aaa             155,000     159,146
Plymouth, G.O. Bond, 5.25%, 10/15/2020                         Aaa             100,000     108,464
Richmond, G.O. Bond, 5.00%, 4/15/2021                          Aaa             400,000     415,636
                                                                                        -----------
                                                                                         2,624,990
                                                                                        -----------


MICHIGAN - 4.0%
Comstock Park Public Schools, G.O. Bond, 5.50%, 5/1/2011       Aaa             150,000     165,210
Holly Area School District, G.O. Bond, 5.00%, 5/1/2022         Aaa             500,000     509,750
Hudsonville Public Schools, G.O. Bond, 5.15%, 5/1/2027         Aaa             225,000     228,926
Lincoln Park School District, G.O. Bond, 5.00%, 5/1/2026       Aaa             480,000     484,440
Oakland County, George W. Kuhn Drain District,
G.O. Bond, Series B, 5.375%, 4/1/2021                          Aaa             475,000     501,628
Pinckney Community Schools, G.O. Bond, 5.00%, 5/1/2014         Aaa             200,000     204,660
St. Joseph County, Sewer Disposal Systems - Constantine,
G.O. Bond, 5.00%, 4/1/2012                                     AAA1            100,000     108,251
                                                                                        -----------
                                                                                         2,202,865
                                                                                        -----------

MINNESOTA - 2.9%
Albert Lea, Independent School District No. 241, G.O. Bond,
5.00%, 2/1/2018                                                Aaa             500,000     520,835
Big Lake, Independent School District No. 727, G.O. Bond,
5.50%, 2/1/2014                                                Aaa             500,000     565,200
Minneapolis, G.O. Bond, Series B, 5.20%, 3/1/2013              Aa1             300,000     324,003
Western Minnesota Municipal Power Agency, Revenue
Bond, 6.625%, 1/1/2016                                         Aaa             175,000     216,095
                                                                                        -----------
                                                                                         1,626,133
                                                                                        -----------

MISSISSIPPI - 1.4%
Biloxi Public School District, Revenue Bond, 5.00%,
4/1/2017                                                       Aaa             500,000     527,970
Mississippi State, G.O. Bond, 6.30%, 12/1/2006                 Aa3             200,000     218,710
                                                                                        -----------
                                                                                           746,680
                                                                                        -----------

MONTANA - 0.4%
Montana State, Long Range Building Program, G.O. Bond,
Series A, 4.875%, 8/1/2010                                     Aa3             200,000     207,914
                                                                                        -----------

NEVADA - 4.8%
Clark County, G.O. Bond, Series A, 4.50%, 12/1/2019            Aaa             500,000     500,865
Clark County, Public Facilities, G.O. Bond, Series C, 5.00%,
6/1/2024                                                       Aaa             425,000     430,330
Nevada State, Project No. 42, G.O. Bond, 5.70%,
9/1/2008                                                       Aa2             200,000     216,472



The accompanying notes are an integral part of the financial statements.
7

Investment  Portfolio  -  December  31,  2002



                                                                  CREDIT
                                                                  RATING*    PRINCIPAL      VALUE
                                                                (UNAUDITED)    AMOUNT     (NOTE 2)
                                                                -----------  ----------  -----------
NEVADA (continued)
Nevada State, Project Nos. 66 & 67, G.O. Bond,
Series A, 5.00%, 5/15/2028                                      Aaa          $  750,000  $  753,780
Truckee Meadows Water Authority, Revenue Bond,
5.00%, 7/1/2025                                                 Aaa             750,000     758,280
                                                                                         -----------
                                                                                          2,659,727
                                                                                         -----------

NEW HAMPSHIRE - 0.4%
New Hampshire State, G.O. Bond, 6.60%, 9/1/2014                 Aa2             200,000     219,360
                                                                                         -----------

NEW JERSEY - 3.4%
East Orange, Water Utilities, G.O. Bond, 5.60%, 6/15/2019       Aaa           1,020,000   1,105,915
Jersey City, Water, G.O. Bond, 5.50%, 3/15/2011                 Aaa             225,000     254,959
North Hudson Sewerage Authority, Revenue Bond,
5.25%, 8/1/2016                                                 AAA1            250,000     271,930
West Windsor-Plainsboro Regional School District,
G.O. Bond, 5.25%, 12/1/2004                                     Aaa             250,000     268,408
                                                                                         -----------
                                                                                          1,901,212
                                                                                         -----------

NEW YORK - 1.9%
Orange County, G.O. Bond, 5.125%, 9/1/2024                      Aa1             500,000     511,435
Spencerport Central School District, G.O. Bond,
5.00%, 11/15/2012                                               Aaa             350,000     394,954
Westchester County, Pre-refunded Balance, G.O. Bond,
4.75%, 11/15/2016                                               Aaa              15,000      16,728
Westchester County, Unrefunded Balance, G.O. Bond,
4.75%, 11/15/2016                                               Aaa             135,000     139,948
                                                                                         -----------
                                                                                          1,063,065
                                                                                         -----------

NORTH CAROLINA - 3.5%
Cary, G.O. Bond, 5.00%, 3/1/2018                                Aaa             700,000     750,323
North Carolina State, Prison Facilities, G.O. Bond, Series C,
4.80%, 3/1/2009                                                 Aa1             200,000     204,558
Raleigh, G.O. Bond, 4.40%, 6/1/2017                             Aaa             250,000     257,393
Union County, G.O. Bond, Series B, 5.30%, 3/1/2013              Aaa             250,000     279,797
Wilson, G.O. Bond, 5.10%, 6/1/2019                              Aaa             400,000     428,204
                                                                                         -----------
                                                                                          1,920,275
                                                                                         -----------

OHIO - 1.5%
Oak Hills Local School District, G.O. Bond, 5.125%, 12/1/2025   Aaa             490,000     499,717
Springfield City School District, Clark County, G.O. Bond,
5.20%, 12/1/2023                                                Aaa             325,000     341,490
                                                                                         -----------
                                                                                            841,207
                                                                                         -----------



The accompanying notes are an integral part of the financial statements.
8

Investment  Portfolio  -  December  31,  2002



                                                              CREDIT
                                                              RATING*    PRINCIPAL      VALUE
                                                            (UNAUDITED)    AMOUNT     (NOTE 2)
                                                            -----------  ----------  -----------
OKLAHOMA - 1.4%
Oklahoma State Turnpike Authority, Revenue Bond,
Series A, 5.00%, 1/1/2023                                   Aaa          $  750,000  $  764,392
                                                                                     -----------

OREGON - 3.1%
Josephine County, Unit School District Three Rivers, G.O.
Bond,  5.25%, 6/15/2017                                     Aaa             825,000     895,274
Salem, Pedestrian Safety Impts., G.O. Bond, 5.50%,
5/1/2010                                                    Aaa             255,000     280,342
Washington County, School District No. 015 Forest Grove,
G.O. Bond, 5.50%, 6/15/2017                                 Aaa             500,000     554,105
                                                                                     -----------
                                                                                      1,729,721
                                                                                     -----------

PENNSYLVANIA - 3.0%
Beaver County, G.O. Bond, 5.15%, 10/1/2017                  Aaa             300,000     322,071
Cambria County, G.O. Bond, Series A, 6.10%, 8/15/2016       Aaa             350,000     381,007
Philadelphia Water & Wastewater, Revenue Bond, 5.60%,
8/1/2018                                                    Aaa             150,000     163,912
Pittsburgh Water & Sewer Authority, Revenue Bond,
Series C, 5.125%, 9/1/2023                                  Aaa             750,000     764,490
                                                                                     -----------
                                                                                      1,631,480
                                                                                     -----------

RHODE ISLAND - 3.0%
Rhode Island State, Capital Development, G.O. Bond,
Series A, 5.375%, 7/15/2017                                 Aaa           1,500,000   1,634,985
                                                                                     -----------

SOUTH CAROLINA - 3.3%
Beaufort County School District, G.O. Bond, Series A,
5.00%, 3/1/2020                                             Aa1             500,000     522,810
Orangeburg County, Consolidated School District 005,
G.O. Bond, 5.625%, 3/1/2019                                 Aa1             800,000     883,984
South Carolina State Highway, G.O. Bond, Series B,
5.625%, 7/1/2010                                            Aaa             350,000     394,369
                                                                                     -----------
                                                                                      1,801,163
                                                                                     -----------

SOUTH DAKOTA - 1.2%
Rapid City, Area School District No. 51-4, G.O. Bond,
4.75%, 1/1/2018                                             Aaa             650,000     661,277
                                                                                     -----------

TENNESSEE - 3.4%
Cleveland Water & Sewer, G.O. Bond, 5.35%, 9/1/2023         Aaa             450,000     463,505
Johnson City, School Sales Tax, G.O. Bond, 6.70%,
5/1/2021                                                    Aaa             350,000     404,828
Rhea County, G.O. Bond, 5.00%, 4/1/2018                     Aaa             950,000     999,087
                                                                                     -----------
                                                                                      1,867,420
                                                                                     -----------



The accompanying notes are an integral part of the financial statements.
9

Investment  Portfolio  -  December  31,  2002



                                                                 CREDIT
                                                                 RATING*    PRINCIPAL      VALUE
                                                               (UNAUDITED)    AMOUNT      (NOTE 2)
                                                               -----------  ----------  ------------
TEXAS - 3.7%
Brazoria County, G.O. Bond, 4.75%, 9/1/2011                    Aaa          $  445,000  $   472,643
North Texas Municipal Water District, Regional Wastewater,
Revenue Bond, 5.00%, 6/1/2012                                  Aaa             150,000      162,708
Richardson Independent School District, G.O. Bond, Series B,
5.00%, 2/15/2021                                               Aaa             500,000      508,010
Southlake, Waterwork & Sewer System, G.O. Bond, 5.30%,
2/15/2011                                                      Aaa             350,000      380,040
Waller Consolidated Independent School District, G.O. Bond,
4.75%, 2/15/2023                                               Aaa             500,000      496,770
                                                                                        ------------
                                                                                          2,020,171
                                                                                        ------------

UTAH - 0.5%
Alpine School District, G.O. Bond, 5.375%, 3/15/2009           Aaa             250,000      280,430
                                                                                        ------------

VIRGINIA - 1.0%
Richmond, G.O. Bond, 4.75%, 7/15/2023                          Aaa             400,000      401,308
Spotsylvania County Water & Sewer Systems, Revenue
Bond, 5.25%, 6/1/2016                                          Aaa             130,000      142,698
                                                                                        ------------
                                                                                            544,006
                                                                                        ------------

WASHINGTON - 2.1%
King County, G.O. Bond, Series B, 5.00%, 1/1/2030              Aaa             400,000      401,876
Seattle, G.O. Bond, Series A, 5.75%, 1/15/2020                 Aa1             230,000      246,990
Seattle Metropolitan Municipality, G.O. Bond, 5.65%,
1/1/2020                                                       Aa3             100,000      102,000
Washington State, G.O. Bond, Series A, 5.00%, 1/1/2023         Aa1             410,000      413,428
                                                                                        ------------
                                                                                          1,164,294
                                                                                        ------------

WISCONSIN - 4.4%
East Troy School District, G.O. Bond, Series A,
4.625%, 10/1/2011                                              Aaa             400,000      415,308
Oshkosh, Corporate Purposes, G.O. Bond, Series A,
5.05%, 12/1/2021                                               Aaa             450,000      465,089
Stoughton Area School District, G.O. Bond, 4.875%,
4/1/2016                                                       Aaa             500,000      525,075
Two Rivers Public School District, G.O. Bond, 5.625%,
3/1/2019                                                       Aaa             415,000      480,529
Washington County, Workforce Development Center, G.O.
Bond, 3.75%, 3/1/2007                                          Aa2              25,000       26,356
West De Pere School District, G.O. Bond, Series A,
5.25%, 10/1/2017                                               Aaa             500,000      543,000
                                                                                        ------------
                                                                                          2,455,357
                                                                                        ------------

TOTAL MUNICIPAL SECURITIES
(Identified Cost $48,286,830)                                                            51,762,555
                                                                                        ------------



The accompanying notes are an integral part of the financial statements.
10

Investment  Portfolio  -  December  31,  2002


                                                         VALUE
                                            SHARES      (NOTE 2)
                                           ---------  ------------
SHORT-TERM INVESTMENTS - 4.5%
Dreyfus Municipal Reserves
(Identified Cost $2,458,492)               2,458,492  $ 2,458,492
                                                      ------------

TOTAL INVESTMENTS - 98.3%
(Identified Cost $50,745,322)                          54,221,047

OTHER ASSETS, LESS LIABILITIES - 1.7%                     947,782
                                                      ------------

NET ASSETS - 100.0%                                   $55,168,829
                                                      ============

KEY:
G.O. Bond - General Obligation Bond
Impt. - Improvement
No. - Number

* Credit Ratings from Moody's (unaudited)
1Credit Ratings from S&P (unaudited)





The accompanying notes are an integral part of the financial statements.
11

Statement  of  Assets  and  Liabilities


DECEMBER  31,  2002





ASSETS:
Investments, at value (identified cost $50,745,322) (Note 2)  $54,221,047
Interest receivable                                               741,150
Receivable for fund shares sold                                   277,255
                                                              -----------
TOTAL ASSETS                                                   55,239,452
                                                              -----------

LIABILITIES:

Accrued management fees (Note 3)                                   22,979
Accrued transfer agent fees (Note 3)                               14,976
Accrued fund accounting fees (Note 3)                               6,210
Accrued directors' fees (Note 3)                                    1,584
Audit fees payable                                                 20,012
Custodian fees payable                                                952
Other payables and accrued expenses                                 3,910
                                                              -----------
TOTAL LIABILITIES                                                  70,623
                                                              -----------
TOTAL NET ASSETS                                              $55,168,829
                                                              ===========

NET ASSETS CONSIST OF:

Capital stock                                                 $    50,142
Additional paid-in-capital                                     51,022,235
Undistributed net investment income                               604,780
Accumulated net realized gain on investments                       15,947
Net unrealized appreciation on investments                      3,475,725
                                                              -----------
TOTAL NET ASSETS                                              $55,168,829
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($55,168,829/5,014,203 shares)                $     11.00
                                                              ===========



The accompanying notes are an integral part of the financial statements.
12

Statement  of  Operations


FOR  THE  YEAR  ENDED  DECEMBER  31,  2002





INVESTMENT INCOME:
Interest                                               $2,662,989
Dividends                                                  17,237
                                                       ----------

Total Investment Income                                 2,680,226
                                                       ----------

EXPENSES:

Management fees (Note 3)                                  273,945
Fund accounting fees (Note 3)                              69,090
Transfer agent fees (Note 3)                               47,250
Directors' fees (Note 3)                                    6,700
Audit fees                                                 20,300
Custodian fees                                             10,700
Miscellaneous                                              23,484
                                                       ----------
Total Expenses                                            451,469
                                                       ----------
NET INVESTMENT INCOME                                   2,228,757
                                                       ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments                          423,851
Net change in unrealized appreciation on investments    2,210,259
                                                       ----------

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                             2,634,110
                                                       ----------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                             $4,862,867
                                                       ==========



The accompanying notes are an integral part of the financial statements.
13

STATEMENTS  OF  CHANGES  IN  NET  ASSETS

                                                        FOR THE       FOR THE
                                                       YEAR ENDED    YEAR ENDED
                                                        12/31/02      12/31/01
                                                      ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                 $ 2,228,757   $ 2,209,145
Net realized gain on investments                          423,851        72,600
Net change in unrealized appreciation on
investments                                             2,210,259      (377,242)
                                                      ------------  ------------
Net increase from operations                            4,862,867     1,904,503
                                                      ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 7):

From net investment income                             (2,070,397)   (1,983,402)
From net realized gain on investments                    (408,877)      (66,441)
                                                      ------------  ------------
Total distributions to shareholders                    (2,479,274)   (2,049,843)
                                                      ------------  ------------

CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase (decrease) from capital share
transactions (Note 5)                                    (480,693)    6,761,895
                                                      ------------  ------------
Net increase in net assets                              1,902,900     6,616,555

NET ASSETS:

Beginning of year                                      53,265,929    46,649,374
                                                      ------------  ------------

END OF YEAR (including undistributed net investment
income of $604,780 and $446,431, respectively)        $55,168,829   $53,265,929
                                                      ============  ============



The accompanying notes are an integral part of the financial statements.
14

Financial  Highlights





                                                                   FOR THE YEARS ENDED
                                               12/31/02      12/31/01    12/31/00    12/31/99    12/31/98
                                              ------------  ----------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):

NET ASSET VALUE - BEGINNING OF YEAR           $   10.54   $   10.57   $    9.74   $   10.73   $   10.59
                                              -----------  ----------  ----------  ----------  ----------


Income from investment operations:
Net investment income                             0.44        0.45        0.43        0.48        0.43
Net realized and unrealized gain (loss) on
investments                                       0.51       (0.06)       0.81       (0.97)       0.14
                                              -----------  ----------  ----------  ----------  ----------
Total from investment operations                  0.95        0.39        1.24       (0.49)       0.57
                                              -----------  ----------  ----------  ----------  ----------


Less distributions to shareholders:
From net investment income                       (0.41)      (0.41)      (0.41)      (0.49)      (0.42)
From net realized gain on investments            (0.08)      (0.01)         --       (0.01)      (0.01)
                                              -----------  ----------  ----------  ----------  ----------
Total distributions to shareholders              (0.49)      (0.42)      (0.41)      (0.50)      (0.43)
                                              -----------  ----------  ----------  ----------  ----------


NET ASSET VALUE - END OF YEAR                 $  11.00   $   10.54   $   10.57   $    9.74   $   10.73
                                              ===========  ==========  ==========  ==========  ==========

Total return1                                     9.21%       3.72%      12.92%     (4.67%)       5.49%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
DATA:
Expenses                                          0.82%       0.78%       0.76%       0.68%       0.69%
Net investment income                             4.07%       4.26%       4.55%       4.50%       4.19%

Portfolio turnover                               11%          3%          1%          6%          5%

NET ASSETS - END OF YEAR (000's omitted)      $  55,169   $  53,266   $  46,649   $  29,761   $  34,570
                                              ===========  ==========  ==========  ==========  ==========



1Represents aggregate total return for the year indicated, and assumes reinvestment of distributions.

The accompanying notes are an integral part of the financial statements.
15

Notes  to  Financial  Statements

1.   ORGANIZATION

Diversified Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 50 million have been designated as Diversified Tax Exempt Series Common Stock.

2.   SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in ninety days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts, is earned from settlement date and accrued daily.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Notes  to  Financial  Statements

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.   TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.5% of the Series' average daily net assets.

Under the Fund's Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000, an additional $12.50 per account, plus out-of pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.


4.   PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other short-term securities, were $5,570,961 and $7,244,470, respectively.

Notes  to  Financial  Statements

5.   CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Diversified  Tax  Exempt  Series  were:



                         For the Year                For the Year
                        Ended 12/31/02              Ended 12/31/01
             ---------------------------------  ------------------------
                 Shares            Amount         Shares       Amount
             ---------------  ----------------  ----------  ------------
Sold              1,312,231   $    14,172,365   1,365,962   $14,576,220
Reinvested          215,401         2,330,376     178,781     1,890,919
Repurchased      (1,564,949)      (16,983,434)   (904,512)   (9,705,244)
             ---------------  ----------------  ----------  ------------
Total               (37,317)  $      (480,693)    640,231   $ 6,761,895
             ===============  ================  ==========  ============



Substantially all of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.   FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2002.

7.   FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The  tax  character  of  distributions  paid  were  as  follows:



                           For the Year     For the Year
                          Ended 12/31/02   Ended 12/31/01
                          ---------------  ---------------
Ordinary income           $         1,966  $            --
Tax exempt income               2,068,442        1,983,402
Short-term capital gains           17,248               --
Long-term capital gains           391,618           66,441



Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gain for its taxable year ended December 31, 2002. In addition, the Series hereby designates the tax exempt income disclosed above as tax exempt dividends for the year ended December 31, 2002.

Notes  to  the  Financial  Statements

At December 31, 2002, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes of $50,680,854 were as follows:



Unrealized appreciation                $3,499,313
Unrealized depreciation                   (24,120)
                                       -----------
Net unrealized appreciation             3,475,193
Undistributed tax-exempt income           540,312
Undistributed long-term capital gains      15,947

Report  of  Independent  Accountants


TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF DIVERSIFIED TAX EXEMPT SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Tax Exempt Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers  LLP

BOSTON,  MASSACHUSETTS
FEBRUARY  10,  2003

Directors'  and  Officers'  Information  (unaudited)


The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).




NAME:                                               William Manning
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                66
CURRENT POSITION(S) HELD WITH FUND:                 President
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, Director & Co-founder, Manning & Napier Advisors, Inc.
                                                    President, Founder, CEO, Treasurer & Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  19
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      KSDS, Inc.
                                                    Kent Displays, Inc.
                                                    Manning Leasing dba Williams International Air
                                                    Manning Ventures, Inc.
                                                    Mount Union College
                                                    NCADD
                                                    Symantix Corp.
-------------------------------------------------------------------------------------------------------------------------
NAME:                                               B. Reuben Auspitz*
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                55
CURRENT POSITION(S) HELD WITH FUND:                 Principal Executive Officer, Vice President, Chairman & Director,
                                                    Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                    President & Director, Manning & Napier Investor Services, Inc.
                                                    Holds one or more of the following titles for various subsidiaries and affiliates: Director, Chairman, Treasurer or Member
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Exeter Trust Co.
-------------------------------------------------------------------------------------------------------------------------
NAME:                                               Martin Birmingham
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                81
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-------------------------------------------------------------------------------------------------------------------------
NAME:                                               Harris H. Rusitzky
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                67
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-------------------------------------------------------------------------------------------------------------------------

Directors'  and  Officers'  Information  (unaudited)



NAME:                                               Peter L. Faber
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                64
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1987
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Partner, McDermott, Will & Emery (law firm)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      New York City Partnership & Chamber of Commerce, Inc.
-----------------------------------------------------------------------------------------------------------------------
NAME:                                               Stephen B. Ashley
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                62
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Chairman, Director, President & Chief Executive Officer,
                                                    The Ashley Group (property management and investment)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae
-----------------------------------------------------------------------------------------------------------------------
NAME:                                               Christine Glavin
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                36
CURRENT POSITION(S) HELD WITH FUND:                 Principal Financial Officer, Chief Financial Officer
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                    Chief Financial & Accounting Officer, Treasurer
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-----------------------------------------------------------------------------------------------------------------------
NAME:                                               Jodi L. Hedberg
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Corporate Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                    Corporate Secretary
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-----------------------------------------------------------------------------------------------------------------------
NAME:                                               Alaina V. Metz
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Special Assistant Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2002
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Vice President, BISYS
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  19
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-----------------------------------------------------------------------------------------------------------------------

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.

EXETER  FUND,  INC.
ANNUAL  REPORT
DECEMBER  31,  2002
NEW  YORK  TAX  EXEMPT  SERIES

Management  Discussion  and  Analysis

DEAR  SHAREHOLDERS:

They say that "every dog has his day", and in 2002 municipal bonds took center stage as far as the taxable individual investor was concerned. In the late 1990's when the major equity indices were routinely posting double digit returns, between one-third and one-half of the dollars flowing into mutual funds found their way into some type of equity fund. Municipal bond funds garnered a paltry four cents of every dollar in 1998, less than one penny per dollar in 1999, and actually experienced net outflows in 2000. However, after three straight years of double-digit equity market declines, municipal bond funds exploded in popularity in 2002, garnering about one-quarter of the net sales made in mutual funds last year. The interest in municipal bond funds was especially pronounced over the last half of 2002, as net sales into equity funds actually went negative, at a time when net sales in municipal funds were accelerating.

In 2002, 3%, 4%, and 5% tax-free yields suddenly became appealing. Investors' newfound appetite for municipal bonds proved fortuitous as municipal indices posted total returns in the neighborhood of 8% to 10% with the price appreciation in the municipal market equal to or greater than the income generated. Those returns reflected not only the increased demand for municipal bonds, but also an economic environment (i.e. modest economic growth and minimal inflation pressures) that was especially friendly to all fixed income investors.

With 2001 having been a recession year, expectations about the growth potential of the U.S. economy were quite high at the start of 2002. And while the first quarter of the year was encouraging, the second quarter's GDP figures, which came out during the third quarter of the year, proved disappointing. Throughout the remainder of 2002 the environment remained decidedly mixed; non-farm payrolls actually contracted over the last six months of the year, and the manufacturing sector of the economy, as measured by the Institute of Supply Management Index, essentially treaded water.

Given where the economy was in the economic cycle, expectations of a benign inflation environment were entirely justified. Typically as a recession ends and a new expansion begins, inflation trends lower as the excess capacity is used up and productivity gains accelerate. In 2002, the productivity gains materialized, but while capacity utilization rates inched modestly higher, they did not move up as much as was expected. That was a result of disappointing economic growth. As for the actual inflation figures, year-over-year CPI growth bottomed at 1.1% in June, remained below 2% during the third quarter of the year, and was only modestly above 2% during the fourth quarter.

While the municipal market enjoyed its day in the sun, a repeat performance in 2003 may prove difficult. Economic growth may continue to follow its modest growth path, but the possibility of an upside surprise is greater in 2003 than it was in 2002. As for inflation, the cyclical sweet spot is behind us, and while inflation should remain benign, it may nonetheless drift modestly higher. After three consecutive years of poor performance, it is possible that the equity markets might improve, thereby renewing investment interest and once again attracting a disproportionate share of any mutual fund inflows.

It should also be mentioned that disappointing economic growth and poor equity market performance has hurt tax receipts at the state and local level. That in conjunction with an increased demand for social services has created a tough financial environment for most, if not all, of the municipalities. In other words, the aggregate credit quality of the municipal market has deteriorated.

The New York Tax Exempt Series benefited from the investment/economic environment in 2002, posting a return of nearly 10%. The fact that the Series was invested with a higher quality bias, which resulted in slightly lower coupon returns than the benchmark, acted as a bit of drag in 2002. However, that higher quality bias should serve the Series well over the next year given the tougher credit environment that has enveloped the municipal bond market.

Over the longer term, municipal yields will fluctuate; sometimes the cyclical pressures will push them higher, and other times they will push them lower. However, the long-term forces that drove inflation down over the last 15+ years, and should keep it down, remain firmly in place. As for the higher-quality bias of the funds, that reflects our risk adverse style and a preference for holding only the most liquid securities.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT
1

Management  Discussion  and  Analysis

[graphic]
[pie  chart]

Portfolio  Composition1  -  As  of  12/31/02

General  Obligation  Bonds  -  74.8%
Revenue  Bonds  -  24.8%
Certificate  of  Participation  -  0.4%

1As  a  percentage  of  municipal  securities.

[graphic]
[pie  chart]

Quality  Ratings2  -  As  of  12/31/02

Aaa  -  85.3%
Aa  -  9.5%
A  -  5.2%

2Using  Moody's  Ratings,  as  a  percentage  of  municipal  securities.

Performance  Update  as  of  December  31,  2002

Exeter  Fund,  Inc.
New  York  Tax  Exempt  Series



                                       Total Return
                                      --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $           10,981          9.81%     9.81%
Five Year   $           12,992         29.92%     5.37%
Inception1  $           15,823         58.23%     5.25%

Merrill  Lynch  Intermediate  Municipal  Bond  Index

                                       Total Return
                                      --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $           11,048         10.48%    10.48%
Five Year   $           13,533         35.33%     6.23%
Inception1  $           16,807         68.07%     5.96%



The value of a $10,000 investment in the Exeter Fund, Inc. - New York Tax Exempt Series from its inception (1/17/94) to present (12/31/02) as compared to the Merrill Lynch Intermediate Municipal Bond Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



                 Exeter Fund, Inc.                 Merrill Lynch
Date        New York Tax Exempt Series   Intermediate Municipal Bond Index
1/17/1994   $                    10,000  $                           10,000
12/31/1994                        9,318                               9,719
12/31/1995                       10,882                              11,020
12/31/1996                       11,243                              11,532
12/31/1997                       12,180                              12,419
12/31/1998                       12,853                              13,197
12/31/1999                       12,349                              13,196
12/31/2000                       13,861                              14,468
12/31/2001                       14,410                              15,213
12/31/2002                       15,823                              16,807



1Performance numbers for the Series and Index are calculated from January 17, 1994, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 255 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2002




                                                              CREDIT
                                                              RATING*    PRINCIPAL      VALUE
                                                            (UNAUDITED)    AMOUNT     (NOTE 2)
                                                            -----------  ----------  -----------
NEW YORK MUNICIPAL SECURITIES - 96.5%
Albany County, G.O. Bond, 5.75%, 6/1/2010                   Aaa          $  200,000  $  216,586
Amherst, Public Impt., G.O. Bond, 4.625%, 3/1/2007          Aaa             200,000     218,902
Auburn City School District, G.O. Bond, 4.55%, 12/1/2006    Aaa             385,000     422,915
Bayport-Blue Point Union Free School District, G.O. Bond,
5.60%, 6/15/2012                                            Aaa             250,000     281,317
Beacon City School District, G.O. Bond, 5.60%, 7/15/2019    Aaa             500,000     587,350
Brighton Central School District, G.O. Bond, 5.40%,
6/1/2012                                                    Aaa             250,000     284,330
Brockport Central School District, G.O. Bond, 5.50%,
6/15/2015                                                   Aaa             300,000     324,339
Broome County, Public Safety Facility, Certificate of
Participation, 5.00%, 4/1/2006                              Aaa             250,000     265,535
Buffalo, G.O. Bond, Series A, 5.00%, 12/1/2009              Aaa             150,000     165,698
Buffalo, G.O. Bond, Series A, 5.20%, 2/1/2010               Aaa             250,000     277,252
Buffalo Schools, G.O. Bond, Series B, 5.05%, 2/1/2009       Aaa             250,000     265,308
Buffalo Municipal Water Finance Authority, Water Systems,
Revenue Bond, Series A, 5.00%, 7/1/2028                     Aaa             750,000     758,175
Cattaraugus County, Public Impt., G.O. Bond, 5.00%,
8/1/2007                                                    Aaa             300,000     334,278
Chenango Forks Central School District, G.O. Bond,
5.80%, 6/15/2017                                            Aaa           1,100,000   1,299,617
Chittenango Central School District, G.O. Bond, 5.375%,
6/15/2016                                                   Aaa             200,000     213,820
Colonie, G.O. Bond, 5.20%, 8/15/2008                        Aaa             100,000     110,254
Cortlandville, G.O. Bond, 5.40%, 6/15/2013                  Aaa             155,000     166,476
Dryden Central School District, G.O. Bond, 5.50%,
6/15/2011                                                   Aaa             200,000     220,704
East Aurora Union Free School District, G.O. Bond,
5.20%, 6/15/2011                                            Aaa             300,000     328,839
East Greenbush Central School District, G.O. Bond,
5.30%, 6/15/2015                                            Aaa           1,200,000   1,382,604
East Hampton Town, G.O. Bond, 4.625%, 1/15/2007             Aaa             175,000     179,548
East Hampton Town, G.O. Bond, 4.625%, 1/15/2008             Aaa             175,000     179,548
Eastchester, Public Impt., G.O. Bond, Series B, 4.90%,
10/15/2011                                                  Aaa             385,000     420,004
Ellenville Central School District, G.O. Bond, 5.375%,
5/1/2009                                                    Aaa             210,000     234,975
Ellenville Central School District, G.O. Bond, 5.70%,
5/1/2011                                                    Aaa             700,000     799,820
Erie County, Public Impt., G.O. Bond, Series A, 4.75%,
10/1/2016                                                   Aaa             550,000     575,619
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2009          Aaa             100,000     110,105
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2025          Aaa             400,000     419,144



The accompanying notes are an integral part of the financial statements.
4

Investment  Portfolio  -  December  31,  2002




                                                               CREDIT
                                                               RATING*    PRINCIPAL      VALUE
                                                             (UNAUDITED)    AMOUNT     (NOTE 2)
                                                             -----------  ----------  -----------
NEW YORK MUNICIPAL SECURITIES (continued)
Fairport Central School District, G.O. Bond, 5.00%,
6/1/2019                                                     Aaa          $  500,000  $  525,270
Fillmore Central School District, G.O. Bond, 5.25%,
6/15/2015                                                    Aaa             300,000     323,397
Franklin Square Union Free School District, G.O. Bond,
5.00%, 1/15/2021                                             Aaa             520,000     535,600
Gloversville City School District, G.O. Bond, 5.00%,
6/15/2005                                                    Aaa             350,000     379,768
Greece Central School District, G.O. Bond, 4.60%,
6/15/2018                                                    Aaa             180,000     184,156
Greene Central School District, G.O. Bond, 5.25%,
6/15/2012                                                    Aaa             195,000     208,656
Guilderland Central School District, G.O. Bond, 4.90%,
6/15/2008                                                    Aaa             370,000     379,946
Guilderland Central School District, G.O. Bond, 5.00%,
5/15/2016                                                    Aaa             400,000     440,880
Hamburg Central School District, G.O. Bond, 5.375%,
6/1/2014                                                     Aaa             600,000     688,776
Hempstead Town - Pre-refunded Balance, G.O. Bond,
Series B, 5.625%, 2/1/2010                                   AAA1             35,000      39,766
Hempstead Town - Unrefunded Balance, G.O. Bond,
Series B, 5.625%, 2/1/2010                                   Aaa             165,000     184,523
Holland Central School District, G.O. Bond, 6.125%,
6/15/2010                                                    Aaa             245,000     277,445
Huntington, G.O. Bond, 5.90%, 1/15/2007                      Aaa             300,000     327,615
Huntington, G.O. Bond, 5.875%, 9/1/2009                      Aaa             250,000     273,333
Indian River Central School District at Philadelphia, G.O.
Bond, Second Series, 4.30%, 12/15/2003                       Aaa             475,000     488,970
Irvington Union Free School District, G.O. Bond, Series B,
5.10%, 7/15/2005                                             Aaa             275,000     285,585
Islip, Public Impt., G.O. Bond, 5.375%, 6/15/2015            Aaa           1,555,000   1,729,782
Jamesville-Dewitt Central School District, G.O. Bond,
5.75%, 6/15/2009                                             Aaa             420,000     491,484
Jordan-El Bridge Central School District, G.O. Bond,
5.875%, 6/15/2008                                            Aaa             500,000     562,690
Le Roy Central School District, G.O. Bond, 0.10%,
6/15/2008                                                    Aaa             350,000     301,329
Longwood Central School District at Middle Island, G.O.
Bond, 5.00%, 6/15/2017                                       Aaa             250,000     285,488
Longwood Central School District at Middle Island, G.O.
Bond, 5.00%, 6/15/2018                                       Aaa             250,000     285,488
Middletown City School District, G.O. Bond, Series A,
5.50%, 11/15/2005                                            Aaa             175,000     193,690



The accompanying notes are an integral part of the financial statements.
5

Investment  Portfolio  -  December  31,  2002




                                                               CREDIT
                                                               RATING*    PRINCIPAL      VALUE
                                                             (UNAUDITED)    AMOUNT     (NOTE 2)
                                                             -----------  ----------  -----------
NEW YORK MUNICIPAL SECURITIES (continued)
Monroe County, Public Impt., G.O. Bond, 4.90%,
6/1/2005                                                     Aaa          $  165,000  $  178,452
Monroe County, Public Impt. - Pre-refunded, G.O. Bond,
6.10%, 6/1/2015                                              Aaa              20,000      21,754
Monroe County, Public Impt. - Unrefunded Balance,
G.O. Bond, 4.90%, 6/1/2005                                   Aaa              85,000      91,692
Monroe County, Public Impt. - Unrefunded Balance,
G.O. Bond, 6.10%, 6/1/2015                                   Aaa             180,000     195,782
Monroe County Water Authority, Revenue Bond, 5.00%,
8/1/2019                                                     Aa3           1,700,000   1,764,141
Monroe County, Water Improvement, G.O. Bond, 5.25%,
2/1/2017                                                     A3              320,000     336,406
Nassau County, General Impt., G.O. Bond, Series U,
5.25%, 11/1/2014                                             Aaa             335,000     370,386
Nassau County, General Impt., G.O. Bond, Series V,
5.25%, 3/1/2015                                              Aaa             385,000     421,810
New Castle, G.O. Bond, 4.75%, 6/1/2010                       Aaa             450,000     460,728
New Rochelle, G.O. Bond, Series C, 6.20%, 3/15/2007          Aaa             175,000     188,515
New York, G.O. Bond, Series I, 5.00%, 5/15/2028              Aaa           1,900,000   1,906,745
New York, G.O. Bond, Series K, 5.375%, 8/1/2020              A2            1,000,000   1,055,040
New York City Municipal Water Finance Authority,
Water & Sewer Systems, Revenue Bond, Series B,
5.375%, 6/15/2019                                            Aaa             250,000     262,140
New York City Municipal Water Finance Authority,
Water & Sewer Systems, Revenue Bond, Series B,
 5.125%, 6/15/2030                                           Aaa           2,000,000   2,026,040
New York State, G.O. Bond, Series A, 4.60%, 3/15/2013        A2              475,000     505,780
New York State, G.O. Bond, Series B, 5.125%, 3/1/2018        A2            1,000,000   1,047,720
New York State, G.O. Bond, Series D, 5.00%, 7/15/2015        Aaa           1,750,000   1,854,668
New York State Dormitory Authority, Columbia University,
Series A, Revenue Bond, 5.00%, 7/1/2025                      Aaa             500,000     511,005
New York State Environmental Facilities Corp., Pollution
Control, Revenue Bond, Series A, 4.65%, 6/15/2007            Aaa             250,000     274,238
New York State Environmental Facilities Corp., Pollution
Control, Revenue Bond, Series A, 5.20%, 6/15/2015            Aaa             250,000     265,033
New York State Environmental Facilities Corp., Pollution
Control, Revenue Bond, Series E, 5.00%, 6/15/2012            Aaa             200,000     219,280
New York State Environmental Facilities Corp., Pollution
Control, Revenue Bond, Pooled LN-B, 6.65%, 9/15/2013         Aaa             250,000     256,110
New York State Environmental Facilities Corp., Clean Water
& Drinking,Revenue Bond, 5.00%, 6/15/2021                    Aaa             600,000     622,416
New York State Environmental Facilities Corp., Clean Water
& Drinking, Revenue Bond, 5.00%, 6/15/2027                   Aaa           1,000,000   1,017,320



The accompanying notes are an integral part of the financial statements.
6

Investment  Portfolio  -  December  31,  2002




                                                             CREDIT
                                                             RATING*    PRINCIPAL      VALUE
                                                           (UNAUDITED)    AMOUNT     (NOTE 2)
                                                           -----------  ----------  -----------
NEW YORK MUNICIPAL SECURITIES (continued)
New York State Housing Finance Agency, State University
Construction, Revenue Bond, Series A, 8.00%, 5/1/2011      AAA1         $  250,000  $  321,827
New York State Local Government Assistance Corp.,
Revenue Bond,Series A, 6.00%, 4/1/2024                     A1              250,000     266,555
New York State Local Government Assistance Corp.,
Revenue Bond, Series C, 5.00%, 4/1/2021                    Aaa             750,000     756,127
New York State Mortgage Agency, Homeowners Mortgage,
Revenue Bond, Series 31A, 5.375%, 10/1/2017                Aa1             495,000     506,113
New York State Power Authority - Pre-refunded, Revenue
Bond, Series CC, 4.80%, 1/1/2005                           Aaa             250,000     255,000
New York State Power Authority, Revenue Bond, Series CC,
5.25%, 1/1/2018                                            Aaa             250,000     255,000
New York State Thruway Authority, Highway & Bridge,
Revenue Bond, Series A, 5.25%, 4/1/2017                    Aaa             555,000     588,966
New York State Thruway Authority, Highway & Bridge,
Revenue Bond, Series B, 5.75%, 4/1/2006                    Aaa             100,000     110,331
New York State Urban Development Corp., Revenue Bond,
5.375%, 7/1/2022                                           Aaa             400,000     415,900
New York State Urban Development Corp., Revenue Bond,
Series A, 5.25%, 1/1/2014                                  Aaa             500,000     562,290
Niagara County, G.O. Bond, 5.90%, 7/15/2014                Aaa             350,000     379,165
Niagara County, G.O. Bond, Series B, 5.20%, 1/15/2011      Aaa             400,000     422,484
North Hempstead, G.O. Bond, Series A, 4.75%, 1/15/2023     Aaa           1,000,000   1,001,170
North Syracuse Central School District, G.O. Bond,
5.50%, 6/15/2011                                           Aaa             295,000     318,933
Panama Central School District, G.O. Bond, 5.00%,
6/15/2019                                                  Aaa             595,000     625,178
Pavilion Central School District, G.O. Bond, 5.625%,
6/15/2018                                                  Aaa             880,000     975,929
Penfield Central School District, G.O. Bond, 5.20%,
6/15/2010                                                  Aaa             560,000     600,001
Queensbury, G O. Bond, Series A, 5.50%, 4/15/2011          Aaa             150,000     164,871
Queensbury, G.O. Bond, Series A, 5.50%, 4/15/2012          Aaa             350,000     383,866
Rochester, G.O. Bond, Series A, 4.70%, 8/15/2006           Aaa             250,000     274,017
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2020           Aaa             250,000     268,565
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2022           Aaa              95,000     100,632
Rome, G.O. Bond, 5.20%, 12/1/2010                          Aaa             390,000     424,074
Rondout Valley Central School District, G.O. Bond,
5.375%, 3/1/2020                                           Aaa             500,000     577,425
Schenectady, G.O. Bond, 5.30%, 2/1/2011                    Aaa             250,000     279,705
Scotia Glenville Central School District, G.O. Bond,
5.50%, 6/15/2020                                           Aaa           1,025,000   1,193,643



The accompanying notes are an integral part of the financial statements.
7

Investment  Portfolio  -  December  31,  2002




                                                              CREDIT
                                                              RATING*    PRINCIPAL     VALUE
                                                            (UNAUDITED)    AMOUNT     (NOTE 2)
                                                            -----------  ----------  -----------
NEW YORK MUNICIPAL SECURITIES (continued)
South Country Central School District of Brookhaven, G.O.
Bond, 5.50%, 9/15/2007                                      Aaa          $  380,000  $  399,019
South Glens Falls Central School District, G.O. Bond,
5.375%, 6/15/2018                                           Aaa             700,000     753,480
South Huntington Union Free School District, G.O. Bond,
5.00%, 9/15/2016                                            Aaa             325,000     345,241
South Huntington Union Free School District, G.O. Bond,
5.10%, 9/15/2017                                            Aaa             100,000     106,462
Steuben County, Public Impt., G.O. Bond, 5.60%, 5/1/2006    Aaa             500,000     540,785
Suffolk County, G.O. Bond, Series A, 4.75%, 8/1/2019        Aaa             895,000     912,703
Suffolk County Water Authority, Revenue Bond, 5.10%,
6/1/2009                                                    Aaa             250,000     280,895
Suffolk County Water Authority, Revenue Bond, Series A,
5.00%, 6/1/2017                                             Aaa             400,000     418,968
Sullivan County, Public Impt., G.O. Bond, 5.125%,
3/15/2013                                                   Aaa             330,000     346,513
Syracuse, Public Impt., G.O. Bond, Series C, 5.40%,
8/1/2017                                                    Aaa             700,000     766,892
Syracuse, Public Impt., G.O. Bond, Series C, 5.50%,
8/1/2018                                                    Aaa             850,000     940,134
Three Village Central School District, G.O. Bond,
5.375%, 6/15/2007                                           Aaa             230,000     257,317
Tompkins County, G.O. Bond, Series B, 5.625%,
9/15/2011                                                   Aa2             135,000     141,689
Tompkins County, G.O. Bond, Series B, 5.625%,
9/15/2013                                                   Aa2             300,000     315,042
Tompkins County, G.O. Bond, Series B, 5.625%,
9/15/2014                                                   Aa2             300,000     314,430
Tompkins County, Public Impt., G.O. Bond, Series B,
5.10%, 4/1/2020                                             Aa2             400,000     413,464
Triborough Bridge & Tunnel Authority, Revenue Bond,
Series A, 4.75%, 1/1/2019                                   Aaa             300,000     321,879
Triborough Bridge & Tunnel Authority, Revenue Bond,
Series A, 5.125%, 1/1/2022                                  Aa3           1,700,000   1,922,921
Tri-Valley Central School District of Grahamsville, G.O.
Bond, 5.60%, 6/15/2008                                      Aaa             120,000     129,889
Warwick Valley Central School District, G.O. Bond,
5.60%, 1/15/2018                                            Aaa             575,000     637,089
Warwick Valley Central School District, G.O. Bond,
5.625%, 1/15/2022                                           Aaa             380,000     413,109
Westchester County, G.O. Bond, Series A, 4.75%,
12/15/2008                                                  Aaa             250,000     267,355



The accompanying notes are an integral part of the financial statements.
8

Investment  Portfolio  -  December  31,  2002




                                                            CREDIT
                                                            RATING*      PRINCIPAL     VALUE
                                                           (UNAUDITED)    AMOUNT      (NOTE 2)
                                                            -----------  ----------  ---------
NEW YORK MUNICIPAL SECURITIES (continued)
Westchester County, G.O. Bond, Series A, 4.75%,
12/15/2009                                                  Aaa          $  250,000  $  272,140
Westchester County, G.O. Bond, Series B, 4.30%,
12/15/2010                                                  Aaa             215,000     217,318
Westchester County, G.O. Bond, Series B, 4.30%,
12/15/2011                                                  Aaa             100,000     100,906
Western Nassau County Water Authority, Water Systems,
Revenue Bond, 5.65%, 5/1/2026                               Aaa             350,000     374,993
White Plains, G.O. Bond, 4.50%, 9/1/2005                    Aa1             180,000     187,076
White Plains, G.O. Bond, 4.50%, 9/1/2007                    Aa1             315,000     325,776
William Floyd Union Free School District, G.O. Bond,
5.70%, 6/15/2008                                            Aaa             405,000     463,126
Wyandanch Union Free School District, G.O. Bond,
5.60%, 4/1/2017                                             Aaa             500,000     553,440
                                                                                    -----------
TOTAL MUNICIPAL SECURITIES
(Identified Cost $56,905,187)                                                        61,757,718
                                                                                    -----------
SHORT-TERM INVESTMENTS - 2.5%
Dreyfus Basic New York Tax Free Money Market Fund
(Identified Cost $1,581,262)                                              1,581,262   1,581,262
                                                                                    -----------
TOTAL INVESTMENTS - 99.0%
(Identified Cost $58,486,449)                                                        63,338,980
OTHER ASSETS, LESS LIABILITIES - 1.0%                                                   621,898
                                                                                    -----------

NET ASSETS - 100%                                                                  $ 63,960,878
                                                                                   ============


KEY:
G.O. Bond - General Obligation Bond
Impt. - Improvement

*Credit ratings from Moody's (unaudited)
1Credit ratings from S&P (unaudited)

The accompanying notes are an integral part of the financial statements.
9

Statement  of  Assets  and  Liabilities

DECEMBER  31,  2002

ASSETS:
Investments, at value (identified cost $58,486,449) (Note 2)  $63,338,980
Interest receivable                                               683,117
                                                              -----------
TOTAL ASSETS                                                   64,022,097
                                                              -----------
LIABILITIES:
Accrued management fees (Note 3)                                   26,761
Accrued fund accounting fees (Note 3)                               5,715
Accrued transfer agent fees (Note 3)                                5,703
Accrued directors' fees (Note 3)                                    1,483
Audit fees payable                                                 19,101
Custodian fees payable                                              1,478
Other payables and accrued expenses                                   978
                                                              -----------
TOTAL LIABILITIES                                                  61,219
                                                              -----------
TOTAL NET ASSETS                                              $63,960,878
                                                              ===========

NET ASSETS CONSIST OF:

Capital stock                                                 $    58,739
Additional paid-in-capital                                     58,336,105
Undistributed net investment income                               713,503
Net unrealized appreciation on investments                      4,852,531
                                                              -----------
TOTAL NET ASSETS                                              $63,960,878
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($63,960,878/5,873,802 shares)                $     10.89
                                                              ===========



The accompanying notes are an integral part of the financial statements.
10

Statement  of  Operations


FOR  THE  YEAR  ENDED  DECEMBER  31,  2002





INVESTMENT INCOME:
Interest                                               $3,194,857
Dividends                                                  18,253
                                                       ----------
Total Investment Income                                 3,213,110
                                                       ----------

EXPENSES:

Management fees (Note 3)                                  326,185
Fund accounting fees (Note 3)                              68,635
Transfer agent fees (Note 3)                               35,000
Directors' fees (Note 3)                                    6,700
Audit fees                                                 19,500
Custodian fees                                             11,400
Miscellaneous                                               8,878
                                                       ----------
Total Expenses                                            476,298
                                                       ----------
NET INVESTMENT INCOME                                   2,736,812
                                                       ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments                          286,076
Net change in unrealized appreciation on investments    3,041,988
                                                       ----------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                             3,328,064
                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                             $6,064,876
                                                       ==========


The accompanying notes are an integral part of the financial statements.
11

Statements  of  Changes  in  Net  Assets


                                                             FOR THE       FOR THE
                                                            YEAR ENDED    YEAR ENDED
                                                             12/31/02      12/31/01
                                                           ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                      $ 2,736,812   $ 2,863,288
Net realized gain on investments                               286,076       206,787
Net change in unrealized appreciation on
investments                                                  3,041,988      (370,370)
                                                           ------------  ------------
Net increase from operations                                 6,064,876     2,699,705
                                                           ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 8):

From net investment income                                  (2,522,801)   (2,597,348)
From net realized gain on investments                         (283,239)            -
                                                           ------------  ------------
Total distributions to shareholders                         (2,806,040)   (2,597,348)
                                                           ------------  ------------
CAPITAL STOCK ISSUED AND
REPURCHASED:

Net decrease from capital share transactions
(Note 5)                                                    (5,592,744)     (250,131)
                                                           ------------  ------------
Net decrease in net assets                                  (2,333,908)     (147,774)

NET ASSETS:

Beginning of year                                           66,294,786    66,442,560
                                                           ------------  ------------
END OF YEAR (including undistributed net
investment income of $713,503 and $500,025, respectively)  $63,960,878   $66,294,786
                                                           ============  ============


The accompanying notes are an integral part of the financial statements.
12

FINANCIAL  HIGHLIGHTS






                                                                 FOR THE YEARS ENDED
                                               12/31/02      12/31/01    12/31/00    12/31/99    12/31/98
                                              ------------  ----------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):

NET ASSET VALUE - BEGINNING OF YEAR             $ 10.36      $ 10.36     $  9.62     $ 10.51     $ 10.37
                                              ------------  ----------  ----------  ----------  ----------

Income from investment operations:
Net investment income                              0.46         0.46        0.43        0.46        0.43
Net realized and unrealized gain (loss) on
investments                                        0.54        (0.05)       0.73       (0.87)       0.14
                                              ------------  ----------  ----------  ----------  ----------
Total from investment operations                   1.00         0.41        1.16       (0.41)       0.57
                                              ------------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                        (0.42)       (0.41)      (0.42)      (0.47)      (0.43)
From net realized gain on investments             (0.05)          -          --        (0.01)         --
                                              ------------  ----------  ----------  ----------  ----------
Total distributions to shareholders               (0.47)       (0.41)      (0.42)      (0.48)      (0.43)
                                              ------------  ----------  ----------  ----------  ----------
NET ASSET VALUE - END OF YEAR                   $ 10.89      $ 10.36     $ 10.36     $  9.62     $ 10.51
                                              ============  ==========  ==========  ==========  ==========

Total return1                                      9.81%        3.96%      12.24%     (3.92%)       5.53%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
DATA:
Expenses                                           0.73%        0.72%       0.68%       0.60%       0.61%
Net investment income                              4.20%        4.23%       4.51%       4.45%       4.17%

Portfolio turnover                                  6%           7%          8%          0%          3%

NET ASSETS - END OF YEAR (000's omitted)        $  63,961   $  66,295   $  66,443   $  51,311   $  60,772
                                              ============  ==========  ==========  ==========  ==========



1Represents aggregate total return for the year indicated, and assumes reinvestment of distributions.

The accompanying notes are an integral part of the financial statements.
13

Notes  to  Financial  Statements

1.   ORGANIZATION

New York Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 50 million have been designated as New York Tax Exempt Series Common Stock.

2.   SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in ninety days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts, is earned from settlement date and accrued daily.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.   TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.5% of the Series' average daily net assets.

Under the Fund's Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

4.   PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $3,831,912 and $7,871,898, respectively.

Notes  to  Financial  Statements

5.   CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  New  York  Tax  Exempt  Series  were:



                      For the Year                  For the Year
                     Ended 12/31/02                Ended 12/31/01
             ------------------------------  -----------------------------
                 Shares          Amount        Shares          Amount
             ---------------  -------------  -----------  ----------------

Sold                844,328   $  9,059,957      813,039   $     8,526,850
Reinvested          247,202      2,636,954      235,652         2,454,641
Repurchased      (1,617,131)   (17,289,655)  (1,065,539)      (11,231,622)
             ---------------  -------------  -----------  ----------------
Total              (525,601)  $ (5,592,744)     (16,848)  $      (250,131)
             ===============  =============  ===========  ================



Substantially all of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.   FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2002.

7.   CONCENTRATION  OF  CREDIT

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.     FEDERAL  INCOME  TAX  INFORMATION

The  amount  and  characterization  of  certain  income  and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The  tax  character  of  distributions  paid  were  as  follows:



                          For the Year     For the Year
                         Ended 12/31/02   Ended 12/31/01
                        ---------------- ----------------
Ordinary income          $            --  $         7,412
Tax exempt income              2,523,334        2,589,936
Long-term capital gains          282,706               --

Notes  to  Financial  Statements

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gain for its taxable year ended December 31, 2002. In addition, the Series hereby designates the tax exempt income disclosed above as tax exempt dividends for the year ended December 31, 2002.

At December 31, 2002, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes of $58,404,209 were as follows:



Unrealized appreciation          $4,937,681
Unrealized depreciation              (2,910)
                                 -----------

Net unrealized appreciation       4,934,771
Undistributed tax-exempt income     631,263


Report  of  Independent  Accountants


TO  THE  BOARD  OF  DIRECTORS  OF  EXETER  FUND,  INC.  AND  SHAREHOLDERS
OF  NEW  YORK  TAX  EXEMPT  SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Tax Exempt Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers  LLP

BOSTON,  MASSACHUSETTS
FEBRUARY  10,  2003

Directors'  and  Officers'  Information  (unaudited)


The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).




NAME:                                               William Manning
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                66
CURRENT POSITION(S) HELD WITH FUND:                 President
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, Director & Co-founder, Manning & Napier Advisors, Inc.
                                                    President, Founder, CEO, Treasurer & Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  19
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      KSDS, Inc.
                                                    Kent Displays, Inc.
                                                    Manning Leasing dba Williams International Air
                                                    Manning Ventures, Inc.
                                                    Mount Union College
                                                    NCADD
                                                    Symantix Corp.
---------------------------------------------------------------------------------------------------------------------------
NAME:                                               B. Reuben Auspitz*
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                55
CURRENT POSITION(S) HELD WITH FUND:                 Principal Executive Officer, Vice President, Chairman & Director,
                                                    Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                    President & Director, Manning & Napier Investor Services, Inc.
                                                    Holds one or more of the following titles for various subsidiaries and affiliates: Director, Chairman, Treasurer or Member
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Exeter Trust Co.
---------------------------------------------------------------------------------------------------------------------------
NAME:                                               Martin Birmingham
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                81
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
---------------------------------------------------------------------------------------------------------------------------
NAME:                                               Harris H. Rusitzky
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                67
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
---------------------------------------------------------------------------------------------------------------------------

Directors' and Officers' Information (unaudited)



NAME:                                                Peter L. Faber
ADDRESS:                                             1100 Chase Square
                                                     Rochester, NY 14604
AGE:                                                 64
CURRENT POSITION(S) HELD WITH FUND:                  Director
TERM OF OFFICE & LENGTH OF TIME SERVED:              N/A - Since 1987
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:         Partner, McDermott, Will & Emery (law firm)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:   25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:       New York City Partnership & Chamber of Commerce, Inc.
---------------------------------------------------------------------------------------------------------------------------
NAME:                                                Stephen B. Ashley
ADDRESS:                                             1100 Chase Square
                                                     Rochester, NY 14604
AGE:                                                 62
CURRENT POSITION(S) HELD WITH FUND:                  Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:              N/A - Since 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:         Chairman, Director, President & Chief Executive Officer,
                                                     The Ashley Group (property management and investment)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:   25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:       Genesee Corp.
                                                     The Ashley Group
                                                     Fannie Mae
---------------------------------------------------------------------------------------------------------------------------
NAME:                                                Christine Glavin
ADDRESS:                                             1100 Chase Square
                                                     Rochester, NY 14604
AGE:                                                 36
CURRENT POSITION(S) HELD WITH FUND:                  Principal Financial Officer, Chief Financial Officer
TERM OF OFFICE & LENGTH OF TIME SERVED:              N/A - Since 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:         Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                     Chief Financial & Accounting Officer, Treasurer
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:   25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:       N/A
---------------------------------------------------------------------------------------------------------------------------
NAME:                                                Jodi L. Hedberg
ADDRESS:                                             1100 Chase Square
                                                     Rochester, NY 14604
AGE:                                                 35
CURRENT POSITION(S) HELD WITH FUND:                  Corporate Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:              N/A - Since 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:         Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                     Corporate Secretary
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:   25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:       N/A
---------------------------------------------------------------------------------------------------------------------------
NAME:                                                Alaina V. Metz
ADDRESS:                                             1100 Chase Square
                                                     Rochester, NY 14604
AGE:                                                 35
CURRENT POSITION(S) HELD WITH FUND:                  Special Assistant Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:              N/A - Since 2002
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:         Vice President, BISYS
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:   19
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:       N/A
---------------------------------------------------------------------------------------------------------------------------




*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.

[This page intentionally left blank]

EXETER  FUND,  INC.
ANNUAL  REPORT
DECEMBER  31,  2002
SMALL  CAP  SERIES

Management  Discussion  and  Analysis

DEAR  SHAREHOLDERS:

Although returns were negative for the year, the Small Cap Series outperformed both the S&P 500 Total Return Index and the Russell R 2000 Index in 2002. The relative performance was due both to the sectors in which the Series invested and to its avoidance of other sectors. For instance, the Series benefited from its relatively lower weighting in some sectors that did not perform well, such as Financials and Consumer Credit, which have been affected by credit quality problems in their loan portfolios.

Stocks chosen for the portfolio must meet one of our investment strategies. The Profile Strategy seeks out reasonably priced companies which possess a competitive advantage that allows them to increase revenues above the industry average and achieve high profitability. The Hurdle Rate Strategy looks for strong companies within industries which are expected to see favorable supply and demand dynamics, as low profitability forces capacity reduction, which in turn leads to pricing power for the remaining participants. Under the Bankable Deal Strategy, we invest in companies that sell at such a discount to their intrinsic value that it is only a matter of time before market forces seek to realize the value.

After a long period in which the high valuations in the Technology sector meant that many stocks did not meet our pricing disciplines, we have finally been able to add some Technology stocks to the portfolio, concentrating on those companies which demonstrate strong characteristics and whose industries are evolving into clear Hurdle Rate opportunities.

Basic materials and energy represent two major investment themes for the coming three to five years. With respect to basic materials, we believe that the industry has underinvested in capacity for nearly two decades, and rightly so, due to significantly low returns on invested capital. However, over the next one to two years, we expect a rebound in worldwide demand to lead to a significantly tighter supply/demand relationship. Large draws on global inventories should lead to higher prices of commodities such as chemicals, pulp, metals, and oil/gas, and the portfolio is positioned to benefit from this move.

With respect to energy, we have shifted the Series' exposure to benefit from a Hurdle Rate in North American natural gas. Natural gas production in the U.S. is down 4-5% this year, while demand was up 1-2%. If North American drilling activity remains stagnant, production will be down another 2-3% in 2003, leading to a further draw on North American inventories. Under the Hurdle Rate Strategy, the mechanism for bringing on more production is always higher prices. As inventories are drawn down in 2003, we expect prices to rise, providing attractive returns on the drilling of new wells, and thus leading to more drilling activity in North America. This should benefit the Series' oil service holdings. On the international oil side, we continue to view demand and supply favorably and await what we believe is an inevitable pickup in international drilling activity.

We also continue to hold a higher than normal percentage of cash in the portfolio. Although valuations in the small cap market have come down, they are still not overly compelling. We view the Series' cash as a very strategic asset and anxiously await better opportunities in the new year to put it to work.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Management  Discussion  and  Analysis

[graphic]
[pie  chart]

Portfolio  Composition*  -  As  of  December  31,  2002

Beverages  -  2.6%
Chemicals  -  9.3%
Electrical  Equipment  -  3.2%
Electronic  Equipment  &  Instruments  -  2.6%
Energy  Equipment  &  Services  -  11.8%
Food  Products  -  5.0%
Health  Care  Equipment  &  Supplies  -  3.0%
Hotels,  Restaurants  &  Leisure  -  6.5%
Household  Durables  -  3.2%
Leisure  Equipment  &  Products  -  3.2%
Machinery  -  2.9%
Paper  &  Forest  Products  -  3.7%
Semiconductor  Equipment  &  Products  -  4.4%
Software  -  2.7%
Miscellaneous**  -  21.7%
Cash,  short-term  investments,  and  other assets, less liabilities - 14.2%


*As  a  percentage  of  net  assets.
**Miscellaneous
Aerospace  &  Defense
Airlines
Auto  Components
Biotechnology
Commercial  Services  &  Supplies
Computers  &  Peripherals
Containers  &  Packaging
Diversified  Telecommunications  Services
Gas  Utilities
IT  Consulting  &  Services
Marine
Metals  &  Mining
Oil  &  Gas
Personal  Products
Pharmaceuticals
Road  &  Rail
Textiles  &  Apparel

Performance  Update  of  December  31,  2002

Exeter  Fund,  Inc.  -  Small  Cap  Series

                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            8,285        -17.15%   -17.15%
Five Year   $           10,506          5.06%     0.99%
Ten Year    $           18,434         84.34%     6.30%
Inception1  $           21,402        114.02%     7.38%


S&P  500  Total  Return  Index

                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            7,791        -22.09%   -22.09%
Five Year   $            9,712         -2.88%    -0.58%
Ten Year    $           24,415        144.15%     9.33%
Inception1  $           26,185        161.85%     9.43%


Russell R  2000  Index

                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            7,952        -20.48%   -20.48%
Five Year   $            9,340         -6.60%    -1.36%
Ten Year    $           19,962         99.62%     7.16%
Inception1  $           22,788        127.88%     8.03%



The value of a $10,000 investment in the Exeter Fund, Inc. - Small Cap Series from its current activation (4/30/92) to present (12/31/02) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Russell R 2000 Index. 2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



            Exeter Fund, Inc.   S&P 500 Total
Date         Small Cap Series    Return Index   Russell R 2000 Index
4/30/1992   $           10,000  $       10,000  $             10,000
12/31/1992              11,610          10,725                11,415
12/31/1993              13,317          11,799                13,574
12/31/1994              14,383          11,959                13,327
12/31/1995              16,497          16,437                17,117
12/31/1996              18,156          20,206                19,940
12/31/1997              20,388          26,944                24,399
12/31/1998              17,603          34,666                23,778
12/31/1999              19,341          41,958                28,833
12/31/2000              21,165          38,139                27,963
12/31/2001              25,831          33,610                28,658
12/31/2002              21,402          26,185                22,788



1Performance numbers for the Series and Indices are calculated from April 30, 1992, the Series' current activation date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses. The Russell R 2000 Index is an unmanaged index that consists of approximately 2,000 small-capitalization stocks. Members of the Index represent only U.S. common stocks that are invested
In  the  U.S.  equity  markets.   The  Index  returns  are  based  on  a market
capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Unlike Series returns, the Index returns do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2002

                                                                 VALUE
                                                     SHARES    (NOTE 2)
                                                     -------  -----------
COMMON STOCKS - 85.81%
AEROSPACE & DEFENSE - 1.21%
Empresa Brasileira de Aeronautica S.A. (Embraer) -
ADR (Brazil) (Note 7)                                 73,094  $1,162,195
                                                              -----------

AIRLINES - 2.25%
Atlantic Coast Airlines Holdings, Inc.*              100,000   1,203,000
SkyWest, Inc.                                         73,000     954,110
                                                              -----------
                                                               2,157,110
                                                              -----------

AUTO COMPONENTS - 1.82%
Wabtec Corp.                                         124,190   1,743,628
                                                              -----------

BEVERAGES - 2.62%
PepsiAmericas, Inc.                                   44,000     590,920
The Robert Mondavi Corp. - Class A*                   62,000   1,922,000
                                                              -----------
                                                               2,512,920
                                                              -----------

BIOTECHNOLOGY - 0.95%
Techne Corp.*                                         32,000     914,176
                                                              -----------

CHEMICALS - 9.27%
Agrium, Inc. (Canada) (Note 7)                       228,000   2,578,680
Cabot Corp.                                           24,000     636,960
FMC Corp.*                                            68,000   1,857,760
IMC Global, Inc.                                      77,000     821,590
Minerals Technologies, Inc.                           46,500   2,006,475
PolyOne Corp.                                        249,000     976,080
                                                              -----------
                                                               8,877,545
                                                              -----------

COMMERCIAL SERVICES & SUPPLIES - 0.42%
eFunds Corp.*                                         43,955     400,430
                                                              -----------

COMPUTERS & PERIPHERALS - 2.14%
Electronics for Imaging, Inc.*                       126,000   2,048,886
                                                              -----------

CONTAINERS & PACKAGING - 0.56%
Applied Extrusion Technologies, Inc.*                269,800     539,600
                                                              -----------

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 1.75%
D&E Communications, Inc.                              91,000     760,760
North Pittsburgh Systems, Inc.                        67,000     913,277
                                                              -----------
                                                               1,674,037
                                                              -----------

ELECTRICAL EQUIPMENT - 3.18%
Rayovac Corp.*                                       228,300   3,043,239
                                                              -----------



The accompanying notes are an integral part of the financial statements.
4

Investment  Portfolio  -  December  31,  2002

                                                                        VALUE
                                                           SHARES      (NOTE 2)
                                                          ---------  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.61%
Millipore Corp.*                                             73,500  $ 2,499,000
                                                                     ------------

ENERGY EQUIPMENT & SERVICES - 11.78%
Atwood Oceanics, Inc.*                                       67,000    2,016,700
Newpark Resources, Inc.*                                    327,000    1,422,450
Pride International, Inc.*                                  246,000    3,665,400
Stolt Offshore S.A. - ADR* (United Kingdom) (Note 7)         57,300       81,939
Varco International, Inc.*                                  218,000    3,793,200
Veritas DGC, Inc.*                                           38,500      304,150
                                                                     ------------
                                                                      11,283,839
                                                                     ------------

FOOD PRODUCTS - 5.02%
Chiquita Brands International, Inc.*                         33,925      449,845
Hain Celestial Group, Inc.*                                  24,000      364,800
Ralcorp Holdings, Inc.*                                      18,500      465,090
Smithfield Foods, Inc.*                                      92,000    1,825,280
Sylvan, Inc.*                                               165,000    1,697,850
                                                                     ------------
                                                                       4,802,865
                                                                     ------------

GAS UTILITIES - 1.63%
Cascade Natural Gas Corp.                                    28,000      560,000
The Laclede Group, Inc.                                      23,000      556,600
NUI Corp.                                                    26,000      448,760
                                                                     ------------
                                                                       1,565,360
                                                                     ------------

HEALTH CARE EQUIPMENT & SUPPLIES - 3.04%
Bruker AXS, Inc.*                                           407,000      736,670
Thoratec Corp.*                                             285,000    2,174,550
                                                                     ------------
                                                                       2,911,220
                                                                     ------------

HOTELS, RESTAURANTS & LEISURE - 6.52%
Benihana, Inc. - Class A*                                    37,000      499,500
Bob Evans Farms, Inc.                                        20,000      467,000
CEC Entertainment, Inc.*                                     16,000      491,200
Club Mediterranee S.A.* (France) (Note 7)                    58,800    1,413,038
The Hongkong & Shanghai Hotels Ltd. (Hong Kong) (Note 7)  4,690,000    1,984,638
Jack in the Box, Inc.*                                       24,000      414,960
Papa John's International, Inc.*                             18,500      515,780
The Steak n Shake Co.*                                       46,000      460,000
                                                                     ------------
                                                                       6,246,116
                                                                     ------------



The accompanying notes are an integral part of the financial statements.
5

Investment  Portfolio  -  December  31,  2002

                                                             VALUE
                                                SHARES     (NOTE 2)
                                               ---------  -----------
HOUSEHOLD DURABLES - 3.24%
Helen of Troy Ltd.*                               44,375  $  516,525
Libbey, Inc.                                      24,000     624,000
The Rowe Companies*                               82,000     144,320
Waterford Wedgwood plc (Ireland) (Note 7)      3,480,000   1,822,478
                                                          -----------
                                                           3,107,323
                                                          -----------

IT CONSULTING & SERVICES - 0.02%
Teknowledge Corp.*                                15,800      14,062
                                                          -----------

LEISURE EQUIPMENT & PRODUCTS - 3.16%
Callaway Golf Co.                                 41,000     543,250
Hasbro, Inc.                                     180,000   2,079,000
The Vermont Teddy Bear Co., Inc.*                105,000     401,100
                                                          -----------
                                                           3,023,350
                                                          -----------

MACHINERY - 2.87%
Albany International Corp. - Class A             132,877   2,745,239
                                                          -----------

MARINE - 2.47%
Teekay Shipping Corp. (Bahamas) (Note 7)          58,000   2,360,600
                                                          -----------

METALS & MINING - 1.68%
Norddeutsche Affinerie AG (Germany) (Note 7)     153,000   1,605,582
                                                          -----------

OIL & GAS - 0.85%
Comstock Resources, Inc.*                         88,000     817,520
                                                          -----------

PAPER & FOREST PRODUCTS - 3.71%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)     71,500   1,327,040
Bowater, Inc.                                     53,000   2,223,350
                                                          -----------
                                                           3,550,390
                                                          -----------

PERSONAL PRODUCTS - 0.45%
Playtex Products, Inc.*                           43,500     429,780
                                                          -----------

PHARMACEUTICALS - 0.43%
ICN Pharmaceuticals, Inc.                         38,000     414,580
                                                          -----------

ROAD & RAIL - 0.92%
Kansas City Southern*                             73,000     876,000
                                                          -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.40%
Brooks-PRI Automation, Inc.*                     230,000   2,635,800
Cymer, Inc.*                                      49,000   1,580,250
                                                          -----------
                                                           4,216,050
                                                          -----------

SOFTWARE - 2.74%
Activision, Inc.*                                180,000   2,626,200
                                                          -----------



The accompanying notes are an integral part of the financial statements.
6

Investment  Portfolio  -  December  31,  2002



                                                       SHARES/          VALUE
                                                  PRINCIPAL AMOUNT     (NOTE 2)
                                                  -----------------  ------------
TEXTILES & APPAREL - 2.10%
Kenneth Cole Productions, Inc. - Class A*                    29,600  $   600,880
Nautica Enterprises, Inc.*                                   38,700      429,957
The Timberland Co. - Class A*                                13,300      473,613
Wolverine World Wide, Inc.                                   33,600      507,696
                                                                     ------------
                                                                       2,012,146
                                                                     ------------
TOTAL COMMON STOCKS
(Identified Cost $95,366,506)                                         82,180,988
                                                                     ------------

SHORT-TERM INVESTMENTS - 14.11%
Dreyfus Treasury Cash Management Fund                     1,523,366    1,523,366
Fannie Mae Discount Note, 1/29/2003               $       4,000,000    3,995,940
Federal Home Loan Bank Discount Note, 1/17/2003           4,000,000    3,997,833
U.S. Treasury Bill, 1/23/2003                             4,000,000    3,997,061
                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $13,514,200)                                         13,514,200
                                                                     ------------

TOTAL INVESTMENTS - 99.92%
(Identified Cost $108,880,706)                                        95,695,188

OTHER ASSETS, LESS LIABILITIES - 0.08%                                    76,930
                                                                     ------------

NET ASSETS - 100%                                                    $95,772,118
                                                                     ============


*Non-income producing security
ADR - American Depository Receipt



The accompanying notes are an integral part of the financial statements.
7

Statement  of  Assets  and  Liabilities

DECEMBER 31, 2002


ASSETS:
Investments, at value (identified cost $108,880,706) (Note 2)   $ 95,695,188
Cash                                                                      16
Receivable for securities sold                                        94,030
Receivable for fund shares sold                                       78,004
Dividends receivable                                                  69,175
Foreign tax reclaims receivable                                        2,909
                                                                -------------
TOTAL ASSETS                                                      95,939,322
                                                                -------------
LIABILITIES:

Accrued management fees (Note 3)                                      56,373
Accrued transfer agent fees (Note 3)                                  15,833
Accrued fund accounting fees (Note 3)                                  5,400
Accrued directors' fees (Note 3)                                       1,516
Payable for fund shares repurchased                                   58,302
Audit fees payable                                                    19,795
Custodian fees payable                                                 1,433
Other payables and accrued expenses                                    8,552
                                                                -------------
TOTAL LIABILITIES                                                    167,204
                                                                -------------
TOTAL NET ASSETS                                                $ 95,772,118
                                                                =============

NET ASSETS CONSIST OF:

Capital stock                                                   $    100,653
Additional paid-in-capital                                       115,345,229
Accumulated net realized loss on investments                      (6,488,441)
Net unrealized depreciation on investments, foreign currency,
and other assets and liabilities                                 (13,185,323)
                                                                -------------
TOTAL NET ASSETS                                                $ 95,772,118
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($95,772,118/10,065,273 shares)       $       9.52
                                                                =============



The accompanying notes are an integral part of the financial statements.
8

Statement  of  Operations

FOR  THE  YEAR  ENDED  DECEMBER  31,  2002



INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $24,919)            $    882,936
Interest                                                         127,562
                                                            -------------
Total Investment Income                                        1,010,498
                                                            -------------
EXPENSES:

Management fees (Note 3)                                       1,050,125
Transfer agent fees (Note 3)                                     107,250
Fund accounting fees (Note 3)                                     55,500
Directors' fees (Note 3)                                           6,700
Custodian fees                                                    25,000
Audit fees                                                        23,000
Miscellaneous                                                     32,415
                                                            -------------
Total Expenses                                                 1,299,990
                                                            -------------
NET INVESTMENT LOSS                                             (289,492)
                                                            -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain (loss) on -
Investments                                                   (5,132,314)
Foreign currency and other assets and liabilities                  5,511
                                                            -------------
                                                              (5,126,803)
                                                            -------------

Net change in unrealized appreciation (depreciation) on -
Investments                                                  (14,309,000)
Foreign currency and other assets and liabilities                    195
                                                            -------------
                                                             (14,308,805)
                                                            -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                                  (19,435,608)
                                                            -------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                  $(19,725,100)
                                                            =============



The accompanying notes are an integral part of the financial statements.
9

STATEMENTS OF CHANGES IN NET ASSETS


                                                          FOR THE        FOR THE
                                                        YEAR ENDED     YEAR ENDED
                                                         12/31/02       12/31/01
                                                       -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)                           $   (289,492)  $      9,709
Net realized gain (loss) on investments                  (5,126,803)     8,708,268
Net change in unrealized appreciation (depreciation)
on investments                                          (14,308,805)    12,209,245
                                                       -------------  -------------
Net increase (decrease) from operations                 (19,725,100)    20,927,222
                                                       -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):

From net investment income                                        -         (6,823)
From net realized gain on investments                             -    (11,469,603)
                                                       -------------  -------------
Total distributions to shareholders                               -    (11,476,426)
                                                       -------------  -------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)     6,972,325      4,326,157
                                                       -------------  -------------
Net increase (decrease) in net assets                   (12,752,775)    13,776,953

NET ASSETS:

Beginning of year                                       108,524,893     94,747,940
                                                       -------------  -------------

END OF YEAR (including undistributed net investment
loss of $0 and $0, respectively)                       $ 95,772,118   $108,524,893
                                                       =============  =============


The accompanying notes are an integral part of the financial statements.
10

FINANCIAL  HIGHLIGHTS


                                                                        FOR THE YEARS ENDED
                                                          12/31/02    12/31/01    12/31/00    12/31/99    12/31/98
                                                         ----------  ----------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):

NET ASSET VALUE - BEGINNING OF YEAR                     $  11.49   $   10.57   $   10.53   $    9.64   $   12.05
                                                        ----------  ----------  ----------  ----------  ----------

Income from investment operations:
Net investment income (loss)                               (0.03)       -- 2        0.03        0.07        0.05
Net realized and unrealized gain (loss) on investments     (1.94)       2.26        0.90        0.88       (1.77)
                                                        ----------  ----------  ----------  ----------  ----------
Total from investment operations                           (1.97)       2.26        0.93        0.95       (1.72)
                                                        ----------  ----------  ----------  ----------  ----------


Less distributions to shareholders:
From net investment income                                   -        -- 2        (0.09)      (0.06)         --
From net realized gain on investments                        -        (1.34)      (0.80)          -       (0.69)
                                                        ----------  ----------  ----------  ----------  ----------
Total distributions to shareholders                          -        (1.34)      (0.89)      (0.06)      (0.69)
                                                        ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE - END OF YEAR                            $  9.52    $ 11.49     $ 10.57    $  10.53     $  9.64
                                                        ==========  ==========  ==========  ==========  ==========
Total return1                                             (17.15%)    22.05%       9.43%       9.87%     (13.59%)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
DATA:
Expenses                                                    1.24%        1.19%       1.14%       1.09%       1.09%
Net investment income (loss)                               (0.28%)       0.01%       0.24%       0.61%       0.44%

Portfolio turnover                                           70%          88%         56%         92%         81%

NET ASSETS - END OF YEAR (000's omitted)                 $  95,772   $ 108,525   $  94,748   $  91,301   $  99,666
                                                       ===========  ==========  ==========  ==========  ==========



1Represents aggregate total return for the year indicated, and assumes reinvestment of distributions.
2Less  than  $0.01  per  share.

The accompanying notes are an integral part of the financial statements.
11

Notes  to  Financial  Statements

1.         ORGANIZATION

Small Cap Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of small companies.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Small Cap Series Class A Common Stock.

2.         SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, and options, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in ninety days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements

2.         SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.         TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Notes  to  Financial  Statements

3.         TRANSACTIONS  WITH  AFFILIATES  (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Fund also pays the Advisor an annual fee of $10,000 for each additional active class of a Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per Class, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

4.         PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $69,061,695 and $66,778,222, respectively.

5.         CAPITAL  STOCK  TRANSACTIONS

Transactions  in  Class  A  shares  of  Small  Cap  Series  were:




                       FOR THE YEAR                 FOR THE YEAR
                      ENDED 12/31/02               ENDED 12/31/01
             ------------------------------  -----------------------------
                 Shares          Amount        Shares          Amount
             ---------------  -------------  -----------  ----------------
Sold              2,212,981   $ 23,432,645    1,230,626   $    14,291,646
Reinvested               --             --    1,021,343        11,351,866
Repurchased      (1,592,517)   (16,460,320)  (1,767,500)      (21,317,355)
             ---------------  -------------  -----------  ----------------
Total               620,464   $  6,972,325      484,469   $     4,326,157
             ===============  =============  ===========  ================



Substantially all of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.         FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2002.

Notes  to  Financial  Statements

7.          FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.          FEDERAL  INCOME  TAX  INFORMATION

The  amount  and  characterization  of  certain  income  and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of net investment income or gains and losses, including mark-to-market on qualified five year gains, foreign currency gains and losses, and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The  tax  character  of  distributions  paid  were  as  follows:



                           For the Year     For the Year
                          Ended 12/31/02   Ended 12/31/01
                          ---------------  ---------------
Ordinary income           $            --  $         9,784
Short-term capital gains               --        7,427,898
Long-term capital gains                --        4,038,744



For the year ended December 31, 2002 the Series elected to defer $5,931,087 of capital losses attributable to Post-October losses.

At December 31, 2002, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes of $108,955,256 were as follows:



Unrealized appreciation      $  3,949,200
Unrealized depreciation       (17,209,268)
                             -------------

Net unrealized depreciation   (13,260,068)
Capital loss carryover            482,805




The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on December 31, 2010.

Report  of  Independent  Accountants


TO  THE  BOARD  OF  DIRECTORS  OF  EXETER  FUND,  INC.  AND  SHAREHOLDERS
OF  SMALL  CAP  SERIES:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers  LLP

BOSTON,  MASSACHUSETTS
FEBRUARY  10,  2003

Directors'  and  Officers'  Information  (unaudited)


The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).




NAME:                                               William Manning
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                66
CURRENT POSITION(S) HELD WITH FUND:                 President
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, Director & Co-founder, Manning & Napier Advisors, Inc.
                                                    President, Founder, CEO, Treasurer & Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  19
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      KSDS, Inc.
                                                    Kent Displays, Inc.
                                                    Manning Leasing dba Williams International Air
                                                    Manning Ventures, Inc.
                                                    Mount Union College
                                                    NCADD
                                                    Symantix Corp.
----------------------------------------------------------------------------------------------------------------------------
NAME:                                               B. Reuben Auspitz*
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                55
CURRENT POSITION(S) HELD WITH FUND:                 Principal Executive Officer, Vice President, Chairman & Director,
                                                    Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                    President & Director, Manning & Napier Investor Services, Inc.
                                                    Holds one or more of the following titles for various subsidiaries and affiliates: Director, Chairman, Treasurer or Member
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Exeter Trust Co.
----------------------------------------------------------------------------------------------------------------------------
NAME:                                               Martin Birmingham
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                81
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
----------------------------------------------------------------------------------------------------------------------------
NAME:                                               Harris H. Rusitzky
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                67
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
----------------------------------------------------------------------------------------------------------------------------

Directors'  and  Officers'  Information  (unaudited)


Name:                                               Peter L. Faber
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                64
Current Position(s) Held with Fund:                 Director
Term of Office & Length of Time Served:             N/A - Since 1987
Principal Occupation(s) During Past 5 Years:        Partner, McDermott, Will & Emery (law firm)
Number of Portfolios Overseen within Fund Complex:  25**
Other Directorships Held Outside Fund Complex:      New York City Partnership & Chamber of Commerce, Inc.
----------------------------------------------------------------------------------------------------------------------------
Name:                                               Stephen B. Ashley
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                62
Current Position(s) Held with Fund:                 Director, Audit Committee Member
Term of Office & Length of Time Served:             N/A - Since 1996
Principal Occupation(s) During Past 5 Years:        Chairman, Director, President & Chief Executive Officer,
                                                    The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:  25**
Other Directorships Held Outside Fund Complex:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae
----------------------------------------------------------------------------------------------------------------------------
Name:                                               Christine Glavin
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                36
Current Position(s) Held with Fund:                 Principal Financial Officer, Chief Financial Officer
Term of Office & Length of Time Served:             N/A - Since 2001
Principal Occupation(s) During Past 5 Years:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                    Chief Financial & Accounting Officer, Treasurer
Number of Portfolios Overseen within Fund Complex:  25**
Other Directorships Held Outside Fund Complex:      N/A
----------------------------------------------------------------------------------------------------------------------------
Name:                                               Jodi L. Hedberg
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                35
Current Position(s) Held with Fund:                 Corporate Secretary
Term of Office & Length of Time Served:             N/A - Since 1997
Principal Occupation(s) During Past 5 Years:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                    Corporate Secretary
Number of Portfolios Overseen within Fund Complex:  25**
Other Directorships Held Outside Fund Complex:      N/A
----------------------------------------------------------------------------------------------------------------------------
Name:                                               Alaina V. Metz
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                35
Current Position(s) Held with Fund:                 Special Assistant Secretary
Term of Office & Length of Time Served:             N/A - Since 2002
Principal Occupation(s) During Past 5 Years:        Vice President, BISYS
Number of Portfolios Overseen within Fund Complex:  19
Other Directorships Held Outside Fund Complex:      N/A
----------------------------------------------------------------------------------------------------------------------------



*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.

EXETER  FUND,  INC.
ANNUAL  REPORT
DECEMBER  31,  2002
INTERNATIONAL  SERIES

Management  Discussion  and  Analysis

DEAR  SHAREHOLDERS:

Since its inception in August of 1992, the International Series has been predominately invested in Western European countries. Western European markets ended the year down, as did most markets and the Series. The Series closed the year slightly ahead of its benchmark, the MSCI All Country World Index Free ex U.S. Index, which fell 14.67% in 2002.

European economies have slowed during the global economic downturn; however, as is discussed in further detail below, the region is well positioned for the recovery. European equity valuations are attractive, as they have fallen below historical averages. This is accentuated by the fact that fixed income yields, a competing investment option, are extremely low. The European economy and equity markets have remained depressed, as the global slowdown has been more protracted than the markets initially anticipated.

We see several reasons beyond valuations to be positive on European equities. First, as pointed out in depth in previous editions of the annual report, continuing structural reform is enhancing economic and corporate efficiency and increasing the potential growth rate of the economy. Two key recent positive developments have been indications from the European Central Bank (ECB) that it may adopt a looser interpretation of its monetary policy targets, and that the Stability and Growth Pact may be modified to allow countries with lower debt loads a much-needed increase in fiscal flexibility. Second, the region has a much lower debt load on the consumer level than the U.S. and UK due to the structure of the credit market. When interest rates rise during the impending recovery, the Continental European consumer, who is less leveraged and has primarily fixed rate debt, will not be pinched as hard as his/her counterparts in the United States and United Kingdom. Lastly, we expect continued euro strength, which would serve to further augment returns. Money continues to shift out of the U.S. for several reasons, as the current account deficit has become increasingly unsustainable.

Emerging market holdings are comprised of Latin American and Eastern European equities. The Eastern European countries in which the Series is invested, Poland and Hungary, are to join the European Union in 2004. In order to join, they have had to implement various reforms and will have to continue to make further positive changes. These reforms have boosted investment and should continue to support rapid economic growth as the region converges with the West. It is possible to measure the level of convergence by studying the spread between domestic bond yields and those on German bonds. The Czech Republic holdings were liquidated, as the spread had become negative, indicating a level of over-exuberance. On the other hand, spreads in Poland and Hungary have significant room left for further convergence.

The Latin American positions were added in 2001 at crisis-like valuations. The holdings have been depressed by populist political rhetoric around the region and global risk aversion. The Series continues to hold the positions, as we believe the worst is over and that investors have oversold as they panicked. In Argentina, the economy appears to be stabilizing, as witnessed by the improvement in industrial production and exchange rate and deposit stability. It is our expectation that the resolution of the elections to be held this spring will create a more workable environment from which to negotiate with the International Monetary Fund and to create an appropriate economic policy. The worst appears to be over in Brazil as well. Following his surprise presidential victory, Lula has made every effort to reassure the markets that Brazil will pursue fiscal responsibility. With the naming of his ministers complete, one of the key clouds over the market has been removed, as his choices have been widely applauded. Thus far he has backed up his more centrist campaign platform, and the risk premium should continue to deflate.

The Series continues to avoid Japan. There has been much talk recently about reform, but little action, and where there has been action it has been insignificant in relation to the stature of the problems. The appointment of the reformist Heizo Takenaka to the Financial Services Agency (FSA) is a substantial positive and the next monitoring point is the appointment of the new Bank of Japan (BoJ) governor to take over for Mr. Hayami in March. The appointment is expected to be someone who will introduce an inflation target. We would like to see the implementation of a credible and sufficient inflation target, to battle persistent deflation, and further progress on the cleaning-up of the banking system. In the meantime, we continue to wait for conclusive evidence of these necessary reforms.

The International Series is managed on a top-down basis, focusing on economic trends to select countries and regions that we expect to outperform. We continually examine the prospects for both the areas that we are currently invested in and areas that we are not, in an attempt to add attractive investments to the Series. We will continue to monitor the health of the global recovery and reposition the Series accordingly. It is our belief that the countries we are currently exposed to are well positioned to benefit from the resumption of global economic growth and further reforms.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Management  Discussion  and  Analysis

[graphic]
[pie  chart]

Portfolio  Allocation  by  Country*  -  As  of  December  31,  2002

Argentina  -  0.3%
Brazil  -  1.7%
France  -  31.0%
Germany  -  15.6%
Hungary  -  6.3%
Italy  -  16.3%
Mexico  -  0.9%
Poland  -  3.8%
Spain  -  8.5%
Cash,  short-term  investments,  and  other  assets,  less  liabilities  - 15.6%

*As  a  percentage  of  net  assets.

Performance Update - December 31, 2002

Exeter  Fund,  Inc.
International  Series



                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            8,570        -14.30%   -14.30%
Five Year   $           10,412          4.12%     0.81%
Ten Year    $           18,264         82.64%     6.20%
Inception1  $           19,356         93.56%     6.59%



S&P  500  Total  Return  Index


                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            7,791        -22.09%   -22.09%
Five Year   $            9,712         -2.88%    -0.58%
Ten Year    $           24,415        144.15%     9.33%
Inception1  $           25,982        159.82%     9.66%


Morgan  Stanley  Capital  International  (MSCI)
All  Country  World  Index  Free  ex  U.S.  Index


                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            8,533        -14.67%   -14.67%
Five Year   $            8,740        -12.60%    -2.66%
Ten Year    $           15,046         50.46%     4.17%
Inception1  $           14,287         42.87%     3.51%


The value of a $10,000 investment in the Exeter Fund, Inc. - International Series from its inception (8/27/92) to present (12/31/02) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the MSCI All Country World Index Free ex U.S. Index.2

[graphic]
[pie  chart]

Data  for  line  chart  to  follow:



              Exeter Fund, Inc.    S&P 500 Total          MSCI All Country
Date        International Series    Return Index   World Index Free ex U.S. Index
8/27/1992   $              10,000  $       10,000  $                        10,000
12/31/1992                 10,598          10,643                            9,495
12/31/1993                 13,359          11,709                           12,809
12/31/1994                 11,425          11,868                           13,659
12/31/1995                 11,898          16,312                           15,016
12/31/1996                 14,557          20,052                           16,019
12/31/1997                 18,589          26,959                           16,346
12/31/1998                 22,983          34,398                           18,710
12/31/1999                 29,289          41,634                           24,492
12/31/2000                 28,403          37,845                           20,797
12/31/2001                 22,585          33,350                           16,743
12/31/2002                 19,356          25,982                           14,287



1Performance numbers for the Series and the S&P 500 Total Return Index are calculated from August 27, 1992, the Series' inception date. Performance numbers for the MSCI All Country World Index Free ex U.S. Index are calculated from August 31, 1992. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The MSCI All Country World Index Free ex U.S. Index is a free float adjusted market capitalization-weighted measure of the total return of 1,756 companies listed on the stock exchanges of 48 countries. The Index is denominated in U.S. Dollars. Both Indices' returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2002




                                                                VALUE
                                                     SHARES   (NOTE 2)
                                                     ------  -----------
COMMON STOCKS - 84.40%
ARGENTINA - 0.32%

BANKS - 0.07%
Grupo Financiero Galicia S.A. - ADR*                 26,500  $   53,265
                                                             -----------

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 0.08%
Telecom Argentina S.A. - ADR*                        30,500      68,625
                                                             -----------

OIL & GAS - 0.17%
Perez Companc S.A. - ADR*                            22,000     138,160
                                                             -----------

TOTAL ARGENTINA
(Identified Cost $903,497)                                      260,050
                                                             -----------

BRAZIL - 1.72%

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 0.46%
Telecomunicacoes Brasileiras S.A. (Telebras) - ADR   20,100     374,865
                                                             -----------

OIL & GAS - 0.57%
Petroleo Brasileiro S.A. (Petrobras) - ADR           34,700     464,980
                                                             -----------

PAPER & FOREST PRODUCTS - 0.69%
Aracruz Celulose S.A. - ADR                          30,000     556,800
                                                             -----------

TOTAL BRAZIL
(Identified Cost $2,000,546)                                  1,396,645
                                                             -----------

FRANCE - 31.00%

AUTO COMPONENTS - 0.36%
Michelin-B                                            8,413     290,108
                                                             -----------

AUTOMOBILES - 0.63%
PSA Peugeot Citroen                                  12,435     507,095
                                                             -----------

BANKS - 4.24%
BNP Paribas S.A.                                     46,694   1,902,697
Societe Generale                                     26,312   1,532,456
                                                             -----------
                                                              3,435,153
                                                             -----------

CHEMICALS - 1.82%
L'Air Liquide S.A.                                   11,144   1,470,000
                                                             -----------

COMMUNICATIONS EQUIPMENT - 0.43%
Alcatel S.A.                                         80,100     351,358
                                                             -----------

CONSTRUCTION MATERIALS - 0.68%
Lafarge S.A.                                          7,327     552,067
                                                             -----------

ELECTRICAL EQUIPMENT - 0.40%
Schneider Electric S.A.                               6,795     321,522
                                                             -----------



The accompanying notes are an integral part of the financial statements.
4

Investment  Portfolio  -  December  31,  2002



                                                             VALUE
                                                 SHARES     (NOTE 2)
                                                 -------  ------------
FRANCE (continued)
FOOD & DRUG RETAILING - 2.67%
Carrefour S.A.                                    38,832  $ 1,729,035
Casino Guichard-Perrachon S.A.                     5,825      432,477
                                                          ------------
                                                            2,161,512
                                                          ------------

FOOD PRODUCTS - 1.33%
Groupe Danone                                      7,988    1,074,650
                                                          ------------

INSURANCE - 1.83%
Axa                                              110,292    1,480,320
                                                          ------------

MEDIA - 0.57%
Vivendi Universal S.A.                            28,650      462,705
                                                          ------------

MULTI-UTILITIES - 0.93%
Suez S.A.                                         43,340      752,256
                                                          ------------

OIL & GAS - 3.98%
Total Fina Elf S.A.                               22,587    3,225,951
                                                          ------------

PERSONAL PRODUCTS - 5.09%
Clarins S.A.                                      23,000    1,025,789
L'Oreal S.A.                                      40,630    3,093,323
                                                          ------------
                                                            4,119,112
                                                          ------------

PHARMACEUTICALS - 4.40%
Aventis S.A.                                      25,300    1,375,281
Sanofi-Synthelabo S.A.                            35,745    2,185,004
                                                          ------------
                                                            3,560,285
                                                          ------------

TEXTILES & APPAREL - 1.64%
LVMH S.A. (Louis Vuitton Moet Hennessy)           32,320    1,327,835
                                                          ------------

TOTAL FRANCE
(Identified Cost $15,627,456)                              25,091,929
                                                          ------------

GERMANY - 15.64%

AIRLINES - 0.28%
Deutsche Lufthansa AG*                            23,700      224,086
                                                          ------------

BANKS - 0.95%
Bayerische Hypo-und Vereinsbank AG (HVB Group)    49,730      772,363
                                                          ------------

CHEMICALS - 2.73%
Bayer AG                                          83,750    1,757,745
Degussa AG                                        17,900      448,944
                                                          ------------
                                                            2,206,689
                                                          ------------

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 1.11%
Deutsche Telekom AG                               70,000      897,657
                                                          ------------



The accompanying notes are an integral part of the financial statements.
5

Investment  Portfolio  -  December  31,  2002



                                                             VALUE
                                                 SHARES     (NOTE 2)
                                                 -------  ------------
GERMANY (continued)
ELECTRIC UTILITIES - 2.71%
E.ON AG                                           54,537  $ 2,197,675
                                                          ------------

INDUSTRIAL CONGLOMERATES - 2.93%
Siemens AG                                        55,725    2,368,351
                                                          ------------

INSURANCE - 1.49%
Allianz AG                                        12,720    1,202,688
                                                          ------------

IT CONSULTING & SERVICES - 1.99%
SAP AG                                            20,550    1,610,918
                                                          ------------

MACHINERY - 0.25%
MAN AG                                            14,520      201,132
                                                          ------------

MULTI-UTILITIES - 1.20%
RWE AG                                            37,905      974,549
                                                          ------------

TOTAL GERMANY
(Identified Cost $13,694,669)                              12,656,108
                                                          ------------

HUNGARY - 6.30%

BANKS - 1.53%
OTP Bank Rt.                                     126,000    1,238,646
                                                          ------------

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 1.05%
Magyar Tavkozlesi Rt. (Matav)                    234,000      848,316
                                                          ------------

PHARMACEUTICALS - 3.72%
EGIS Rt.                                          36,000    2,225,880
Gedeon Richter Rt.                                11,900      786,064
                                                          ------------
                                                            3,011,944
                                                          ------------
TOTAL HUNGARY
(Identified Cost $4,726,215)                                5,098,906
                                                          ------------

ITALY - 16.29%

BANKS - 3.65%
IntesaBci S.p.A.                                 473,794      999,371
UniCredito Italiano S.p.A.                       489,000    1,955,127
                                                          ------------
                                                            2,954,498
                                                          ------------

CONSTRUCTION MATERIALS - 0.54%
Italcementi S.p.A.                                43,264      435,852
                                                          ------------

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 2.76%
Telecom Italia S.p.A.                            294,445    2,234,002
                                                          ------------

ELECTRICAL EQUIPMENT - 0.18%
Pirelli S.p.A.                                   160,000      147,756
                                                          ------------

INSURANCE - 2.18%
Assicurazioni Generali S.p.A.                     85,804    1,764,837
                                                          ------------



The accompanying notes are an integral part of the financial statements.
6

Investment  Portfolio  -  December  31,  2002



                                                                 VALUE
                                                  SHARES        (NOTE 2)
                                                 --------      ---------
ITALY (continued)
MEDIA - 0.02%
Seat Pagine Gialle S.p.A.*                        16,488    $     11,229
                                                            ------------

OIL & GAS - 4.31%
Eni S.p.A.                                       219,554      3,490,559
                                                            ------------

WIRELESS TELECOMMUNICATIONS SERVICES - 2.65%
Telecom Italia Mobile S.p.A. (T.I.M.)            470,000      2,145,498
                                                            -----------

TOTAL ITALY
(Identified Cost $8,139,774)                                 13,184,231
                                                            -----------

MEXICO - 0.88%

PAPER & FOREST PRODUCTS - 0.88%
Kimberly-Clark de Mexico, S.A. de C.V. - ADR
(Identified Cost $939,631)                        61,875        709,576
                                                            -----------

POLAND - 3.74%

BANKS - 2.21%
Bank Pekao S.A.                                   58,650      1,445,372
Bank Zachodni WBK S.A.                            18,604        341,069
                                                            -----------
                                                              1,786,441
                                                            -----------

BEVERAGES - 0.85%
Browary Zywiec S.A.*                               6,800        691,598
                                                           ------------

MEDIA - 0.68%
Agora S.A*                                        43,000        550,592
                                                            -----------

TOTAL POLAND
(Identified Cost $2,278,169)                                  3,028,631
                                                            -----------

SPAIN - 8.51%

BANKS - 2.67%
Banco Bilbao Vizcaya Argentaria S.A.             119,066      1,139,524
Banco Santander Central Hispano S.A.             148,527      1,019,352
                                                            -----------
                                                              2,158,876
                                                            -----------

CONSTRUCTION & ENGINEERING - 0.88%
Fomento de Construcciones y Contratas S.A. (FCC) 18,216         409,080
Grupo Dragados S.A.                              17,982         305,699
                                                            -----------
                                                                714,779
                                                            -----------

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 1.51%
Telefonica S.A.                                 136,617       1,222,911
                                                            -----------



The accompanying notes are an integral part of the financial statements.
7

Investment  Portfolio  -  December  31,  2002



                                                       SHARES/          VALUE
                                                  PRINCIPAL AMOUNT     (NOTE 2)
                                                 ------------------  ------------
SPAIN (continued)
ELECTRIC UTILITIES - 1.97%
Endesa S.A.                                                70,100  $   820,227
Iberdrola S.A.                                             30,612      428,859
Union Fenosa S.A.                                          26,063      343,249
                                                                   ------------
                                                                     1,592,335
                                                                   ------------

GAS UTILITIES - 0.35%
Gas Natural SDG S.A.                                       14,983      284,117
                                                                   ------------

TOBACCO - 0.60%
Altadis S.A.                                               21,330      484,831
                                                                   ------------

TRANSPORTATION INFRASTRUCTURE - 0.53%
Acesa Infraestructuras S.A.                                36,299      411,395
Acesa Infraestructuras S.A. Rights, 1/10/2003              36,299       20,951
                                                                   ------------
                                                                       432,346
                                                                   ------------

TOTAL SPAIN
(Identified Cost $3,396,131)                                         6,890,195
                                                                   ------------

TOTAL COMMON STOCKS
(Identified Cost $51,706,088)                                       68,316,271
                                                                   ------------

SHORT-TERM INVESTMENTS - 15.44%
Dreyfus Treasury Cash Management Fund                   1,510,278    1,510,278
Fannie Mae Discount Note, 1/29/2003             $       4,000,000    3,995,940
Freddie Mac Discount Note, 1/14/2003                    4,000,000    3,998,055
U.S. Treasury Bill, 2/6/2003                            3,000,000    2,996,393
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $12,500,666)                                       12,500,666
                                                                   ------------

TOTAL INVESTMENTS - 99.84%
(Identified Cost $64,206,754)                                       80,816,937

OTHER ASSETS, LESS LIABILITIES - 0.16%                                 127,920
                                                                   ------------

NET ASSETS - 100%                                                  $80,944,857
                                                                   ============


* Non-income producing security
ADR - American Depository Receipt



The accompanying notes are an integral part of the financial statements.
8

Investment  Portfolio  -  December  31,  2002






INDUSTRY CONCENTRATION (AS A PERCENTAGE OF NET ASSETS):
                                                           PERCENTAGE
                                                         OF NET ASSETS
                                                         --------------
Airlines                                                          0.28%
Auto Components                                                   0.36%
Automobiles                                                       0.63%
Banks                                                            15.32%
Beverages                                                         0.85%
Chemicals                                                         4.55%
Communications Equipment                                          0.43%
Construction & Engineering                                        0.88%
Construction Materials                                            1.22%
Diversified Telecommunications Services                           6.97%
Electric Utilities                                                4.68%
Electrical Equipment                                              0.58%
Food & Drug Retailing                                             2.67%
Food Products                                                     1.33%
Gas Utilities                                                     0.35%
Industrial Conglomerates                                          2.93%
Insurance                                                         5.50%
IT Consulting & Services                                          1.99%
Machinery                                                         0.25%
Media                                                             1.27%
Multi-Utilities                                                   2.13%
Oil & Gas                                                         9.03%
Paper & Forest Products                                           1.57%
Personal Products                                                 5.09%
Pharmaceuticals                                                   8.12%
Textiles & Apparel                                                1.64%
Tobacco                                                           0.60%
Transportation Infrastructure                                     0.53%
Wireless Telecommunications Services                              2.65%
                                                         --------------
TOTAL COMMON STOCKS                                              84.40%
                                                         ==============



The accompanying notes are an integral part of the financial statements.
9

Statement  of  Assets  and  Liabilities


DECEMBER 31, 2002


ASSETS:
Investments, at value (identified cost $64,206,754) (Note 2)    $80,816,937
Foreign currency, at value (cost $3,059)                              3,127
Foreign tax reclaims receivable                                     142,896
Receivable for fund shares sold                                      92,563
Dividends receivable                                                 17,849
                                                                ------------
TOTAL ASSETS                                                     81,073,372
                                                                ------------
LIABILITIES:

Accrued management fees (Note 3)                                     68,681
Accrued transfer agent fees (Note 3)                                 15,980
Accrued fund accounting fees (Note 3)                                 4,505
Accrued directors' fees (Note 3)                                      1,516
Audit fees payable                                                   23,141
Custodian fees payable                                                3,576
Payable for fund shares repurchased                                   3,001
Other payables and accrued expenses                                   8,115
                                                                ------------
TOTAL LIABILITIES                                                   128,515
                                                                ------------
TOTAL NET ASSETS                                                $80,944,857
                                                                ============

NET ASSETS CONSIST OF:

Capital stock                                                   $   121,427
Additional paid-in-capital                                       64,795,881
Undistributed net investment income                                   1,266
Accumulated net realized loss on investments                       (590,510)
Net unrealized appreciation on investments, foreign currency,
and other assets and liabilities                                 16,616,793
                                                                ------------
TOTAL NET ASSETS                                                $80,944,857
                                                                ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($80,944,857/12,142,782 shares)                 $      6.67
                                                                ============



The accompanying notes are an integral part of the financial statements.
10

Statement  of  Operations



FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $169,825)           $  1,802,973
Interest                                                         127,219
                                                            -------------
Total Investment Income                                        1,930,192
                                                            -------------
EXPENSES:

Management fees (Note 3)                                         849,015
Transfer agent fees (Note 3)                                      87,875
Fund accounting fees (Note 3)                                     60,655
Directors' fees (Note 3)                                           6,700
Custodian fees                                                    56,500
Audit fees                                                        28,500
Miscellaneous                                                     29,492
                                                            -------------
Total Expenses                                                 1,118,737
                                                            -------------
NET INVESTMENT INCOME                                            811,455
                                                            -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain (loss) on -
Investments                                                     (142,742)
Foreign currency and other assets and liabilities                  4,998
                                                            -------------
                                                                (137,744)
                                                            -------------
Net change in unrealized appreciation (depreciation) on -
Investments                                                  (13,966,500)
Foreign currency and other assets and liabilities                 17,619
                                                            -------------
                                                             (13,948,881)
                                                            -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                                  (14,086,625)
                                                            -------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                  $(13,275,170)
                                                            =============

The accompanying notes are an integral part of the financial statements.
11

Statements  of  Changes  in  Net  Assets


                                                         FOR THE        FOR THE
                                                       YEAR ENDED     YEAR ENDED
                                                        12/31/02       12/31/01
                                                      -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                 $    811,455   $    530,314
Net realized gain (loss) on investments                   (137,744)     3,229,954
Net change in unrealized appreciation (depreciation)
on investments                                         (13,948,881)   (28,431,615)
                                                      -------------  -------------
Net decrease from operations                           (13,275,170)   (24,671,347)
                                                      -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):

From net investment income                                (814,902)      (470,205)
From net realized gain on investments                     (300,163)    (3,407,700)
                                                      -------------  -------------
Total distributions to shareholders                     (1,115,065)    (3,877,905)
                                                      -------------  -------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
transactions (Note 5)                                   11,210,851     (6,458,391)
                                                      -------------  -------------
Net decrease in net assets                              (3,179,384)   (35,007,643)

NET ASSETS:

Beginning of year                                       84,124,241    119,131,884
                                                      -------------  -------------

END OF YEAR (including undistributed net investment
income of $1,266 and $0, respectively)                $ 80,944,857   $ 84,124,241
                                                      =============  =============



The accompanying notes are an integral part of the financial statements.
12

Financial  Highlights


                                                                              FOR THE YEARS ENDED
                                                           12/31/02    12/31/01    12/31/00    12/31/99    12/31/98
                                                         -----------  ----------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):

NET ASSET VALUE - BEGINNING OF YEAR                      $ 7.89      $  10.40     $  17.43   $  15.57   $   13.08
                                                        -----------  ----------  ----------  ----------  ----------

Income from investment operations:
Net investment income                                      0.07        0.05        0.04        0.11        0.10
Net realized and unrealized gain (loss) on investments    (1.20)      (2.18)      (0.83)       4.03        2.95
                                                       -----------  ----------  ----------  ----------  ----------
Total from investment operations                          (1.13)      (2.13)      (0.79)       4.14        3.05
                                                       -----------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                (0.07)      (0.05)      (0.03)      (0.12)      (0.11)
From net realized gain on investments                     (0.02)      (0.33)      (6.21)      (2.16)      (0.45)
                                                       -----------  ----------  ----------  ----------  ----------
Total distributions to shareholders                       (0.09)      (0.38)      (6.24)      (2.28)      (0.56)
                                                       -----------  ----------  ----------  ----------  ----------
NET ASSET VALUE - END OF YEAR                            $ 6.67     $ 7.89      $ 10.40     $ 17.43     $ 15.57
                                                       ===========  ==========  ==========  ==========  ==========
Total return1                                            (14.30%)    (20.48%)     (3.03%)     27.44%      23.63%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
DATA:
Expenses                                                  1.32%       1.28%       1.19%       1.12%       1.12%
Net investment income                                     0.96%       0.54%       0.28%       0.52%       0.59%

Portfolio turnover                                         5%          6%          3%          4%          0%

NET ASSETS - END OF YEAR (000's omitted)                 $ 80,945   $  84,124   $ 119,132   $ 160,670   $ 199,259
                                                        ==========  =========   ==========  ==========  ==========


1Represents aggregate total return for the year indicated, and assumes reinvestment of distributions.

The accompanying notes  are an integral  part  of  the  financial statements.
13

Notes  to  Financial  Statements

1.         ORGANIZATION

International Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

Shares of the Series are offered to investors, clients, and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 50 million have been designated as International Series Common Stock.

2.         SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, and options, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in ninety days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations

Notes  to  Financial  Statements

2.         SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

FOREIGN CURRENCY TRANSLATION (continued) are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.         TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and

Notes  to  Financial  Statements

3.        TRANSACTIONS  WITH  AFFILIATES  (continued)

payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

4.         PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $4,642,542 and $3,611,231, respectively.

5.         CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  International  Series  were:

                      For the Year                  For the Year
                     Ended 12/31/02                Ended 12/31/01
             -----------------------------  -----------------------------
                 Shares          Amount       Shares          Amount
             ---------------  ------------  -----------  ----------------
Sold              2,254,721   $16,733,857    1,668,535   $    14,400,961
Reinvested          163,067     1,094,179      489,873         3,835,707
Repurchased        (937,971)   (6,617,185)  (2,950,200)      (24,695,059)
             ---------------  ------------  -----------  ----------------
Total             1,479,817   $11,210,851     (791,792)  $    (6,458,391)
             ===============  ============  ===========  ================

Substantially all of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.



6.         FINANCIAL  INSTRUMENTS

The  Series  may trade in financial instruments with off-balance sheet risk in  the normal course of its investing activities to assist in managing exposure
to  various  market  risks.  These    financial  instruments  include  written
options,  forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2002.

7.         FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

Notes  to  Financial  Statements

8.         FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

For its fiscal year ended December 31, 2002, the total amount of income received by the Series from sources within foreign countries and possessions of the United States was $ 1,920,926. The total amount of taxes paid by the Series to such countries was $169,825.

The  tax character of distributions paid were  as  follows:

                          For the Year     For the Year
                         Ended 12/31/02   Ended 12/31/01
                         ---------------  ---------------
Ordinary income          $       815,187  $       472,215
Long-term capital gains          299,878        3,405,690

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gain for its taxable year ended December 31, 2002.

For the year ended December 31, 2002, the Series elected to defer $442,620 of capital losses attributable to Post-October losses.

At December 31, 2002, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes of $64,354,644 were as follows:

Unrealized appreciation        $24,116,524
Unrealized depreciation         (7,654,231)
                               ------------
Net unrealized appreciation     16,462,293
Undistributed ordinary income        1,266


Report  of  Independent  Accountants


TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF INTERNATIONAL SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers  LLP

BOSTON,  MASSACHUSETTS
FEBRUARY  10,  2003

Directors'  and  Officers'  Information  (unaudited)


The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).



NAME:                                               William Manning
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                66
CURRENT POSITION(S) HELD WITH FUND:                 President
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, Director & Co-founder, Manning & Napier Advisors, Inc.
                                                    President, Founder, CEO, Treasurer & Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  19
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      KSDS, Inc.
                                                    Kent Displays, Inc.
                                                    Manning Leasing dba Williams International Air
                                                    Manning Ventures, Inc.
                                                    Mount Union College
                                                    NCADD
                                                    Symantix Corp.
---------------------------------------------------------------------------------------------------------------------------
NAME:                                               B. Reuben Auspitz*
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                55
CURRENT POSITION(S) HELD WITH FUND:                 Principal Executive Officer, Vice President, Chairman & Director,
                                                    Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                    President & Director, Manning & Napier Investor Services, Inc.
                                                    Holds one or more of the following titles for various subsidiaries and affiliates: Director, Chairman, Treasurer or Member
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Exeter Trust Co.
---------------------------------------------------------------------------------------------------------------------------
NAME:                                               Martin Birmingham
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                81
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
---------------------------------------------------------------------------------------------------------------------------
NAME:                                               Harris H. Rusitzky
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                67
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
---------------------------------------------------------------------------------------------------------------------------

Directors'  and  Officers'  Information  (unaudited)



NAME:                                               Peter L. Faber
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                64
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1987
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Partner, McDermott, Will & Emery (law firm)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      New York City Partnership & Chamber of Commerce, Inc.
---------------------------------------------------------------------------------------------------------------------------
NAME:                                               Stephen B. Ashley
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                62
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Chairman, Director, President & Chief Executive Officer,
                                                    The Ashley Group (property management and investment)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae
---------------------------------------------------------------------------------------------------------------------------
NAME:                                               Christine Glavin
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                36
CURRENT POSITION(S) HELD WITH FUND:                 Principal Financial Officer, Chief Financial Officer
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                    Chief Financial & Accounting Officer, Treasurer
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
---------------------------------------------------------------------------------------------------------------------------
NAME:                                               Jodi L. Hedberg
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Corporate Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                    Corporate Secretary
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
---------------------------------------------------------------------------------------------------------------------------
NAME:                                               Alaina V. Metz
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Special Assistant Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2002
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Vice President, BISYS
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  19
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
---------------------------------------------------------------------------------------------------------------------------


*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.

[This page intentionally left blank]

EXETER  FUND,  INC
ANNUAL  REPORT
DECEMBER  31,  2002
GLOBAL  FIXED  INCOME  SERIES

Management Discussion and Analysis

DEAR  SHAREHOLDERS:

After a multi-year period of relative strength, the U.S. dollar began to depreciate versus most major currencies during the first part of 2002. The dollar held its own throughout most of the second half of the year, but in December it experienced another downdraft versus the euro. While U.S. economic growth remained equal to or better than that of the rest of the world, inflation-adjusted short-term interest rates in the U.S. fell below those of many of our trading partners as the Federal Reserve continued to cut short-term interest rates, the most recent cut being a surprisingly large 50 basis point move in early November. A weak U.S. equity market in December contributed to the additional declines in the dollar during the last month of the year.

Prior to the reversal in 2002, the relative strength of the dollar had caused non-dollar denominated fixed income investments to lag the U.S. fixed income markets over the life of the Series. From inception through the end of 2001, the Merrill Lynch Global Broad Market Index had compounded at an annual rate of just under 3.5%. The Merrill Lynch U.S. Treasury Index had compounded at almost twice that rate, or close to 7%. The Series was overweighted in dollar denominated securities, which generally worked in its favor. In 2002, however, foreign bonds posted stronger relative performance in U.S. dollar terms, with the Merrill Lynch Global Broad Market Index up about 17% versus a Merrill Lynch U.S. Treasury Index return of about 12%.

One of the original catalysts behind the activation of the Global Fixed Income Series was the relative attractiveness of Latin American debt (specifically Brazil, Argentina, and Mexico). Almost all of those positions within the Series have been closed out. The lone exception is a relatively short-term bond, issued by Merrill Lynch, with the potential for an upside principal payout tied to the performance of a Brazilian entity. Given that any realization of the upside potential is remote, the bond is now trading like any other Merrill Lynch issue.

During the second half of 2002 the fixed income markets in the U.S., Canada, Europe, Japan, and Australia all tended to move in tandem. Short-term interest rates were down anywhere from one-eighth to one-half of one percent. Longer-term interest rates also declined with the declines further out on the yield curve being about twice as large. That created something of a good news-bad news situation. The Series' holdings of dollar-denominated bonds included a number of longer-term issues, which benefited from declining interest rates. Relative to the benchmark, however, those same bonds lagged due to a declining dollar. On the flip side, the Series' non-dollar denominated bonds benefited from the declining dollar, but most of those holdings were in short-to-intermediate bonds that did not benefit as much from falling interest rates.

The Series' full year performance was hurt by the performance of a single holding, WorldCom, whose value was decimated when the company revealed its fraudulent accounting practices. As we discussed in the Semi-Annual Report to Shareholders, our decision to purchase the bonds was based on audited financial information that we assumed to be accurate. Unfortunately, that was not the case. As the year came to a close, the true financial state of the company became clearer, the company continued to generate revenues that, on an annual basis, would be between $25 and $30 billion, and it announced the appointment of a new CEO. The bonds doubled in value during the last quarter of the year, so we took that opportunity to close out the position; however, for the year, the bonds lost about three-quarters of their value.

The Series struggled during the first part of the year due to the overweighting of dollar denominated assets and the WorldCom fiasco. During the second half of the year performance was more in line with the benchmark. All in all, the Series posted a solid positive total return for the entire calendar year.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Management  Discussion  and  Analysis

[graphic]
[pie  chart]

Portfolio  Composition*  -  As  of  December  31,  2002

Australia  Government  -  4.3%
Canada  Government  -  7.5%
France  Government  -  10.6%
Germany  Government  -  7.3%
Israel  Government  -  2.7%
Netherlands  Government  -  7.6%
New  Zealand  Government  -  1.7%
South  Africa  Government  -  2.8%
United  States  Government-  12.9%
Corporate  Bonds  -  32.1%
Cash,  short-term  investments,  and  other  assets,  less  liabilities  - 10.5%

*As  a  percentage  of  net  assets.

Performance  Update - December  31,  2002

Exeter  Fund,  Inc.
Global  Fixed  Income  Series

                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $           10,860          8.60%     8.60%
Five Year   $           11,808         18.08%     3.38%
Inception1  $           12,044         20.44%     3.66%



Merrill  Lynch  U.S.  Treasury  Bond  Index

                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $           11,157         11.57%    11.57%
Five Year   $           14,502         45.02%     7.71%
Inception1  $           14,735         47.35%     7.78%



Merrill  Lynch  Global  Broad  Market  Index

                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $           11,653         16.53%    16.53%
Five Year   $           13,598         35.98%     6.34%
Inception1  $           13,434         34.34%     5.87%


The value of a $10,000 investment in the Exeter Fund, Inc. - Global Fixed Income Series from its inception (10/31/97) to present (12/31/02) as compared to the Merrill Lynch U.S. Treasury Bond Index and the Merrill Lynch Global Broad Market Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



               Exeter Fund, Inc.             Merrill Lynch              Merrill Lynch
Date      Global Fixed Income Series   U.S. Treasury Bond Index   Global Broad Market Index
10/31/97  $                    10,000  $                  10,000  $                   10,000
12/31/97                       10,200                     10,161                       9,879
12/31/98                       10,483                     11,180                      11,185
12/31/99                       10,977                     10,913                      10,820
12/31/00                       11,033                     12,373                      11,244
12/31/01                       11,090                     13,207                      11,528
12/31/02                       12,044                     14,735                      13,434




1Performance numbers for the Series and Indices are calculated from October 31, 1997, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The unmanaged Merrill Lynch U.S. Treasury Bond Index is a market value weighted measure of approximately 110 U.S. Treasury bonds. The unmanaged Merrill Lynch Global Broad Market Index is a market value weighted measure of approximately 15,000 government, agency, and corporate bonds. Both Indices' returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2002





                                                                   PRINCIPAL      VALUE
                                                         CURRENCY   AMOUNT       (NOTE 2)
                                                         --------  ---------  ------------
GOVERNMENT SECURITIES - 57.4%
AUSTRALIA - 4.3%
Australian Government, 6.75%, 11/15/2006
(Identified Cost $4,427,970)                             AUD       6,140,000  $ 3,708,115
                                                                              ------------
CANADA - 7.5%
Canadian Government, 7.25%, 6/1/2007                     CAD       4,745,000    3,406,801
Canadian Government, 6.00%, 6/1/2008                     CAD       4,500,000    3,100,066
                                                                              ------------
TOTAL CANADIAN GOVERNMENT SECURITIES
(Identified Cost $6,521,057)                                                    6,506,867
                                                                              ------------
FRANCE - 10.6%
Government of France, 5.50%, 4/25/2010
(Identified Cost $7,459,290)                             EUR       8,000,000    9,167,399
                                                                              ------------
GERMANY - 7.3%
Bundesobligation (German Government), 5.00%, 8/19/2005
(Identified Cost $5,060,551)                             EUR       5,700,000    6,277,417
                                                                              ------------
ISRAEL - 2.7%
State of Israel, 7.75%, 3/15/2010
(Identified Cost $1,990,520)                             USD       2,000,000    2,303,310
                                                                              ------------
NETHERLANDS - 7.6%
Netherlands Government, 5.50%, 7/15/2010
(Identified Cost $5,082,426)                             EUR       5,700,000    6,572,710
                                                                              ------------
NEW ZEALAND - 1.7%
New Zealand Government, 8.00%, 11/15/2006
(Identified Cost $1,696,168)                             NZD       2,550,000    1,432,590
                                                                              ------------
SOUTH AFRICA - 2.8%
Republic of South Africa, 9.125%, 5/19/2009
(Identified Cost $2,029,242)                             USD       2,000,000    2,385,000
                                                                              ------------
UNITED STATES GOVERNMENT - 12.9%
Fannie Mae, 5.50%, 2/15/2006                             USD       3,000,000    3,280,827
Freddie Mac, 5.625%, 3/15/2011                           USD       3,000,000    3,324,021
U.S. Treasury Bond, 5.50%, 8/15/2028                     USD       2,000,000    2,160,938
U.S. Treasury Note, 6.50%, 2/15/2010                     USD       2,000,000    2,390,624
                                                                              ------------
TOTAL UNITED STATES GOVERNMENT SECURITIES
(Identified Cost $9,973,680)                                                   11,156,410
                                                                              ------------
TOTAL GOVERNMENT SECURITIES
(Identified Cost $44,240,904)                                                  49,509,818
                                                                              ------------


The accompanying notes are an integral part of the financial statements.
4

Investment  Portfolio  -  December  31,  2002



                                                                                            PRINCIPAL
                                                                                              AMOUNT/         VALUE
                                                                                 CURRENCY     SHARES       (NOTE 2)
                                                                                 --------  ----------  ------------
CORPORATE BONDS - 32.1%
Asia Pulp & Paper, 3.50%, 4/30/2003 (Mauritius)1                                 USD       $5,000,000  $   550,000
Bayer Corp., 6.20%, 2/15/2028 (United States)                                    USD        2,000,000    2,198,460
Canadian National Railway Co., 6.90%, 7/15/2028 (Canada)                         USD        3,000,000    3,420,036
Delta Air Lines, 6.65%, 3/15/2004 (United States)                                USD        1,000,000      840,000
Delta Air Lines, 7.70%, 12/15/2005 (United States)                               USD        2,000,000    1,540,000
Iron Mountain, Inc., 8.625%, 4/1/2013 (United States)                            USD        2,000,000    2,090,000
Merrill Lynch & Co., Stock Linked Note (Telebras), 11/28/2003 (United States)2   USD        5,000,000    4,935,500
Oracle Corp., 6.91%, 2/15/2007 (United States)                                   USD        2,000,000    2,236,848
PDVSA Finance Ltd., 8.75%, 2/15/2004 (Cayman Islands)                            USD        1,272,000    1,221,374
Pemex Finance Ltd., 5.72%, 11/15/2003 (Cayman Islands)                           USD          625,000      635,325
Pemex Finance Ltd., 6.125%, 11/15/2003 (Cayman Islands)                          USD          133,334      135,070
Phelps Dodge Corp., 8.75%, 6/1/2011 (United States)                              USD        3,200,000    3,310,819
Sun Microsystems, Inc., 7.65%, 8/15/2009 (United States)                         USD        2,000,000    2,152,768
Tembec Industries, Inc., 8.625%, 6/30/2009 (Canada)                              USD          250,000      251,875
Waste Management, Inc., 7.375%, 8/1/2010 (United States)                         USD        2,000,000    2,188,280
                                                                                                       ------------
TOTAL CORPORATE BONDS
(Identified Cost $31,590,459)                                                                           27,706,355
                                                                                                       ------------

SHORT-TERM INVESTMENTS - 9.0%
Dreyfus Treasury Cash Management Fund                                                       1,782,771    1,782,771
Fannie Mae Discount Note, 1/15/2003                                                        $4,000,000    3,998,051
Federal Home Loan Bank Discount Note, 3/3/2003                                              2,000,000    1,996,000
                                                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $7,776,822)                                                                             7,776,822
                                                                                                       ------------

The accompanying notes are an integral part of the financial statements.
5

Investment  Portfolio  -  December  31,  2002


                                                                      VALUE
                                                                     (NOTE 2)
                                                                   ------------
TOTAL INVESTMENTS - 98.5%
(Identified Cost $83,608,185)                                       $84,992,995

OTHER ASSETS, LESS LIABILITIES - 1.5%                                1,298,804
                                                                   ------------

NET ASSETS - 100%                                                  $86,291,799
                                                                   ============

KEY:

AUD - Australian Dollar                EUR - Euro
CAD - Canadian Dollar                  USD - United States Dollar
NZD - New Zealand Dollar




1This issuer is in default of certain debt covenants and has missed its four most recent interest payments. Income is not being accrued.
2Restricted, excluding 144A securities, as to public resale. The total market value of the restricted securities held at December 31, 2002 was $4,935,500 or 6% of net assets, and is comprised of one security acquired on 5/21/98 at a cost of $5,000,000.

The accompanying notes are an integral part of the financial statements.
6

Statement  of  Assets  and  Liabilities

DECEMBER  31,  2002


ASSETS:
Investments, at value (identified cost, $83,608,185) (Note 2)   $84,992,995
Interest receivable                                               1,351,735
Receivable for fund shares sold                                      78,663
                                                                ------------
TOTAL ASSETS                                                     86,423,393
                                                                ------------
LIABILITIES:

Accrued management fees (Note 3)                                     71,883
Accrued transfer agent fees (Note 3)                                 13,709
Accrued fund accounting fees (Note 3)                                 4,974
Accrued directors' fees (Note 3)                                      1,507
Audit fees payable                                                   23,381
Payable for fund shares repurchased                                   8,705
Custodian fees payable                                                2,150
Other payables and accrued expenses                                   5,285
                                                                ------------
TOTAL LIABILITIES                                                   131,594
                                                                ------------
TOTAL NET ASSETS                                                $86,291,799
                                                                ============

NET ASSETS CONSIST OF:

Capital stock                                                   $    91,816
Additional paid-in-capital                                       91,710,315
Undistributed net investment income                                  44,247
Accumulated net realized loss on investments                     (6,974,787)
Net unrealized appreciation on investments, foreign currency,
and other assets and liabilities                                  1,420,208
                                                                ------------
TOTAL NET ASSETS                                                $86,291,799
                                                                ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($86,291,799/9,181,646 shares)                  $      9.40
                                                                ============


The accompanying notes are an integral part of the financial statements.
7

Statement  of  Operations

FOR  THE  YEAR  ENDED  DECEMBER  31,  2002



INVESTMENT  INCOME:

Interest (net of foreign tax withheld, $22,537)                       $4,548,416
Dividends                                                                 54,566
                                                                      ----------
Total Investment Income                                                4,602,982
                                                                      ----------

EXPENSES:

Management fees (Note 3)                                                 846,700
Transfer agent fees (Note 3)                                              88,900
Fund accounting fees (Note 3)                                             54,125
Directors' fees (Note 3)                                                   6,700
Audit fees                                                                28,700
Custodian fees                                                            18,000
Miscellaneous                                                             25,647
                                                                      ----------
Total Expenses                                                         1,068,772
                                                                      ----------

NET INVESTMENT INCOME                                                  3,534,210
                                                                       ---------

REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
INVESTMENTS:

Net  realized  loss  on  -
Investments                                                          (4,451,084)
Foreign currency and other assets and liabilities                    (1,921,529)
                                                                     -----------
                                                                     (6,372,613)
                                                                     -----------

Net  change  in  unrealized  depreciation  on  -
Investments                                                            9,793,343
Foreign currency and other assets and liabilities                         37,154
                                                                     -----------
                                                                       9,830,497
                                                                     -----------

NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
INVESTMENTS                                                            3,457,884
                                                                     -----------
NET  INCREASE  IN  NET  ASSETS  RESULTING  FROM
OPERATIONS                                                            $6,992,094
                                                                      ==========



The accompanying notes are an integral part of the financial statements.
8

Statements  of  Changes  in  Net  Assets




                                                                     FOR THE       FOR THE
                                                                    YEAR ENDED    YEAR ENDED
                                                                     12/31/02      12/31/01
                                                                   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                              $ 3,534,210   $ 4,170,060
Net realized loss on investments                                    (6,372,613)   (1,914,069)
Net change in unrealized depreciation on investments                 9,830,497    (1,749,313)
                                                                   ------------  ------------
Net increase from operations                                         6,992,094       506,678
                                                                   ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):

From net investment income                                          (1,580,243)   (3,690,163)
                                                                   ------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)    (2,813,202)    6,380,132
                                                                   ------------  ------------
Net increase in net assets                                           2,598,649     3,196,647

NET ASSETS:

Beginning of year                                                   83,693,150    80,496,503
                                                                   ------------  ------------

END OF YEAR (including undistributed net investment income of
$44,247 and $30,276, respectively)                                 $86,291,799   $83,693,150
                                                                   ============  ============



The accompanying notes are an integral part of the financial statements.
9

Financial  Highlights




                                                                          FOR THE YEARS ENDED
                                                          12/31/02   12/31/01    12/31/00    12/31/99    12/31/98
                                                         ---------- ----------  ----------  ----------  ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):

NET ASSET VALUE - BEGINNING OF YEAR                      $  8.82     $  9.18     $  9.47     $ 9.66      $ 10.12
                                                         ---------- ----------  ----------  ----------  ---------

Income from investment operations:
Net investment income                                       0.39       0.49 2       0.52       0.61         0.60
Net realized and unrealized gain (loss) on investments      0.37     (0.44)2       (0.48)      (0.16)      (0.32)
                                                         ---------- ----------  ----------  ----------  ---------
Total from investment operations                            0.76        0.05        0.04        0.45        0.28
                                                         ---------- ----------  ----------  ----------  ---------
Less distributions to shareholders:
From net investment income                                 (0.18)      (0.41)      (0.33)      (0.64)      (0.63)
From net realized gain on investments                          -           -           -        -- 3       (0.11)
                                                         ---------- ----------  ----------  ----------  ---------
Total distributions to shareholders                        (0.18)      (0.41)      (0.33)      (0.64)      (0.74)
                                                         ---------- ----------  ----------  ----------  ---------
NET ASSET VALUE - END OF YEAR                            $  9.40     $  8.82    $   9.18     $  9.47     $  9.66
                                                         ========== ==========  ==========  ==========  ==========
Total return1                                               8.60%       0.52%       0.51%       4.71%       2.78%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
DATA:
Expenses                                                    1.26%       1.20%       1.13%       1.10%       1.10%
Net investment income                                       4.17%     5.00% 2       5.38%       5.42%       5.75%

Portfolio turnover                                           20%         21%         24%         10%         29%

NET ASSETS - END OF YEAR (000'S OMITTED)                 $ 86,292   $  83,693   $  80,497   $  91,661   $ 118,793
                                                        ========== ==========  ==========  ==========  ==========


1Represents aggregate total return for the year indicated, and assumes reinvestment of distributions.
2As required, effective January 1, 2001, the Series adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies. The guide requires amortization of premiums and discounts on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02, and increase the ratio of net investment income to average net assets from 4.75% to 5.00%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
3Less  than  $0.01  per  share.

The accompanying notes are an integral part of the financial statements.
10

Notes  to  Financial  Statements

1.   ORGANIZATION

Global Fixed Income Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term total return by investing principally in fixed income securities issued by governments, banks, corporations, and supranational entities, such as the World Bank, located anywhere in the world.

Shares of the Series are offered to clients and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 50 million have been designated as Global Fixed Income Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including domestic and foreign government bonds, corporate bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in ninety days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts, is earned from settlement date and accrued daily.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Notes  to  Financial  Statements

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $14,172,124 and $14,420,532, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Global  Fixed  Income  Series  were:



                       For the Year                  For the Year
                      Ended 12/31/02                Ended 12/31/01
             ------------------------------  -----------------------------
                 Shares          Amount        Shares          Amount
             ---------------  -------------  -----------  ----------------
Sold              1,596,135   $ 14,399,726    1,806,923   $    16,430,629
Reinvested          165,163      1,522,803      400,895         3,539,904
Repurchased      (2,066,029)   (18,735,731)  (1,488,580)      (13,590,401)
             ---------------  -------------  -----------  ----------------
Total              (304,731)  $ (2,813,202)     719,238   $     6,380,132
             ===============  =============  ===========  ================



Substantially all of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2002.

7.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.   FEDERAL  INCOME  TAX  INFORMATION

The  amount  and  characterization  of  certain  income  and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including
foreign currency  gains  and  losses  and  market  discount.   The  Series  may
periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The  tax  character  of  distributions  paid  were  as  follows:



                 For the Year     For the Year
                 Ended 12/31/02   Ended 12/31/01
                 ---------------  ---------------
Ordinary income  $     1,580,243  $     3,690,163



For the year ended December 31, 2002, the Series elected to defer $2,031,527 of capital losses attributable to Post-October losses.

At December 31, 2002, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes of $83,592,762 were as follows:



Unrealized appreciation        $ 7,705,384
Unrealized depreciation         (6,305,151)
                               ------------

Net unrealized appreciation      1,400,233
Undistributed ordinary income       28,824
Capital loss carryover           4,943,260




The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on as follows:



Loss Carryover   Expiration Date
---------------  -----------------

$       659,340  December 31, 2007
$     1,868,218  December 31, 2009
$     2,415,702  December 31, 2010

Report  of  Independent  Accountants


TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF GLOBAL FIXED INCOME SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Fixed Income Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers  LLP

BOSTON,  MASSACHUSETTS
FEBRUARY  10,  2003

Directors'  and  Officers'  Information  (unaudited)


The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).



NAME:                                               William Manning
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                66
CURRENT POSITION(S) HELD WITH FUND:                 President
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, Director & Co-founder, Manning & Napier Advisors, Inc.
                                                    President, Founder, CEO, Treasurer & Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  19
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      KSDS, Inc.
                                                    Kent Displays, Inc.
                                                    Manning Leasing dba Williams International Air
                                                    Manning Ventures, Inc.
                                                    Mount Union College
                                                    NCADD
                                                    Symantix Corp.
---------------------------------------------------------------------------------------------------------------------------
NAME:                                               B. Reuben Auspitz*
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                55
CURRENT POSITION(S) HELD WITH FUND:                 Principal Executive Officer, Vice President, Chairman & Director,
                                                    Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                    President & Director, Manning & Napier Investor Services, Inc.
                                                    Holds one or more of the following titles for various subsidiaries and affiliates: Director, Chairman, Treasurer or Member
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Exeter Trust Co.
---------------------------------------------------------------------------------------------------------------------------
NAME:                                               Martin Birmingham
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                81
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
---------------------------------------------------------------------------------------------------------------------------
NAME:                                               Harris H. Rusitzky
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                67
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
---------------------------------------------------------------------------------------------------------------------------

Directors'  and  Officers'  Information  (unaudited)



NAME:                                               Peter L. Faber
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                64
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1987
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Partner, McDermott, Will & Emery (law firm)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      New York City Partnership & Chamber of Commerce, Inc.
---------------------------------------------------------------------------------------------------------------------------
NAME:                                               Stephen B. Ashley
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                62
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Chairman, Director, President & Chief Executive Officer,
                                                    The Ashley Group (property management and investment)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae
---------------------------------------------------------------------------------------------------------------------------
NAME:                                               Christine Glavin
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                36
CURRENT POSITION(S) HELD WITH FUND:                 Principal Financial Officer, Chief Financial Officer
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                    Chief Financial & Accounting Officer, Treasurer
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
---------------------------------------------------------------------------------------------------------------------------
NAME:                                               Jodi L. Hedberg
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Corporate Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                    Corporate Secretary
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
---------------------------------------------------------------------------------------------------------------------------
NAME:                                               Alaina V. Metz
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Special Assistant Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2002
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Vice President, BISYS
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  19
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
---------------------------------------------------------------------------------------------------------------------------


*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.

EXETER  FUND,  INC.
ANNUAL  REPORT
DECEMBER  31,  2002
TECHNOLOGY

Management  Discussion  and  Analysis

DEAR  SHAREHOLDERS:

2002 saw a continuation of deteriorating business conditions for technology companies as corporations put a lock on their information technology ("IT") budgets. While the first half of the year saw the broad technology indices fall drastically, we saw some recovery in select technology stocks during the last quarter of this year. While the Technology Series earned a negative return for the year, it beat its benchmark, the S&P Information Technology Index, due to our conservatism during the first half of the year and our move into some growth companies during the second half.

Corporate IT spending nearly vanished in 2002 and everyone in the IT food chain was affected. The worst affected areas, due to the prolonged downturn in the economy, were the communication services companies and equipment vendors supplying these companies. Other hard hit areas were enterprise suppliers as well as some of the IT Services companies. During the last quarter of the year, we saw a rebound in stock prices as the market had some expectations of a rebound in capital spending in 2003. Accordingly, we have shifted the portfolio to include undervalued companies that are in their growth phase.

The Series was primarily invested in select telecommunications companies, personal computer hardware and software stocks for the first half of the year. We studiously avoided some of the wireless service providers and the long haul carriers during that time. As the year progressed and as the valuations continued to fall, we increased our bias towards faster growing sectors such as semiconductors, select telecommunications services stocks and consumer technology companies.

As the economy starts to stabilize, the demand for IT services and products should increase. We therefore are invested in the top names in the semiconductor, consumer technology and telecommunications sectors. Even though investors have been burnt since the "bubble days" of the Internet, there is definitely a trend shown by many companies to improve efficiencies by using e-commerce, the Internet, and Internet-based computing. Going forward, we will continue to monitor and participate in secular shifts in the development and implementation of technology.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Performance  Update  as  of  December  31,  2002

Exeter  Fund,  Inc.  Technology  Series



                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            6,311        -36.89%   -36.89%
Inception1  $            3,730        -62.70%   -33.70%




S&P  500  Total  Return  Index



                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            7,791        -22.09%   -22.09%
Inception1  $            6,142        -38.58%   -18.38%




S&P  Information  Technology  Index



                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            6,259        -37.41%   -37.41%
Inception1  $            2,728        -72.72%   -41.79%




The value of a $10,000 investment in the Exeter Fund, Inc. - Technology Series from its current activation (8/8/00) to present (12/31/02) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the S&P Information Technology Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



            Exeter Fund, Inc.         S&P 500         S&P Information
Date        Technology Series   Total Return Index   Technology Index
8/8/2000    $           10,000  $            10,000  $          10,000
12/31/2000               7,160                8,945              5,972
6/30/2001                6,670                8,347              5,038
12/31/2001               5,910                7,883              4,552
6/30/2002                3,930                6,846              2,988
12/31/2002               3,730                6,142              2,728



1Performance numbers for the Series and Indices are calculated from August 8, 2000, the Series' current activation date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. If a shareholder had made an original investment of $10,000 on the previous activation date of August 29, 1994 and held the investment through the liquidation date on April 16, 1997, the average annual return would have been 28.23% versus 22.62% for the S&P 500 Total Return Index for the same time period.
2The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter Market. The S&P Information Technology Index is a capitalization-weighted measure of all the stocks in the S&P 500 that are involved in the business of technology related products and services. Both Indices' returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2002




                                                            VALUE
                                                SHARES    (NOTE 2)
                                                -------  -----------
COMMON STOCKS - 85.3%
COMMERCIAL SERVICES & SUPPLIES - 5.1%
Convergys Corp.*                                 34,500  $  522,675
                                                         -----------

COMMUNICATIONS EQUIPMENT - 13.7%
Lucent Technologies, Inc.*                      203,500     256,410
Nortel Networks Corp.* (Canada) (Note 7)        201,580     324,544
QUALCOMM, Inc.*                                  22,500     818,775
                                                         -----------
                                                          1,399,729
                                                         -----------

COMPUTERS & PERIPHERALS - 2.7%
Electronics for Imaging, Inc.*                   16,800     273,185
                                                         -----------

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 6.0%
D&E Communications, Inc.                         44,000     367,840
North Pittsburgh Systems, Inc.                   17,800     242,632
                                                         -----------
                                                            610,472
                                                         -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.9%
Taser International, Inc.                        47,800     193,112
                                                         -----------

INTERNET & CATALOG RETAIL - 6.2%
Amazon.com, Inc.*                                33,300     629,037
                                                         -----------

MEDIA - 10.4%
AOL Time Warner, Inc.*                           40,200     526,620
The Walt Disney Co.                              32,500     530,075
                                                         -----------
                                                          1,056,695
                                                         -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 23.4%
Altera Corp.*                                    43,800     540,492
Brooks-PRI Automation, Inc.*                     46,300     530,598
Cymer, Inc.*                                     18,400     593,400
Texas Instruments, Inc.                          30,000     450,300
Xilinx, Inc.*                                    13,000     267,800
                                                         -----------
                                                          2,382,590
                                                         -----------

SOFTWARE - 15.9%
Activision, Inc.*                                39,000     569,010
Amdocs Ltd.* (Guernsey) (Note 7)                 67,000     657,940
Microsoft Corp.*                                  7,500     387,750
                                                         -----------
                                                          1,614,700
                                                         -----------

TOTAL COMMON STOCKS
(Identified Cost $9,454,065)                              8,682,195
                                                         -----------



The accompanying notes are an integral part of the financial statements.
3

Investment  Portfolio  -  December  31,  2002



                                                       SHARES/          VALUE
                                                  PRINCIPAL AMOUNT     (NOTE 2)
                                                 ------------------  -----------

SHORT-TERM INVESTMENTS - 16.4%
Dreyfus Treasury Cash Management Fund                       565,686  $   565,686
Fannie Mae Discount Note, 1/29/2003               $         700,000      699,289
Federal Home Loan Bank Discount Note, 2/19/2003             400,000      399,322
                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $1,664,297)                                           1,664,297
                                                                     ------------

TOTAL INVESTMENTS - 101.7%
(Identified Cost $11,118,362)                                         10,346,492

LIABILITIES, LESS OTHER ASSETS - (1.7%)                                 (168,445)
                                                                     ------------

NET ASSETS - 100%                                                    $10,178,047
                                                                     ============



*Non-income  producing  security

The accompanying notes are an integral part of the financial statements.
4

Statement  of  Assets  and  Liabilities

DECEMBER  31,  2002





ASSETS:
Investments, at value (identified cost $11,118,362) (Note 2)  $ 10,346,492
Receivable for fund shares sold                                     73,516
Dividends receivable                                                 9,851
                                                              -------------
TOTAL ASSETS                                                    10,429,859
                                                              -------------

LIABILITIES:

Accrued transfer agent fees (Note 3)                                10,050
Accrued fund accounting fees (Note 3)                                4,628
Accrued directors' fees (Note 3)                                     3,263
Payable for securities purchased                                   209,361
Audit fees payable                                                  16,591
Other payables and accrued expenses                                  7,919
                                                              -------------
TOTAL LIABILITIES                                                  251,812
                                                              -------------
TOTAL NET ASSETS                                              $ 10,178,047
                                                              =============

NET ASSETS CONSIST OF:

Capital stock                                                       27,261
Additional paid-in-capital                                      62,737,529
Accumulated net realized loss on investments                   (51,814,873)
Net unrealized depreciation on investments                        (771,870)
                                                              -------------
TOTAL NET ASSETS                                              $ 10,178,047
                                                              =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($10,178,047/2,726,178 shares)                $       3.73
                                                              =============



The accompanying notes are an integral part of the financial statements.
5

Statement  of  Operations

FOR  THE  YEAR  ENDED  DECEMBER  31,  2002





INVESTMENT INCOME:
Dividends                                              $    120,295
Interest                                                     33,398
                                                       -------------
Total Investment Income                                     153,693
                                                       -------------

EXPENSES:

Management fees (Note 3)                                    315,150
Transfer agent fees (Note 3)                                 86,000
Fund accounting fees (Note 3)                                51,540
Directors' fees (Note 3)                                      6,700
Audit fees                                                   18,000
Custodian fees                                                6,040
Miscellaneous                                                24,690
                                                       -------------
Total Expenses                                              508,120
Less reduction of expenses (Note 3)                        (129,955)
                                                       -------------
Net Expenses                                                378,165
                                                       -------------
NET INVESTMENT LOSS                                        (224,472)
                                                       -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized loss on investments                        (30,800,368)
Net change in unrealized depreciation on investments      6,037,556
                                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                             (24,762,812)
                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                             $(24,987,284)
                                                       =============



The accompanying notes are an integral part of the financial statements.
6

STATEMENTS  OF  CHANGES  IN  NET  ASSETS





                                                          FOR THE        FOR THE
                                                        YEAR ENDED     YEAR ENDED
                                                         12/31/02       12/31/01
                                                       -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss                                    $   (224,472)  $   (283,769)
Net realized loss on investments                        (30,800,368)   (18,063,929)
Net change in unrealized depreciation on investments      6,037,556      6,578,312
                                                       -------------  -------------
Net decrease from operations                            (24,987,284)   (11,769,386)
                                                       -------------  -------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)   (17,905,776)    (1,783,246)
                                                       -------------  -------------
Net decrease in net assets                              (42,893,060)   (13,552,632)

NET ASSETS:

Beginning of year                                        53,071,107     66,623,739
                                                       -------------  -------------

END OF YEAR (including undistributed net investment
loss of $0 and $0, respectively)                       $ 10,178,047   $ 53,071,107
                                                       =============  =============



The accompanying notes are an integral part of the financial statements.
7

Financial  Highlights



                                                     FOR THE YEARS ENDED     FOR THE PERIOD
                                                                              8/8/00 1 TO
                                                    12/31/02    12/31/01       12/31/00
                                                    --------    --------      ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):

NET ASSET VALUE - BEGINNING OF PERIOD               $ 5.91       $ 7.16         $ 10.00
                                                    --------    --------      ----------
Income from investment operations:
Net investment loss                                  (0.03)4      (0.03)          (0.02)
Net realized and unrealized loss on investments      (2.15)       (1.22)          (2.82)
                                                    --------    --------      ----------
Total from investment operations                     (2.18)       (1.25)          (2.84)
                                                    --------    --------      ----------
NET ASSET VALUE - END OF PERIOD                     $ 3.73       $ 5.91         $  7.16
                                                    ========    ========      ==========
Total return2                                       (36.89%)     (17.46%)       (28.40%)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses*                                             1.20%        1.20%        1.18% 3
Net investment loss                                  (0.71%)      (0.49%)     (0.71%) 3

Portfolio turnover                                     137%         63%            13%

NET ASSETS - END OF PERIOD (000'S OMITTED)          $ 10,178     $ 53,071      $ 66,624
                                                    ========     ========     ==========



*The investment advisor waived a portion of its management fee. If the full fee had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:




0.41%  0.11%  N/A




1Recommencement  of  operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period.
3Annualized.
4For presentation purposes, the net investment income per share has been calculated based on average shares outstanding during the period. Amounts shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of purchases and redemptions of Series shares.

The  accompanying  notes  are  an  integral  part  of  the financial statements.
8

Notes  to  Financial  Statements

1.        ORGANIZATION

Technology Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies in technology-based industries.

On August 8, 2000, the Series resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. Previously, the Series was available from time to time to employees and advisory clients of the Advisor.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 50 million have been designated as Technology Series Common Stock.

2.         SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, and options, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in ninety days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.         TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Notes  to  Financial  Statements

3.        TRANSACTIONS  WITH  AFFILIATES  (continued)

The Advisor has contractually agreed, until at least April 30, 2003, to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses for the Series at no more than 1.2% of average daily net assets each year. Accordingly, the Advisor waived fees of $129,955 for the year ended December 31, 2002, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

4.         PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $39,908,842 and $56,227,430, respectively.

5.         CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Technology  Series  were:




                     FOR THE YEAR                FOR THE YEAR
                    ENDED 12/31/02              ENDED 12/31/01
             -----------------------------  --------------------------
                SHARES          AMOUNT        SHARES        AMOUNT
             -------------  --------------  -----------  -------------
Sold            2,319,968   $  11,055,673    1,551,935   $  9,325,925
Repurchased    (8,566,705)    (28,961,449)  (1,888,535)   (11,109,171)
             -------------  --------------  -----------  -------------
Total          (6,246,737)  $ (17,905,776)    (336,600)  $ (1,783,246)
             =============  ==============  ===========  =============



Substantially all of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

Notes  to  Financial  Statements

6.         FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2002.

7.         FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.           FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, losses deferred due to wash sales, and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

For the year ended December 31, 2002, the Series elected to defer $136,208 of capital losses attributable to Post-October losses.

At December 31, 2002, the tax basis components distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes of $14,403,154 were as follows:



Unrealized appreciation      $    371,978
Unrealized depreciation        (4,428,640)
                             -------------
Net unrealized depreciation    (4,056,662)
Capital loss carryover        (48,393,873)




The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:



Loss Carryover   Expiration Date
---------------  -----------------

$     1,552,318  December 31, 2008
$    10,047,586  December 31, 2009
$    36,793,969  December 31, 2010

Report  of  Independent  Accountants


TO  THE  BOARD  OF  DIRECTORS  OF  EXETER  FUND,  INC.  AND  SHAREHOLDERS
OF  TECHNOLOGY  SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Technology Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers  LLP

BOSTON,  MASSACHUSETTS
FEBRUARY  10,  2003

Directors'  and  Officers'  Information  (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).




NAME:                                               William Manning
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                66
CURRENT POSITION(S) HELD WITH FUND:                 President
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, Director & Co-founder, Manning & Napier Advisors, Inc.
                                                    President, Founder, CEO, Treasurer & Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  19
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      KSDS, Inc.
                                                    Kent Displays, Inc.
                                                    Manning Leasing dba Williams International Air
                                                    Manning Ventures, Inc.
                                                    Mount Union College
                                                    NCADD
                                                    Symantix Corp.
-------------------------------------------------------------------------------------------------------------------------
NAME:                                               B. Reuben Auspitz*
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                55
CURRENT POSITION(S) HELD WITH FUND:                 Principal Executive Officer, Vice President, Chairman & Director,
                                                    Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                    President & Director, Manning & Napier Investor Services, Inc.
                                                    Holds one or more of the following titles for various subsidiaries and affiliates: Director, Chairman, Treasurer or Member
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Exeter Trust Co.
-------------------------------------------------------------------------------------------------------------------------
NAME:                                               Martin Birmingham
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                81
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-------------------------------------------------------------------------------------------------------------------------
NAME:                                               Harris H. Rusitzky
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                67
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-------------------------------------------------------------------------------------------------------------------------

Directors'  and  Officers'  Information  (unaudited)


NAME:                                               Peter L. Faber
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                64
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1987
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Partner, McDermott, Will & Emery (law firm)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      New York City Partnership & Chamber of Commerce, Inc.
-------------------------------------------------------------------------------------------------------------------------
NAME:                                               Stephen B. Ashley
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                62
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Chairman, Director, President & Chief Executive Officer,
                                                    The Ashley Group (property management and investment)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae
-------------------------------------------------------------------------------------------------------------------------
NAME:                                               Christine Glavin
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                36
CURRENT POSITION(S) HELD WITH FUND:                 Principal Financial Officer, Chief Financial Officer
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                    Chief Financial & Accounting Officer, Treasurer
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-------------------------------------------------------------------------------------------------------------------------
NAME:                                               Jodi L. Hedberg
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Corporate Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                    Corporate Secretary
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-------------------------------------------------------------------------------------------------------------------------
NAME:                                               Alaina V. Metz
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Special Assistant Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2002
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Vice President, BISYS
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  19
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-------------------------------------------------------------------------------------------------------------------------


*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.

EXETER  FUND,  INC.
ANNUAL  REPORT
DECEMBER  31,  2002
LIFE  SCIENCES

Management  Discussion  and  Analysis

DEAR  SHAREHOLDERS:

Due to difficult market conditions, the Life Sciences Series posted a negative absolute return in 2002; however, the Series' return exceeded the returns of the S&P Health Care Index and the S&P 500 Total Return Index for the third year in a row. Over the calendar year 2002, the Life Sciences Series generated a total return of -17.93%, which exceeded the -18.82% return of the S&P Health Care Index and the -22.09% return of the S&P 500 Total Return Index.

The relative outperformance versus our benchmarks in 2002 was due in large part to our sector weightings. The Series had less exposure to biopharmaceutical companies than the S&P Health Care index. These companies suffered from unexpected pipeline failures and regulatory delays at the FDA. Furthermore, there was an increase in rhetoric around the 2002 congressional elections regarding the soaring cost of pharmaceuticals and investors feared pricing pressure from both public and private payers. As a result, negative sentiment surrounding the biopharmaceutical industry led to severe multiple contraction; that is, investors were less willing to pay less for earnings growth. The Series also managed to avoid a significant decline in generic pharmaceuticals stocks. Several unsuccessful patent challenges and product delays that were not expected by the investment community hurt share prices.

The Life Sciences Series did very well within the medical-technology universe. The share prices of medical device companies, especially manufacturers of cardiac devices and drug-coated stents, rose dramatically in 2002. As more investors gained visibility on the long-term growth in demand for these products, share prices have risen to reflect the future earnings power of these companies. Over the course of 2002, the Series increased its exposure to this sector, initiating positions in companies that manufacture ventricular assist devices and equipment used in customized laser-eye surgery. We continue to believe that, going into 2003, the growth potential of many medical device companies is not reflected in current valuations.

The Life Sciences Series used the market volatility of 2002 to increase positions in our favorite names at very attractive prices. We increased our exposure to major pharmaceuticals in the second half of the year. We believe that the brunt of patent expirations is largely behind pharmaceutical companies and as late-stage pipelines begin to bear fruit, investor sentiment will improve. The Series also continues to hold life science instrument stocks, which we believe will benefit from increased research and development spending by their biopharmaceutical customer base. We believe the portfolio is well-positioned to maintain its strong record in 2003 and beyond.

The Life Sciences Series has been able to profit from the changing dynamics of the industry through our ability to look farther out than other investors and anticipate significant developments in the field and identify future drivers of growth before our competitors. Our independent thought and strict valuation discipline allow us to take a contrarian approach, when necessary, whether that means finding gems in the rough, or avoiding over-valued bubble stocks.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Performance  Update  as  of  December  31,  2002

Exeter  Fund,  Inc.  -  Life  Sciences  Series



                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            8,207        -17.93%   -17.93%
Inception1  $           18,544         85.44%    21.59%



S&P  500  Total  Return  Index





                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            7,791        -22.09%   -22.09%
Inception1  $            6,705        -32.95%   -11.89%


S&P  Health  Care  Index





                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            8,118        -18.82%   -18.82%
Inception1  $            8,800        -12.00%    -3.97%



The value of a $10,000 investment in the Exeter Fund, Inc. - Life Sciences Series from its current activation (11/5/99) to resent (12/31/02) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the S&P Health Care Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



             Exeter Fund, Inc.          S&P 500        S&P Health
Date        Life Science Series   Total Return Index   Care Index
11/5/1999   $             10,000  $            10,000  $    10,000
12/31/1999                10,800               10,745        8,933
6/30/2000                 13,030               10,698       11,044
12/31/2000                20,229                9,766       12,138
6/30/2001                 20,803                9,112       10,202
12/31/2001                22,596                8,606       10,662
6/30/2002                 19,022                7,474        9,029
12/31/2002                18,544                6,705        8,800



1Performance numbers for the Series and Indices are calculated from November 5, 1999, the Series' current activation date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. If a shareholder had made an original investment of $10,000 on the previous activation date of October 7, 1992 and held the investment through the liquidation date on September 21, 1995, the average annual return would have been 18.06% versus 16.36% for the S&P 500 Total Return Index and 15.24% for the S&P Health Care Index for the same time period.
2The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter Market. The S&P Health Care Index is a capitalization-weighted measure of all the stocks in the S&P 500 that are involved in the business of health care related products and services. Both Indices' returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2002




                                                             VALUE
                                                SHARES      (NOTE 2)
                                               ---------  ------------
COMMON STOCKS - 90.3%
BIOTECHNOLOGY - 11.1%
Affymetrix, Inc.*                                105,000  $ 2,403,450
Celltech Group plc* (United Kingdom) (Note 7)    427,000    2,371,624
Genencor International, Inc.*                     14,000      136,920
ICOS Corp.*                                       31,600      739,756
Invitrogen Corp.*                                128,000    4,005,120
PRAECIS Pharmaceuticals, Inc.*                   350,000    1,137,500
Techne Corp.*                                     92,000    2,628,256
                                                          ------------
                                                           13,422,626
                                                          ------------

CHEMICALS - 4.6%
Akzo Nobel N.V. (Netherlands) (Note 7)            30,000      951,701
Lonza Group AG (Switzerland) (Note 7)             43,000    2,612,280
Syngenta AG - ADR (Switzerland) (Note 7)         171,000    1,969,920
                                                          ------------
                                                            5,533,901
                                                          ------------

COMMERCIAL SERVICES & SUPPLIES - 2.4%
NDCHealth Corp.                                  143,000    2,845,700
                                                          ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.9%
Millipore Corp.*                                 175,000    5,950,000
                                                          ------------

HEALTH CARE EQUIPMENT & SUPPLIES - 30.2%
Apogent Technologies, Inc.*                      235,000    4,888,000
Applera Corp. - Applied Biosystems Group         467,000    8,191,180
Bausch & Lomb, Inc.                              100,000    3,600,000
Boston Scientific Corp.*                         180,000    7,653,600
Bruker AXS, Inc.*                              1,400,000    2,534,000
Hologic, Inc.*                                   253,525    3,095,540
Thoratec Corp.*                                  423,000    3,227,490
Varian, Inc.*                                    108,400    3,109,996
                                                          ------------
                                                           36,299,806
                                                          ------------

HEALTH CARE PROVIDERS & SERVICES - 5.3%
Jomed N.V.* (Switzerland) (Note 7)               370,000    3,278,007
WebMD Corp.*                                     358,000    3,060,900
                                                          ------------
                                                            6,338,907
                                                          ------------

PHARMACEUTICALS - 31.8%
Bristol-Myers Squibb Co.                         254,000    5,880,100
Merck & Co., Inc.                                134,000    7,585,740
Merck KGaA (Germany) (Note 7)                    114,900    3,027,665
Novartis AG - ADR (Switzerland) (Note 7)         132,000    4,848,360
Pfizer, Inc.                                      75,000    2,292,750



The accompanying notes are an integral part of the financial statements.
3

Investment  Portfolio  -  December  31,  2002


                                                    SHARES/         VALUE
                                               PRINCIPAL AMOUNT  (NOTE 2)
                                              ------------------ --------


PHARMACEUTICALS (continued)
Pharmacia Corp.                                     186,000  $  7,774,800
Schering-Plough Corp.                               306,000     6,793,200
                                                             -------------
                                                               38,202,615
                                                             -------------

TOTAL COMMON STOCKS
(Identified Cost $122,851,096)                                108,593,555
                                                             -------------

SHORT-TERM INVESTMENTS - 9.8%
Dreyfus Treasury Cash Management Fund             3,815,591     3,815,591
Fannie Mae Discount Note, 1/29/2003              $3,000,000     2,996,955
Federal Home Loan Bank Discount Note, 1/17/2003   5,000,000     4,997,292
                                                             -------------
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $11,809,838)                                  11,809,838
                                                             -------------

TOTAL INVESTMENTS - 100.1%
(Identified Cost $134,660,934)                                120,403,393

LIABILITES, LESS OTHER ASSETS - (0.1%)                           (158,307)
                                                             -------------

NET ASSETS - 100%                                            $120,245,086
                                                             =============

*Non-income producing security
ADR - American Depository Receipt




The Series portfolio holds, as a percentage of net assets, greater than 10% of its assets in Switzerland.

The accompanying notes are an integral part of the financial statements.
4

Statement  of  Assets  and  Liabilities




DECEMBER 31, 2002


ASSETS:
Investments, at value (identified cost $134,660,934) (Note 2)   $120,403,393
Dividends receivable                                                 152,208
Receivable for fund shares sold                                       81,214
Foreign tax reclaims receivable                                       28,213
                                                                -------------
TOTAL ASSETS                                                     120,665,028
                                                                -------------

LIABILITIES:

Accrued management fees (Note 3)                                     104,277
Accrued transfer agent fees (Note 3)                                  15,392
Accrued fund accounting fees (Note 3)                                  5,737
Accrued directors' fees (Note 3)                                       1,463
Payable for fund shares repurchased                                  265,737
Audit fees payable                                                    19,963
Custodian fees payable                                                 2,084
Other payables and accrued expenses                                    5,289
                                                                -------------
TOTAL LIABILITIES                                                    419,942
                                                                -------------

TOTAL NET ASSETS                                                $120,245,086
                                                                =============

NET ASSETS CONSIST OF:

Capital stock                                                   $    128,558
Additional paid-in-capital                                       134,292,655
Accumulated net realized gain on investments                          77,349
Net unrealized depreciation on investments, foreign currency,
and other assets and liabilities                                 (14,253,476)
                                                                -------------
TOTAL NET ASSETS                                                $120,245,086
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($120,245,086/12,855,757 shares)                $       9.35
                                                                =============



The accompanying notes are an integral part of the financial statements.

Statement  of  Operations





FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $32,692)            $  1,107,339
Interest                                                          65,646
                                                            -------------
Total Investment Income                                        1,172,985
                                                            -------------

EXPENSES:

Management fees (Note 3)                                       1,236,130
Transfer agent fees (Note 3)                                     101,375
Fund accounting fees (Note 3)                                     55,885
Directors' fees (Note 3)                                           6,700
Custodian fees                                                    27,000
Audit fees                                                        23,000
Miscellaneous                                                     29,312
                                                            -------------
Total Expenses                                                 1,479,402
                                                            -------------
NET INVESTMENT LOSS                                             (306,417)
                                                            -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain on -
Investments                                                    8,220,787
Foreign currency and other assets and liabilities                  1,110
                                                            -------------
                                                               8,221,897
                                                            -------------

Net change in unrealized appreciation (depreciation) on -
Investments                                                  (33,275,668)
Foreign currency and other assets and liabilities                  4,289
                                                            -------------
                                                             (33,271,379)
                                                            -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                                  (25,049,482)
                                                            -------------

NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                  $(25,355,899)
                                                            =============



The accompanying notes are an integral part of the financial statements.
6

Statements  of  Changes  in  Net  Assets




                                                           FOR THE          FOR THE
                                                          YEAR ENDED      YEAR ENDED
                                                           12/31/02        12/31/01
                                                       ----------------  -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss                                    $      (306,417)  $   (481,267)
Net realized gain on investments                             8,221,897     20,360,891
Net change in unrealized appreciation (depreciation)
on investments                                             (33,271,379)    (4,995,549)
                                                       ----------------  -------------
Net increase (decrease) from operations                    (25,355,899)    14,884,075
                                                       ----------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):

From net investment income                                     (16,453)      (526,989)
From net realized gain on investments                      (11,084,195)   (15,518,696)
                                                          -------------  -------------
Total distributions to shareholders                        (11,100,648)   (16,045,685)
                                                          -------------  -------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)       15,662,452      4,137,899
                                                       ----------------  -------------
Net increase (decrease) in net assets                      (20,794,095)     2,976,289

NET ASSETS:

Beginning of year                                          141,039,181    138,062,892
                                                       ----------------  -------------

END OF YEAR (including undistributed net investment
income of $0 and $16,074, respectively)                $   120,245,086   $141,039,181
                                                       ================  =============



The accompanying notes are an integral part of the financial statements.
7

Financial  Highlights



                                                                                           FOR THE PERIOD
                                                                    FOR THE YEARS ENDED     11/5/99 1 TO
                                                          12/31/02    12/31/01    12/31/00    12/31/99
                                                         ----------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD):

NET ASSET VALUE - BEGINNING OF PERIOD                    $ 12.52     $ 12.69     $ 10.80      $ 10.00
                                                         ----------  ----------  ----------   --------
Income from investment operations:
Net investment income (loss)                               (0.02)      (0.04)      (0.03)        -- 4
Net realized and unrealized gain (loss) on investments     (2.23)       1.47        9.00         0.80
                                                         ----------  ----------  ----------   --------
Total from investment operations                           (2.25)       1.43        8.97         0.80
                                                         ----------  ----------  ----------   --------


Less distributions to shareholders:
From net investment income                                  -- 4       (0.05)       -- 4          --
From net realized gain on investments                      (0.92)      (1.55)      (7.08)         --
                                                         ----------  ----------  ----------   -------
Total distributions to shareholders                        (0.92)      (1.60)      (7.08)         --
                                                         ----------  ----------  ----------   -------

NET ASSET VALUE - END OF PERIOD                          $  9.35     $ 12.52     $ 12.69      $10.80
                                                         ==========  ==========  ==========   =======

Total return2                                             (17.93%)    11.70%      87.31%        8.00%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses                                                   1.20%       1.14%       1.11%        1.22% 3
Net investment income (loss)                              (0.25%)     (0.36%)     (0.30%)       0.02% 3

Portfolio turnover                                          76%         120%        162%          10%

NET ASSETS - END OF PERIOD (000's omitted)              $120,245    $ 141,039    $ 138,063    $ 82,770
                                                       ==========   ===========  ==========   =========

1Recommencement  of  operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
3Annualized.
4Less  than  $0.01  per  share.

The accompanying notes are an integral part of the financial statements.
8

Notes  to  Financial  Statements

1.        ORGANIZATION

Life Sciences Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies in industries based on the life sciences and related industries.

On November 5, 1999, the Series resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. On May 1, 2001, the Series began offering shares directly to investors. Previously, the Series was available from time to time to employees and advisory clients of the Advisor.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 50 million have been designated as Life Sciences Series Common Stock.

2.         SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, and options, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in ninety days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements

2.         SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.         TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Notes  to  Financial  Statements

3.         TRANSACTIONS  WITH  AFFILIATES  (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

4.         PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $98,951,005 and $89,720,068, respectively.

5.         CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Life  Sciences  Series  were:

                       FOR THE YEAR                    FOR THE YEAR
                      ENDED 12/31/02                  ENDED 12/31/01
             ---------------------------------  --------------------------
                 Shares            Amount         Shares        Amount
             ---------------  ----------------  -----------  -------------
Sold              1,842,360   $    19,027,199      737,916   $  9,200,167
Reinvested        1,148,767        10,985,189    1,306,240     15,857,753
Repurchased      (1,404,018)      (14,349,936)  (1,652,320)   (20,920,021)
             ---------------  ----------------  -----------  -------------
Total             1,587,109   $    15,662,452      391,836   $  4,137,899
             ===============  ================  ===========  =============



Substantially all of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.         FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2002.

7.         FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

NOTES TO FINANCIAL STATEMENTS

8.         FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses and net operating losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The  tax  character  of  distributions  paid  were  as  follows:

                           For the Year     For the Year
                          Ended 12/31/02   Ended 12/31/01
                          ---------------  ---------------
Ordinary Income           $        16,074  $       526,989
Short-term capital gains        4,332,717       12,313,839
Long-term capital gains         6,751,857        3,204,857



Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gain for its taxable year ended December 31, 2002.

At December 31, 2002, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes of $134,660,934 were as follows:

Unrealized appreciation                $  6,424,251
Unrealized depreciation                 (20,681,792)
                                       -------------
Net unrealized depreciation             (14,257,541)
Undistributed long-term capital gains        77,349


Report  of  Independent  Accountants


TO  THE  BOARD  OF  DIRECTORS  OF  EXETER  FUND,  INC.  AND  SHAREHOLDERS
OF  LIFE  SCIENCES  SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Life Sciences Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers  LLP

BOSTON,  MASSACHUSETTS
FEBRUARY  10,  2003

Directors'  and  Officers'  Information  (unaudited)


The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).




NAME:                                               William Manning
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                66
CURRENT POSITION(S) HELD WITH FUND:                 President
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, Director & Co-founder, Manning & Napier Advisors, Inc.
                                                    President, Founder, CEO, Treasurer & Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  19
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      KSDS, Inc.
                                                    Kent Displays, Inc.
                                                    Manning Leasing dba Williams International Air
                                                    Manning Ventures, Inc.
                                                    Mount Union College
                                                    NCADD
                                                    Symantix Corp.
-----------------------------------------------------------------------------------------------------------------------------
NAME:                                               B. Reuben Auspitz*
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                55
CURRENT POSITION(S) HELD WITH FUND:                 Principal Executive Officer, Vice President, Chairman & Director,
                                                    Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                    President & Director, Manning & Napier Investor Services, Inc.
                                                    Holds one or more of the following titles for various subsidiaries and affiliates: Director, Chairman, Treasurer or Member
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Exeter Trust Co.
-----------------------------------------------------------------------------------------------------------------------------
NAME:                                               Martin Birmingham
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                81
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-----------------------------------------------------------------------------------------------------------------------------
NAME:                                               Harris H. Rusitzky
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                67
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-----------------------------------------------------------------------------------------------------------------------------

Directors'  and  Officers'  Information  (unaudited)


NAME:                                              Peter L. Faber
ADDRESS:                                           1100 Chase Square
                                                   Rochester, NY 14604
AGE:                                               64
CURRENT POSITION(S) HELD WITH FUND:                Director
TERM OF OFFICE & LENGTH OF TIME SERVED:            N/A - Since 1987
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:       Partner, McDermott, Will & Emery (law firm)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX: 25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:     New York City Partnership & Chamber of Commerce, Inc.
-----------------------------------------------------------------------------------------------------------------------------
NAME:                                              Stephen B. Ashley
ADDRESS:                                           1100 Chase Square
                                                   Rochester, NY 14604
AGE:                                               62
CURRENT POSITION(S) HELD WITH FUND:                Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:            N/A - Since 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:       Chairman, Director, President & Chief Executive Officer,
                                                   The Ashley Group (property management and investment)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX: 25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:     Genesee Corp.
                                                   The Ashley Group
                                                   Fannie Mae
-----------------------------------------------------------------------------------------------------------------------------
NAME:                                              Christine Glavin
ADDRESS:                                           1100 Chase Square
                                                   Rochester, NY 14604
AGE:                                               36
CURRENT POSITION(S) HELD WITH FUND:                Principal Financial Officer, Chief Financial Officer
TERM OF OFFICE & LENGTH OF TIME SERVED:            N/A - Since 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:       Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                   Chief Financial & Accounting Officer, Treasurer
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX: 25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:     N/A
-----------------------------------------------------------------------------------------------------------------------------
NAME:                                              Jodi L. Hedberg
ADDRESS:                                           1100 Chase Square
                                                   Rochester, NY 14604
AGE:                                               35
CURRENT POSITION(S) HELD WITH FUND:                Corporate Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:            N/A - Since 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:       Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                   Corporate Secretary
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX: 25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:     N/A
-----------------------------------------------------------------------------------------------------------------------------
NAME:                                              Alaina V. Metz
ADDRESS:                                           1100 Chase Square
                                                   Rochester, NY 14604
AGE:                                               35
CURRENT POSITION(S) HELD WITH FUND:                Special Assistant Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:            N/A - Since 2002
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:       Vice President, BISYS
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX: 19
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:     N/A
-----------------------------------------------------------------------------------------------------------------------------

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes portfolios of Exeter Insurance Fund, Inc.

EXETER  FUND,  INC.
ANNUAL  REPORT
DECEMBER  31,  2002
WORLD  OPPORTUNITIES  SERIES

Management  Discussion  and  Analysis

DEAR  SHAREHOLDERS:

This past year was a rough one in foreign equity markets, just as it was in the United States. In fact, it was the third consecutive year of double-digit negative returns for the foreign markets as measured by the Morgan Stanley
Capital International World Index and All Country World Index Free ex U.S. Index. Although the World Opportunities Series was not immune from this negative environment in 2002, it did not suffer to the extent its two benchmarks did, and its longer-term returns are considerably better.

The Series' portfolio continues to have a barbell-like structure, with exposure to both defensive and cyclical stocks, selected based on our bottom-up investment strategies. As they are less sensitive to economic cycles, defensive holdings typically outperform due to an ability to post positive earnings in a difficult economic environment. Cyclical stocks generally appreciate as the economy grows. As the markets were volatile again in 2002, the Series' considerable defensive exposure benefited performance. However, in the fourth quarter, stocks rallied and the cyclical stocks appreciated.

There were several changes in the portfolio in 2002. In particular, our investment strategies helped us identify new opportunities in the consumer staples, health care, and basic materials sectors. Within the defensive consumer staples and health care sectors, we identified cheap high-quality names that fit into our investment strategies. In the basic materials sector, we added metals and mining companies on the expectation of improved supply and demand dynamics in the copper and aluminum markets.

The Series continues to be quite overweighted in basic materials relative to its benchmarks. This is because there are currently several industry cycles playing out that are attractive under our Hurdle Rate Strategy. This strategy seeks out strong companies within industries which are expected to see favorable supply and demand dynamics, as low profitability forces capacity rationalization, which in turn leads to pricing power. In industries such as pulp and paper, chemicals, metals and mining, oil services, and shipping, profits are expected to improve significantly from depressed bases, as supply is removed from the system and demand returns. In the up cycle, we expect demand to outpace available capacity, leading to pricing power and peak profits.

During the year, several of the Series' holdings became acquisition targets. This is confirmation of the approach of our Bankable Deal Strategy, in which stocks are selected because they are selling at such a discount to intrinsic value that market forces will eventually seek to unlock the value. Jefferson Smurfit Group plc, South African Breweries plc, and Panamerican Beverages, Inc. were all sold after significant gains following the announcement of deals.

Although we choose stocks based on our stock-by-stock analysis, country-specific issues can affect the holdings from those countries. For instance, the Brazilian holdings suffered leading up to elections as concerns grew over economic policy under a new president. Since the elections, the markets have become more comfortable with President Lula. Thus far he has calmed investors through his strong performance in appointing an economic team and sticking to fiscal austerity. The stability led to a strong market rally in the latter part of the year and stocks should appreciate further as risk premiums and interest rates fall.

We believe that the global economy is in the midst of an economic recovery, which has so far been restrained by excesses built up during the unprecedented economic expansion. There are signs that the mountains of debt and capacity are being eroded. As this trend develops, we expect to continue to reposition the Series' portfolio by selling our defensive holdings and adding holdings in cyclical stocks and emerging markets, as valuations and strategy fit provide appropriate opportunities.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Management  Discussion  and  Analysis

[graphic]
[pie  chart]

Portfolio  Allocation  by  Country*  -  As  of  December  31,  2002

Brazil  -  13.6%
Bahamas  -  2.4%
Bermuda  -  0.7%
Canada  -  4.0%
France  -  6.1%
Germany  -  8.6%
Guernsey  -  1.0%
Hong  Kong  -  2.2%
Ireland  -  1.3%
Mexico  -  3.3%
Netherlands  -  2.5%
Norway  -  3.2%
Philippines  -  4.9%
South  Africa  -  3.6%
Korea  -  2.1%
Switzerland  -  13.3%
United  Kingdom  -  14.0%
Cash,  short-term  investments,  and  other  assets,  less  liabilities  - 13.2%

*As  a  percentage  of  net  assets.

Performance  Update - December  31,  2002

Exeter  Fund,  Inc.-
World  Opportunities  Series



                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            8,922        -10.78%   -10.78%
Five Year   $           13,073         30.73%     5.50%
Inception1  $           14,774         47.74%     6.37%




Morgan  Stanley
Capital  International  (MSCI)  World  Index



                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            8,011        -19.89%   -19.89%
Five Year   $            8,987        -10.13%    -2.11%
Inception1  $           10,880          8.80%     1.36%




Morgan  Stanley
Capital  International  (MSCI)  All  Country  World  Index  Free  ex  U.S. Index



                                      Total Return
                                     --------------
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            8,533        -14.67%   -14.67%
Five Year   $            8,740        -12.60%    -2.66%
Inception1  $            9,064         -9.36%    -1.56%



The value of a $10,000 investment in the Exeter Fund, Inc. - World Opportunities Series from its inception (9/6/96) to present (12/31/02) as compared to the MSCI World Index and the MSCI All Country World Index Free ex U.S. Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



                 Exeter Fund, Inc.           MSCI                         MSCI
Date        World Opportunities Series   World Index   All Country World Index Free ex U.S. Index
9/6/1996    $                    10,000  $     10,000  $                                    10,000
12/31/1996                       10,482        10,865                                       10,163
12/31/1997                       11,301        12,578                                       10,370
12/31/1998                       10,806        15,639                                       11,870
12/31/1999                       15,385        19,539                                       15,538
12/31/2000                       16,609        16,964                                       13,194
12/31/2001                       16,559        14,110                                       10,622
12/31/2002                       14,774        10,880                                        9,064




1Performance numbers for the Series are calculated from September 6, 1996, the Series' inception date. Performance numbers for Indices are calculated from September 30, 1996. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The MSCI World Index is a market capitalization-weighted measure of the total return of 1,476 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The MSCI All Country World Index Free ex U.S. Index is a free float adjusted market capitalization-Weighted measure of the total return of 1,756 companies listed on the stock exchanges of 48 countries. The Indices are denominated in U.S. Dollars. Both Indices' returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2002


                                                                           VALUE
                                                              SHARES     (NOTE 2)
                                                             ---------  -----------
COMMON STOCKS - 86.8%
AEROSPACE & DEFENSE - 2.5%
Empresa Brasileira de Aeronautica S.A. (Embraer) -
ADR (Brazil)                                                   122,205  $1,943,059
                                                                        -----------

BEVERAGES - 6.3%
San Miguel Corp. (Philippines)                               3,105,520   3,839,362
Vitasoy International Holdings Ltd. (Hong Kong)              5,380,000   1,159,007
                                                                        -----------
                                                                         4,998,369
                                                                        -----------

BIOTECHNOLOGY - 1.6%
Celltech Group plc* (United Kingdom)                           232,000   1,288,564
                                                                        -----------

CHEMICALS - 11.2%
Agrium, Inc. (Canada)                                          174,000   1,967,940
Akzo Nobel N.V. (Netherlands)                                   63,000   1,998,572
Imperial Chemical Industries plc (United Kingdom)              204,545     757,383
Lonza Group AG (Switzerland)                                    26,000   1,579,518
Syngenta AG - ADR (Switzerland)                                219,000   2,522,880
                                                                        -----------
                                                                         8,826,293
                                                                        -----------

COMMUNICATIONS EQUIPMENT - 0.4%
Nortel Networks Corp.* (Canada)                                204,000     328,440
                                                                        -----------

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 1.7%
Telecomunicacoes Brasileiras S.A. (Telebras) - ADR (Brazil)     73,000   1,361,450
                                                                        -----------

ELECTRIC UTILITIES - 2.8%
International Power plc* (United Kingdom)                      360,000     554,932
Korea Electric Power Corp. (KEPCO) - ADR (South Korea)         195,000   1,657,500
                                                                        -----------
                                                                         2,212,432
                                                                        -----------

ENERGY EQUIPMENT & SERVICES - 0.7%
Compagnie Generale de Geophysique S.A. (CGG)* (France)          32,000     517,144
                                                                        -----------

FOOD PRODUCTS - 10.4%
Cadbury Schweppes plc (United Kingdom)                         280,000   1,744,488
Nestle S.A. (Switzerland)                                        8,000   1,695,234
Unilever plc - ADR (United Kingdom)                            124,249   4,752,524
                                                                        -----------
                                                                         8,192,246
                                                                        -----------

HEALTH CARE PROVIDERS & SERVICES - 1.7%
Jomed N.V.* (Switzerland)                                      150,000   1,328,922
                                                                        -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.
4

INVESTMENT PORTFOLIO - DECEMBER 31, 2002

                                                                     VALUE
                                                        SHARES      (NOTE 2)
                                                       ---------  ------------
HOTELS, RESTAURANTS & LEISURE - 4.2%
Club Mediterranee S.A.* (France)                          89,600  $ 2,153,201
The Hongkong & Shanghai Hotels Ltd.  (Hong Kong)       1,300,000      550,113
Mandarin Oriental International Ltd.* (Bermuda)        1,225,000      563,500
                                                                  ------------
                                                                    3,266,814
                                                                  ------------

HOUSEHOLD DURABLES - 1.3%
Waterford Wedgwood plc (Ireland)                       1,950,000    1,021,216
                                                                  ------------

HOUSEHOLD PRODUCTS - 2.4%
Henkel KGaA (Germany)                                     29,500    1,866,725
                                                                  ------------

MARINE - 5.7%
Odfjell ASA (Norway)                                     160,000    2,540,489
Teekay Shipping Corp. (Bahamas)                           47,000    1,912,900
                                                                  ------------
                                                                    4,453,389
                                                                  ------------

METALS & MINING - 7.4%
Alcan, Inc. (Canada)                                      28,200      832,464
Antofagasta plc (United Kingdom)                         195,405    1,966,141
Grupo Mexico S.A. (Mexico)                               781,200      858,544
Norddeutsche Affinerie AG (Germany)                      210,000    2,203,740
                                                                  ------------
                                                                    5,860,889
                                                                  ------------

OIL & GAS - 2.8%
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil)      165,000    2,211,000
                                                                  ------------

PAPER & FOREST PRODUCTS - 12.3%
Aracruz Celulose S.A. - ADR (Brazil)                     165,000    3,062,400
Kimberly-Clark de Mexico, S.A. de C.V. - ADR (Mexico)    150,000    1,720,185
Sappi Ltd. - ADR (South Africa)                          212,000    2,802,640
Votorantim Celulose e Papel S.A. - ADR (Brazil)          130,000    2,137,200
                                                                  ------------
                                                                    9,722,425
                                                                  ------------

PERSONAL PRODUCTS - 2.7%
Clarins S.A. (France)                                     48,000    2,140,776
                                                                  ------------

PHARMACEUTICALS - 7.7%
Merck KGaA (Germany)                                     104,000    2,740,445
Novartis AG - ADR (Switzerland)                           91,000    3,342,430
                                                                  ------------
                                                                    6,082,875
                                                                  ------------

SOFTWARE - 1.0%
Amdocs Ltd.* (Guernsey)                                   77,000      756,140
                                                                  ------------

TOTAL COMMON STOCKS
(Identified Cost $79,661,153)                                      68,379,168
                                                                  ------------

The accompanying notes are an integral part of the financial statements.
5

Investment  Portfolio  -  December  31,  2002

                                                       SHARES/          VALUE
                                                  PRINCIPAL AMOUNT     (NOTE 2)
                                                  -----------------  ------------
SHORT-TERM INVESTMENTS - 13.0%
Dreyfus Treasury Cash Management Fund                     2,779,106  $ 2,779,106
Fannie Mae Discount Note, 1/29/2003               $       4,000,000    3,995,940
Federal Home Loan Bank Discount Note, 2/19/2003           3,500,000    3,494,069
                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $10,269,115)                                         10,269,115
                                                                     ------------

TOTAL INVESTMENTS - 99.8%
(Identified Cost $89,930,268)                                         78,648,283

OTHER ASSETS, LESS LIABILITIES - 0.2%                                    124,004
                                                                     ------------

NET ASSETS - 100%                                                    $78,772,287
                                                                     ============



*Non-income  producing  security
ADR  -  American  Depository  Receipt

The Series' portfolio holds, as a percentage of net assets, greater than 10% in the following countries: Brazil - 13.6%; Switzerland - 13.3%; United Kingdom - 14.0%.

The accompanying notes are an integral part of the financial statements.
6

Statement  of  Assets  and  Liabilities




DECEMBER 31, 2002


ASSETS:
Investments, at value (identified cost $89,930,268) (Note 2)    $ 78,648,283
Cash                                                                  19,604
Foreign currency, at value (cost $19,321)                             19,321
Dividends receivable                                                 162,353
Receivable for fund shares sold                                       70,362
Foreign tax reclaims receivable                                       34,742
                                                                -------------
TOTAL ASSETS                                                      78,954,665
                                                                -------------

LIABILITIES:

Accrued management fees (Note 3)                                      65,262
Accrued transfer agent fees (Note 3)                                  16,108
Accrued fund accounting fees (Note 3)                                  4,345
Accrued directors' fees (Note 3)                                       1,404
Payable for fund shares repurchased                                   54,713
Audit fees payable                                                    23,050
Custodian fees payable                                                 3,602
Other payables and accrued expenses                                   13,894
                                                                -------------
TOTAL LIABILITIES                                                    182,378
                                                                -------------
TOTAL NET ASSETS                                                $ 78,772,287
                                                                =============

NET ASSETS CONSIST OF:

Capital stock                                                   $    149,093
Additional paid-in-capital                                        95,108,244
Undistributed net investment income                                  416,715
Accumulated net realized loss on investments                      (5,623,624)
Net unrealized depreciation on investments, foreign currency,
other assets and liabilities                                     (11,278,141)
                                                                -------------
TOTAL NET ASSETS                                                $ 78,772,287
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($78,772,287/14,909,276 shares)       $       5.28
                                                                =============



The accompanying notes are an integral part of the financial statements.
7

Statement  of  Operations





FOR THE YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $102,091)     $  1,866,835
Interest                                                   123,951
                                                      -------------
Total Investment Income                                  1,990,786
                                                      -------------

EXPENSES:

Management fees (Note 3)                                   829,425
Transfer agent fees (Note 3)                                91,500
Fund accounting fees (Note 3)                               52,775
Directors' fees (Note 3)                                     6,700
Custodian fees                                              42,000
Audit fees                                                  27,000
Miscellaneous                                               30,510
                                                      -------------
Total Expenses                                           1,079,910
                                                      -------------
NET INVESTMENT INCOME                                      910,876
                                                      -------------

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS:

Net realized loss on -
Investments                                             (3,251,064)
Foreign currency, forward foreign currency exchange
contracts, and other assets and liabilities                (91,694)
                                                      -------------
                                                        (3,342,758)
                                                      -------------

Net change in unrealized depreciation on -
Investments                                             (6,965,801)
Foreign currency, forward foreign currency exchange
contracts, and other assets and liabilities                (89,458)
                                                      -------------
                                                        (7,055,259)
                                                      -------------

NET REALIZED AND UNREALIZED GAIN LOSS ON
INVESTMENTS                                            (10,398,017)
                                                      -------------

NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                            $ (9,487,141)
                                                      =============



The accompanying notes are an integral part of the financial statements.
8

Statements  of  Changes  in  Net  Assets




                                                         FOR THE       FOR THE
                                                        YEAR ENDED    YEAR ENDED
                                                         12/31/02      12/31/01
                                                       ------------  ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

Net investment income                                  $   910,876   $   799,784
Net realized loss on investments                        (3,342,758)   (1,488,735)
Net change in unrealized depreciation on
investments                                             (7,055,259)      496,532
                                                       ------------  ------------
Net decrease from operations                            (9,487,141)     (192,419)
                                                       ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):

From net investment income                                       -    (2,295,727)
From net realized gain on investments                     (792,831)            -
                                                       ------------  ------------
Total distributions to shareholders                       (792,831)   (2,295,727)
                                                       ------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions
(Note 5)                                                 5,856,711     1,840,704
                                                       ------------  ------------

Net decrease in net assets                              (4,423,261)     (647,442)

NET ASSETS:

Beginning of year                                       83,195,548    83,842,990
                                                       ------------  ------------

END OF YEAR (including undistributed net investment
income and distributions in excess of net investment
income of $416,715 and ($509,434), respectively)       $78,772,287   $83,195,548
                                                       ============  ============



The accompanying notes are an integral part of the financial statements.
9

Financial  Highlights







                                                                       FOR THE YEARS ENDED
                                                     12/31/02    12/31/01    12/31/00    12/31/99    12/31/98
                                                    ----------  ----------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):

NET ASSET VALUE - BEGINNING OF YEAR                  $  5.98     $  6.18     $  9.30     $ 8.55      $ 9.76
                                                    ----------  ----------  ----------  ----------  ----------

Income from investment operations:
Net investment income                                   0.06        0.06        0.42       0.39        0.12
Net realized and unrealized gain (loss) on
investments                                            (0.71)      (0.09)       0.27       3.16       (0.59)1
                                                    ----------  ----------  ----------  ----------  ----------
Total from investment operations                       (0.65)      (0.03)       0.69       3.55       (0.47)
                                                    ----------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                 -       (0.17)      (0.99)     (0.28)      (0.14)
From net realized gain on investments                  (0.05)          -       (2.82)     (2.52)      (0.60)
                                                    ----------  ----------  ----------  ----------  ----------
Total distributions to shareholders                    (0.05)      (0.17)      (3.81)     (2.80)      (0.74)
                                                    ----------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF YEAR                        $  5.28     $  5.98     $  6.18     $ 9.30      $ 8.55
                                                    ==========  ==========  ==========  ==========  ==========

Total return2                                         (10.78%)     (0.30%)      7.96%     42.37%      (4.38%)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses                                                1.30%       1.21%       1.19%      1.15%       1.13%
Net investment income                                   1.10%       0.95%       1.61%      2.19%       2.30%

Portfolio turnover                                       41%         42%         52%        23%         52%

NET ASSETS - END OF YEAR (000's omitted)             $ 78,772    $ 83,196    $ 83,843   $ 117,248   $ 215,778
                                                    ==========  ==========  ==========  ==========  ==========


1The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to timing of sales and repurchases of Series shares in relation to fluctuating market values of the investments of the Series.
2Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.

The  accompanying  notes  are  an  integral  part  of  the financial statements.
10

Notes  to  Financial  Statements

1.         ORGANIZATION

World Opportunities Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies located around the world.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Series are offered to investors, employees, and clients of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 37.5 million have been designated as World Opportunities Series Class A Common Stock.

2.         SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, and options, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in ninety days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements

2.         SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) on investments.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

At December 31, 2002, the Series had no open forward foreign currency exchange contracts.

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements

2.         SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.         TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Fund also pays the Advisor an annual fee of $10,000 for each additional active class of a Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

4.         PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $31,888,459 and $29,863,239, respectively.

Notes  to  Financial  Statements

5.         CAPITAL  STOCK  TRANSACTIONS

Transactions  in  Class  A  shares  of  World  Opportunities  Series  were:

                       FOR THE YEAR                 FOR THE YEAR
                      ENDED 12/31/02               ENDED 12/31/01
             -----------------------------  -----------------------------
                 Shares          Amount       Shares          Amount
             ---------------  ------------  -----------  ----------------
Sold              2,065,317   $11,829,640    1,913,796   $    11,566,113
Reinvested          154,150       786,167      404,070         2,244,735
Repurchased      (1,216,449)   (6,759,096)  (1,977,070)      (11,970,144)
             ---------------  ------------  -----------  ----------------
Total             1,003,018   $ 5,856,711      340,796   $     1,840,704
             ===============  ============  ===========  ================



Substantially all of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.         FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2002.

7.         FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.          FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, Post-October losses, and investments in passive foreign investment companies. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The  tax  character  of  distributions  paid  were  as  follows:

                           FOR THE YEAR     FOR THE YEAR
                          ENDED 12/31/02   ENDED 12/31/01
                          ---------------  ---------------
Ordinary income           $            --  $     2,295,727
Short-term capital gains          420,135               --
Long-term capital gains           372,696               --

Notes  to  Financial  Statements

8.         FEDERAL  INCOME  TAX  INFORMATION  (continued)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gain for its taxable year ended December 31, 2002.

For the year ended December 31, 2002, the Series elected to defer $5,714,128 of capital losses attributable to Post-October losses.

At December 31, 2002, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes of $89,930,268 were as follows:




Unrealized appreciation                 $  6,606,260
Unrealized depreciation                  (17,888,245)
                                        -------------
Net unrealized depreciation              (11,281,985)
Undistributed ordinary income                416,715
Undistributed short-term capital gains        90,504

Report  of  Independent  Accountants


TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF WORLD OPPORTUNITIES SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of World Opportunities Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers  LLP

BOSTON,  MASSACHUSETTS
FEBRUARY  10,  2003

Directors'  and  Officers'  Information  (unaudited)


The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).




NAME:                                               William Manning
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                66
CURRENT POSITION(S) HELD WITH FUND:                 President
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, Director & Co-founder, Manning & Napier Advisors, Inc.
                                                    President, Founder, CEO, Treasurer & Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  19
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      KSDS, Inc.
                                                    Kent Displays, Inc.
                                                    Manning Leasing dba Williams International Air
                                                    Manning Ventures, Inc.
                                                    Mount Union College
                                                    NCADD
                                                    Symantix Corp.
-----------------------------------------------------------------------------------------------------------------------------
NAME:                                               B. Reuben Auspitz*
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                55
CURRENT POSITION(S) HELD WITH FUND:                 Principal Executive Officer, Vice President, Chairman & Director,
                                                    Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                    President & Director, Manning & Napier Investor Services, Inc.
                                                    Holds one or more of the following titles for various subsidiaries and affiliates: Director, Chairman, Treasurer or Member
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Exeter Trust Co.
-----------------------------------------------------------------------------------------------------------------------------
NAME:                                               Martin Birmingham
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                81
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-----------------------------------------------------------------------------------------------------------------------------
NAME:                                               Harris H. Rusitzky
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                67
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-----------------------------------------------------------------------------------------------------------------------------

Directors'  and  Officers'  Information  (unaudited)


NAME:                                               Peter L. Faber
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                64
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1987
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Partner, McDermott, Will & Emery (law firm)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      New York City Partnership & Chamber of Commerce, Inc.
-----------------------------------------------------------------------------------------------------------------------------
NAME:                                               Stephen B. Ashley
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                62
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Chairman, Director, President & Chief Executive Officer,
                                                    The Ashley Group (property management and investment)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae
-----------------------------------------------------------------------------------------------------------------------------
NAME:                                               Christine Glavin
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                36
CURRENT POSITION(S) HELD WITH FUND:                 Principal Financial Officer, Chief Financial Officer
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                    Chief Financial & Accounting Officer, Treasurer
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-----------------------------------------------------------------------------------------------------------------------------

NAME:                                               Jodi L. Hedberg
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Corporate Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                    Corporate Secretary
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-----------------------------------------------------------------------------------------------------------------------------
NAME:                                               Alaina V. Metz
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Special Assistant Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2002
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Vice President, BISYS
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  19
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-----------------------------------------------------------------------------------------------------------------------------


*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.